PART B
STATEMENT OF ADDITIONAL INFORMATION
DATED JANUARY 1, 2005, AS AMENDED MARCH 1, 2005

CLASS A SHARES
CLASS B SHARES
CLASS C SHARES
SERVICE SHARES
INSTITUTIONAL SHARES

GOLDMAN SACHS BALANCED FUND
GOLDMAN SACHS GROWTH AND INCOME FUND
GOLDMAN SACHS CORESM LARGE CAP VALUE FUND
GOLDMAN SACHS CORESM U.S. EQUITY FUND
GOLDMAN SACHS CORESM LARGE CAP GROWTH FUND
GOLDMAN SACHS CORESM SMALL CAP EQUITY FUND
GOLDMAN SACHS CORESM INTERNATIONAL EQUITY FUND
GOLDMAN SACHS CAPITAL GROWTH FUND
GOLDMAN SACHS STRATEGIC GROWTH FUND
GOLDMAN SACHS GROWTH OPPORTUNITIES FUND
GOLDMAN SACHS MID CAP VALUE FUND
GOLDMAN SACHS SMALL CAP VALUE FUND
GOLDMAN SACHS LARGE CAP VALUE FUND
GOLDMAN SACHS INTERNATIONAL EQUITY FUND
GOLDMAN SACHS EUROPEAN EQUITY FUND
GOLDMAN SACHS JAPANESE EQUITY FUND
GOLDMAN SACHS INTERNATIONAL GROWTH OPPORTUNITIES FUND
GOLDMAN SACHS EMERGING MARKETS EQUITY FUND
GOLDMAN SACHS ASIA GROWTH FUND
GOLDMAN SACHS RESEARCH SELECT FUNDSM
GOLDMAN SACHS CONCENTRATED GROWTH FUND

(Equity Portfolios of Goldman Sachs Trust)

4900 Sears Tower
Chicago, Illinois 60606-6303

     This Statement of Additional Information (the “Additional Statement”) is not a Prospectus. This Additional Statement should be read in conjunction with the Prospectuses for the Class A Shares, Class B Shares, Class C Shares, Service Shares and Institutional Shares of: Goldman Sachs Balanced Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs CORE Large Cap Value Fund, Goldman Sachs CORE U.S. Equity Fund, Goldman Sachs CORE Large Cap Growth Fund, Goldman Sachs CORE Small Cap Equity Fund, Goldman Sachs CORE International Equity Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs International Equity Fund, Goldman Sachs European Equity Fund, Goldman Sachs Japanese Equity Fund, Goldman Sachs International Growth Opportunities Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Asia Growth Fund, Goldman Sachs Research Select

Fund and Goldman Sachs Concentrated Growth Fund dated January 1, 2005 (the “Prospectuses”), as they may be further amended and/or supplemented from time to time, which may be obtained without charge from Goldman, Sachs & Co. by calling the telephone number, or writing to one of the addresses, listed below or from institutions (“Service Organizations”) acting on behalf of their customers.

     The audited financial statements and related report of PricewaterhouseCoopers LLP, independent registered public accounting firm, for each Fund contained in each Fund’s 2004 annual report are incorporated herein by reference in the section “Financial Statements.” No other portions of each Fund’s Annual Report are incorporated by reference. A Fund’s Annual Report may be obtained upon request and without charge by calling Goldman, Sachs & Co. toll free at 800-621-2550.

     CORESM and Research SelectSM are service marks of Goldman, Sachs & Co.

     GSAM® is a registered service mark of Goldman, Sachs & Co.

The date of this Additional Statement is January 1, 2005, as amended March 1, 2005.

GOLDMAN SACHS ASSET MANAGEMENT, L.P.
Investment Adviser to:
Goldman Sachs Balanced Fund
Goldman Sachs Growth and Income Fund
Goldman Sachs CORE Large Cap Value Fund
Goldman Sachs CORE U.S. Equity Fund
Goldman Sachs CORE Large Cap Growth Fund
Goldman Sachs CORE Small Cap Equity Fund
Goldman Sachs CORE International Equity Fund
Goldman Sachs Capital Growth Fund
Goldman Sachs Strategic Growth Fund
Goldman Sachs Growth Opportunities Fund
Goldman Sachs Mid Cap Value Fund
Goldman Sachs Small Cap Value Fund
Goldman Sachs Large Cap Value Fund
Goldman Sachs Research Select Fund
Goldman Sachs Concentrated Growth Fund
32 Old Slip
New York, New York 10005

GOLDMAN, SACHS & CO.
Distributor
85 Broad Street
New York, New York 10004

GOLDMAN, SACHS & CO.
Transfer Agent
4900 Sears Tower
Chicago, Illinois 60606

GOLDMAN SACHS ASSET
MANAGEMENT INTERNATIONAL
Investment Adviser to:
Goldman Sachs International Equity Fund
Goldman Sachs European Equity Fund
Goldman Sachs Japanese Equity Fund
Goldman Sachs International Growth Opportunities Fund
Goldman Sachs Emerging Markets Equity Fund
Goldman Sachs Asia Growth Fund
Christchurch Court
10-15 Newgate Street
London, England EC1A7HD

Toll free (in U.S.) . . . 800-621-2550

INTRODUCTION

     Goldman Sachs Trust (the “Trust”) is an open-end, management investment company. The Trust is organized as a Delaware statutory trust and was established by a Declaration of Trust dated January 28, 1997. The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997. The following series of the Trust are described in this Additional Statement: Goldman Sachs Balanced Fund (“Balanced Fund”), Goldman Sachs Growth and Income Fund (“Growth and Income Fund”), Goldman Sachs CORE Large Cap Value Fund (“CORE Large Cap Value Fund”), Goldman Sachs CORE U.S. Equity Fund (“CORE U.S. Equity Fund”), Goldman Sachs CORE Large Cap Growth Fund (“CORE Large Cap Growth Fund”), Goldman Sachs CORE Small Cap Equity Fund (“CORE Small Cap Equity Fund”), Goldman Sachs CORE International Equity Fund (“CORE International Equity Fund”), Goldman Sachs Capital Growth Fund (“Capital Growth Fund”), Goldman Sachs Strategic Growth Fund (“Strategic Growth Fund”), Goldman Sachs Growth Opportunities Fund (“Growth Opportunities Fund”), Goldman Sachs Mid Cap Value Fund (“Mid Cap Value Fund”), Goldman Sachs Small Cap Value Fund (“Small Cap Value Fund”), Goldman Sachs Large Cap Value Fund (“Large Cap Value Fund”), Goldman Sachs International Equity Fund (“International Equity Fund”), Goldman Sachs European Equity Fund (“European Equity Fund”), Goldman Sachs Japanese Equity Fund (“Japanese Equity Fund”), Goldman Sachs International Growth Opportunities Fund (“International Growth Opportunities Fund”), Goldman Sachs Emerging Markets Equity Fund (“Emerging Markets Equity Fund”), Goldman Sachs Asia Growth Fund (“Asia Growth Fund”), Goldman Sachs Research Select Fund (“Research Select Fund”) and Goldman Sachs Concentrated Growth Fund (“Concentrated Growth Fund”) (collectively referred to herein as the “Funds”).

     The Funds, except the CORE Large Cap Value, CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity, Strategic Growth, Growth Opportunities, Large Cap Value, European Equity, Japanese Equity, International Growth Opportunities, Research Select and Concentrated Growth Funds were initially organized as a series of a corporation formed under the laws of the State of Maryland on September 27, 1989 and were reorganized as a Delaware statutory trust as of April 30, 1997. The Trustees of the Trust have authority under the Declaration of Trust to create and classify shares into separate series and to classify and reclassify any series or portfolio of shares into one or more classes without further action by shareholders. Pursuant thereto, the Trustees have created the Funds and other series. Additional series may be added in the future from time to time. Each Fund currently offers five classes of shares: Class A Shares, Class B Shares, Class C Shares, Institutional Shares and Service Shares. See “Shares of the Trust.”

     Goldman Sachs Asset Management, L.P. (“GSAM”) (formerly, Goldman Sachs Funds Management, L.P.), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”) serves as the Investment Adviser to the Balanced, Growth and Income, CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity, Capital Growth, Strategic Growth, Growth Opportunities, Mid Cap Value, Small Cap Value, Large Cap Value, Research Select and Concentrated Growth Funds. Goldman Sachs Asset Management International (“GSAMI”) serves as the Investment Adviser to the International Equity, European Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity and Asia Growth Funds. GSAM and GSAMI are sometimes individually referred to as an “Investment Adviser” and collectively herein as the “Investment Advisers.” In addition, Goldman Sachs serves as each Fund’s distributor and transfer agent. Each Fund’s custodian is State Street Bank and Trust Company (“State Street”).

     The following information relates to and supplements the description of each Fund’s investment policies contained in the Prospectuses. See the Prospectuses for a more complete description of the Funds’

investment objective and policies. Investing in the Funds entails certain risks and there is no assurance that a Fund will achieve its objective. Capitalized terms used but not defined herein have the same meaning as in the Prospectuses.

INVESTMENT OBJECTIVES AND POLICIES

     Each Fund has a distinct investment objective and policies. There can be no assurance that a Fund’s objective will be achieved. Each Fund, except the Concentrated Growth Fund, is a diversified open-end management company as defined in the Investment Company Act of 1940, as amended (the “Act”). The Concentrated Growth Fund is a non-diversified, open-end management company (as defined in the Act). The investment objective and policies of each Fund, and the associated risks of each Fund, are discussed in the Funds’ Prospectuses, which should be read carefully before an investment is made. All investment objectives and investment policies not specifically designated as fundamental may be changed without shareholder approval. However, with respect to the CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity, Mid Cap Value, Small Cap Value, Large Cap Value, International Equity, European Equity, Japanese Equity, Emerging Markets Equity and Asia Growth Funds, to the extent required by Securities and Exchange Commission (“SEC”) regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in a Fund’s policy to invest at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) or total assets (not including securities lending collateral and any investment of that collateral) in the particular type of investment suggested by its name. Additional information about the Funds, their policies, and the investment instruments they may hold, is provided below.

     Each Fund’s share price will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions, so that an investment in any of the Funds may be worth more or less when redeemed than when purchased. None of the Funds should be relied upon as a complete investment program.

     The following discussion supplements the information in the Funds’ Prospectuses.

General Information Regarding The Funds

     The Investment Adviser may purchase for the Funds common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants and stock purchase rights and synthetic and derivative instruments that have economic characteristics similar to equity securities (“equity investments”). The Investment Adviser utilizes first-hand fundamental research, including visiting company facilities to assess operations and to meet decision-makers, in choosing a Fund’s securities. The Investment Adviser may also use macro analysis of numerous economic and valuation variables to anticipate changes in company earnings and the overall investment climate. The Investment Adviser is able to draw on the research and market expertise of the Goldman Sachs Global Investment Research Department and other affiliates of the Investment Adviser, as well as information provided by other securities dealers. Equity investments in a Fund’s portfolio will generally be sold when the Investment Adviser believes that the market price fully reflects or exceeds the investments’ fundamental valuation or when other more attractive investments are identified.

     Value Style Funds. The Growth and Income, Mid Cap Value, Small Cap Value, Large Cap Value Funds, a portion of the Research Select Fund and a portion of the equity portion of the Balanced

Fund are managed using a value oriented approach. (The Research Select Fund and the equity portion of the Balanced Fund utilize a blend of value and growth investment styles. See “Growth Style Funds” below.) The Investment Adviser evaluates securities using fundamental analysis and intends to purchase equity investments that are, in its view, underpriced relative to a combination of such companies’ long-term earnings prospects, growth rate, free cash flow and/or dividend-paying ability. Consideration will be given to the business quality of the issuer. Factors positively affecting the Investment Adviser’s view of that quality include the competitiveness and degree of regulation in the markets in which the company operates, the existence of a management team with a record of success, the position of the company in the markets in which it operates, the level of the company’s financial leverage and the sustainable return on capital invested in the business. The Funds may also purchase securities of companies that have experienced difficulties and that, in the opinion of the Investment Adviser, are available at attractive prices.

     The Small Cap Value Fund is currently closed to new investors. The following investors are permitted to make additional purchases and to reinvest dividends and capital gains into their accounts: current Fund shareholders; and certain Qualified Defined Contribution and Benefit Plans (as defined below) investing through financial institutions that currently have a contractual agreement with Goldman, Sachs & Co. to offer the Fund. Certain Qualified Defined Contribution and Benefit Plans include 401(k) plans, profit sharing plans and money purchase pension plans, as well as 403(b) plans and 457 plans.

     Once a shareholder closes all accounts in the Small Cap Value Fund, additional investments may not be accepted. Exchanges into the Small Cap Value Fund from other Goldman Sachs Funds are not permitted. The Small Cap Value Fund may resume sales of shares to new investors at some future date. Additionally, although the Small Cap Value Fund is currently closed to new investors, the Fund may enter into asset purchase or other reorganization transactions with other investment companies that would result in the issuance of shares of the Fund to new accounts.

     Growth Style Funds. The Capital Growth, Strategic Growth, Growth Opportunities and Concentrated Growth Funds, a portion of the Research Select Fund and a portion of the equity portion of the Balanced Fund are managed using a growth equity oriented approach. Equity investments for these Funds are selected based on their prospects for above average growth. The Investment Adviser will select securities of growth companies trading, in the Investment Adviser’s opinion, at a reasonable price relative to other industries, competitors and historical price/earnings multiples. The Funds will generally invest in companies whose earnings are believed to be in a relatively strong growth trend, or, to a lesser extent, in companies in which significant further growth is not anticipated but whose market value per share is thought to be undervalued. In order to determine whether a security has favorable growth prospects, the Investment Adviser ordinarily looks for one or more of the following characteristics in relation to the security’s prevailing price: prospects for above average sales and earnings growth per share; high return on invested capital; free cash flow generation; sound balance sheet, financial and accounting policies, and overall financial strength; established brand name; long product life cycle; enduring competitive advantages; effective research, product development, and marketing; pricing power; strength of management; and general operating characteristics that will enable the company to compete successfully in its marketplace.

     Quantitative Style Funds. CORE U.S. Equity, CORE Large Cap Growth, CORE Large Cap Value, CORE Small Cap Equity and CORE International Equity Funds (the “CORE Equity Funds”) are managed using both quantitative and fundamental techniques. CORE is an acronym for “Computer-Optimized, Research-Enhanced,” which reflects the CORE Funds’ investment process. This investment process and the proprietary multifactor model used to implement it are discussed below.

     Investment Process. The Investment Adviser begins with a broad universe of U.S. equity investments for CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth, and CORE Small Cap Equity Funds (the “CORE U.S. Equity Funds”), and a broad universe of foreign equity investments for CORE International Equity Fund. As described more fully below, the Investment Adviser uses a proprietary multifactor model (the “Multifactor Model”) to forecast the returns of different markets, currencies and individual securities.

     In building a diversified portfolio for each CORE Equity Fund, the Investment Adviser utilizes optimization techniques to seek to construct the most efficient risk/return portfolio given each CORE Fund’s benchmark. Each portfolio is primarily composed of securities rated highest by the foregoing investment process or those that the Investment Adviser believes maximize the portfolio’s risk/return tradeoff characteristics and industry weightings similar to the relevant Fund’s benchmark.

     Multifactor Models. The Multifactor Models are rigorous computerized rating systems for forecasting the returns of different equity markets, currencies and individual equity investments according to fundamental investment characteristics. The CORE U.S. Equity Funds use one Multifactor Model to forecast the returns of securities held in each Fund’s portfolio. The CORE International Equity Fund uses several Multifactor Models to forecast returns. Currently, the CORE International Equity Fund uses one model to forecast equity market returns, one model to forecast currency returns and six separate regional models to forecast individual equity security returns in 21 different countries. Despite this variety, all individual equity Multifactor Models incorporate common variables including measures of value, price momentum, profitability, earnings quality, management impact and analyst sentiment. All of the factors used in the Multifactor Models have been shown to significantly impact the performance of the securities, currencies and markets they were designed to forecast.

     The weightings assigned to the factors in the individual equity Multifactor Models used by the CORE Equity Funds are derived using a statistical formulation that considers each factor’s historical performance in different market environments. As such, the Multifactor Models are designed to evaluate each security using factors that are statistically related to returns over the long run. Because they include many disparate factors, the Investment Adviser believes that all the Multifactor Models are broader in scope and provide a more thorough evaluation than traditional investment processes. Securities and markets ranked highest by the relevant Multifactor Model do not have one dominant investment characteristic; rather, they possess an attractive combination of investment characteristics. By using a variety of relevant factors to select securities, currencies or markets, the Investment Adviser believes that the Fund will be better balanced and have more consistent performance than an investment portfolio that uses only one or two factors to select such investments.

     The Investment Adviser will monitor, and may occasionally suggest and make changes to, the method by which securities, currencies or markets are selected for or weighted in a Fund. Such changes (which may be the result of changes in the Multifactor Models or the method of applying the Multifactor Models) may include: (i) evolutionary changes to the structure of the Multifactor Models (e.g., the addition of new factors or a new means of weighting the factors); (ii) changes in trading procedures (e.g., trading frequency or the manner in which a Fund uses futures); or (iii) changes in the method by which securities, currencies or markets are weighted in a Fund. Any such changes will preserve a Fund’s basic investment philosophy of combining qualitative and quantitative methods of selecting securities using a disciplined investment process.

     Other Information. Since normal settlement for equity investments is three trading days (for certain international markets settlement may be longer), the Funds will need to hold cash balances to satisfy shareholder redemption requests. Such cash balances will normally range from 2% to 5% of a Fund’s net assets. CORE U.S. Equity Fund may enter into futures transactions only with respect to the S&P 500TM Index and the CORE Large Cap Growth, CORE Large Cap Value and CORE Small Cap Equity Funds may enter into futures transactions only with respect to a representative index in order to keep a Fund’s effective equity exposure close to 100%. CORE International Equity Fund may purchase other types of futures contracts. For example, if cash balances are equal to 5% of the net assets, the Fund may enter into long futures contracts covering an amount equal to 5% of the Fund’s net assets. As cash balances fluctuate based on new contributions or withdrawals, a Fund may enter into additional contracts or close out existing positions.

     Actively Managed International Funds. The International Equity, European Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity and Asia Growth Funds are managed using an active international approach, which utilizes a consistent process of stock selection undertaken by portfolio management teams located within each of the major investment regions, including Europe, Japan, Asia and the United States. In selecting securities, the Investment Adviser uses a bottom-up strategy based on first-hand fundamental research that is designed to give broad exposure to the available opportunities while seeking to add return primarily through stock selection. Equity investments for these Funds are evaluated based on three key factors—the business, the management and the valuation. The Investment Adviser ordinarily seeks securities that have, in the Investment Adviser’s opinion, superior earnings growth potential, sustainable franchise value with management attuned to creating shareholder value and relatively discounted valuations. In addition, the Investment Adviser uses a multi-factor risk model which seeks to assure that deviations from the benchmark are justifiable.

Additional Information About the Balanced Fund

     The investment objective of the Balanced Fund is to provide long-term growth of capital and current income. The Fund seeks growth of capital primarily through investments in equity investments. The Fund seeks to provide current income through investment in fixed-income securities (bonds).

     The Balanced Fund is intended to provide a foundation on which an investor can build an investment portfolio or to serve as the core of an investment program, depending on the investor’s goals. The Balanced Fund is designed for relatively conservative investors who seek a combination of long-term capital growth and current income in a single investment. The Balanced Fund offers a portfolio of equity and fixed-income securities intended to provide less volatility than a portfolio completely invested in equity investments and greater diversification than a portfolio invested in only one asset class. The Balanced Fund may be appropriate for people who seek capital appreciation but are concerned about the volatility typically associated with a fund that invests solely in stocks and other equity investments.

     Fixed-Income Strategies Designed to Maximize Return and Manage Risk. GSAM’s approach to managing the fixed-income portion of the Balanced Fund’s portfolio seeks to provide high returns relative to a market benchmark, the Lehman Brothers Aggregate Bond Index (the “Index”), while also seeking to provide high current income. This approach emphasizes (i) sector allocation strategies which enable GSAM to tactically overweight or underweight one sector of the fixed-income market (i.e., mortgages, corporate bonds, U.S. Treasuries, non-dollar bonds, emerging market debt) versus another; (ii) individual security selection based on identifying relative value (fixed-income securities inexpensive relative to others in their sector); and (iii) to a lesser extent, strategies based on GSAM’s expectation of the direction of interest rates or the spread between short-term and long-term interest rates such as yield curve strategy.

     The Index currently includes U.S. Government Securities and fixed-rate, publicly issued, U.S. dollar-denominated fixed income securities rated at least Baa3 by Moody’s Investors Service (“Moody’s”), or if a Moody’s rating is unavailable, the comparable Standard & Poor’s rating is used. The securities currently included in the Index have at least one year remaining to maturity; have an outstanding principal amount of at least $150 million; and are issued by the following types of issuers, with each category receiving a different weighting in the Index: U.S. Treasury; agencies, authorities or instrumentalities of the U.S. Government; issuers of mortgage-backed securities; utilities; industrial issuers; financial institutions; foreign issuers; and issuers of asset-backed securities. The Index is a trademark of Lehman Brothers. Inclusion of a security in the Index does not imply an opinion by Lehman Brothers as to its attractiveness or appropriateness for investment. Although Lehman Brothers obtains factual information used in connection with the Index from sources which it considers reliable, Lehman Brothers claims no responsibility for the accuracy, completeness or timeliness or such information and has no liability to any person for any loss arising from results obtained from the use of the Index data.

     GSAM seeks to manage fixed-income portfolio risk in a number of ways. These include diversifying the fixed-income portion of the Balanced Fund’s portfolio among various types of fixed-income securities and utilizing sophisticated quantitative models to understand how the fixed-income portion of the portfolio will perform under a variety of market and economic scenarios. In addition, GSAM uses extensive credit analysis to select and to monitor any investment-grade or non-investment grade bonds that may be included in the Balanced Fund’s portfolio. In employing this and other investment strategies, the GSAM team has access to extensive fundamental research and analysis available through Goldman Sachs and a broad range of other sources.

     A number of investment strategies will be used in selecting fixed-income securities for the Fund’s portfolio. GSAM’s fixed-income investment philosophy is to actively manage the portfolio within a risk-controlled framework. The Investment Adviser de-emphasizes interest rate anticipation by monitoring the duration of the portfolio within a narrow range of the Investment Adviser’s target duration, and instead focuses on seeking to add value through sector selection, security selection and yield curve strategies.

     Market Sector Selection. Market sector selection for the fixed income portion of the Balanced Fund’s portfolio is the underweighting or overweighting of one or more market sectors (i.e., U.S. Treasuries, U.S. Government agency securities, corporate securities, mortgage-backed securities and asset-backed securities). GSAM may decide to overweight or underweight a given market sector or subsector (e.g., within the corporate sector, industrials, financial issuers and utilities) based on, among other things, expectations of future yield spreads between different sectors or subsectors.

     Issuer Selection. Issuer selection is the purchase and sale of fixed-income corporate securities based on a corporation’s current and expected credit standing (within the constraints imposed by the Balanced Fund’s minimum credit quality requirements). This strategy focuses on four types of corporate issuers. Selection of securities from the first type of issuers – those with low but stable credit – is intended to enhance total returns by providing incremental yield. Selecting securities from the second type of issuers – those with low and intermediate but improving credit quality – is intended to enhance total returns in two stages. Initially, these securities are expected to provide incremental yield. Eventually, price appreciation is expected to occur relative to alternative securities as credit quality improves, the credit ratings of nationally recognized statistical ratings organizations are upgraded, and credit spreads narrow. Securities from the third type of issuers – issuers with deteriorating credit quality – will be avoided, since total returns are typically enhanced by avoiding the widening of credit spreads and the consequent relative price depreciation. Finally, total returns can be enhanced by focusing on securities that are rated differently by different rating organizations. If the securities are trading in line with the higher published quality rating while GSAM concurs with the lower published quality rating, the securities would generally be sold and future potential price deterioration avoided. On the other hand, if the securities are trading in line with the lower published quality rating while the higher published quality rating is considered more realistic, the securities may be purchased in anticipation of the expected market re-evaluation and relative price appreciation.

     Yield Curve Strategy. Yield curve strategy consists of overweighting or underweighting different maturity sectors relative to a benchmark to take advantage of the shape of the yield curve. Three alternative maturity sector selections are available: a “barbell” strategy in which short and long maturity sectors are overweighted while intermediate maturity sectors are underweighted; a “bullet” strategy in which, conversely, short-and long-maturity sectors are underweighted while intermediate-maturity sectors are overweighted; and a “neutral yield curve” strategy in which the maturity distribution mirrors that of a benchmark.

Additional Information About the International Equity Fund

     The International Equity Fund will seek to achieve its investment objective by investing, under normal circumstances, substantially all, and at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in equity investments of companies that are organized outside the United States or whose securities are principally traded outside the United States.

     The International Equity Fund’s Investment Adviser believes that outperformance is generated by a long-term focus on quality companies with quality managements that trade at attractive valuations.

Bottom-up, fundamental research is carried out by both the Investment Adviser’s five senior portfolio managers and its 80+ research analysts based in London, Singapore, Tokyo, New York and Tampa. These research analysts are organized into five global sector research teams – Consumer, Health Sciences, Financials, Industrials and Technology/Telecoms. The Investment Adviser’s global research platform also includes a ‘Specialist’ team that focuses on the small and mid-cap segments of each market. The rigorous investment criteria employed by the research analysts are designed to capture the quality of business, quality of management and valuation of the companies within the international equity universe.

Stock selection. The portfolio management team evaluates ideas with the global research analysts through formal weekly conference calls, regular visits to the Investment Adviser’s regional offices and regular ad hoc communication. These forums allow the portfolio managers to cross-examine the research analysts, question their assumptions, ensure issues have been raised, and offer counter-perspectives to their investment recommendations. After all questions arising from these discussions have been answered, primary stock selection is carried out by the International Equity portfolio managers, who assess each stock by balancing views of the global sector teams with their own before making a cross-border and cross-sector assessment of each company.

Portfolio construction is carried out by the Investment Adviser’s dedicated Portfolio Construction Team, which sizes each position based on the International Equity portfolio managers’ conviction in each stock and the position’s desired impact on portfolio risk. The portfolio managers work closely with the Portfolio Construction Team to position the research ideas in the International Equity Fund and cross-check positioning across all of the regional and sector flagship portfolios to ensure that investment themes are implemented consistently.

     GSAMI’s currency team manages the foreign exchange risk embedded in foreign equities by means of a currency overlay program. The program may be utilized to protect the value of foreign investments in sustained periods of dollar appreciation and to add returns by seeking to take advantage of foreign exchange fluctuations.

     The members of GSAMI’s International Equity team bring together years of experience in analyzing and investing in companies globally. Global research analysts have a local presence around the world that facilitates interaction with companies and enhances knowledge of local trends. Moreover, the ability of the portfolio managers to leverage the views of GSAMI’s Corporate Credit and Currency Teams result in a deeper understanding of companies and industries.

Additional Information About the Research Select Fund

     The Research Select Fund will invest at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in equity investments selected for their potential to achieve capital appreciation over the long term. The Fund seeks to achieve its investment objective by investing, under normal circumstances, in approximately 40-50 companies that are considered by the Investment Adviser to be positioned for long-term growth or are positioned as value opportunities which, in the Investment Adviser’s view, have identifiable competitive advantages and whose intrinsic value is not reflected in the stock price.

     The Fund may invest in securities of any capitalization. Although the Fund will invest primarily in publicly traded U.S. securities (including the securities of foreign issuers that are traded in the United States), it may invest up to 20% of its net assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

     In managing the Fund, the Investment Adviser uses both value and growth investment styles as described above. A committee of portfolio managers representing the Investment Adviser’s value and growth investment teams will meet regularly to discuss stock selection and portfolio construction for the Fund. The Investment Adviser will rely on research generated by the portfolio managers/analysts that comprise the Investment Adviser’s value and growth investment teams. Under normal circumstances, the Fund expects its portfolio to be approximately balanced between value and growth opportunities. The Fund will be re-balanced annually or more frequently as opportunities arise.

Corporate Debt Obligations

     Each Fund may, under normal market conditions, invest in corporate debt obligations, including obligations of industrial, utility and financial issuers. Corporate debt obligations include bonds, notes, debentures and other obligations of corporations to pay interest and repay principal. CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity and CORE International Equity Funds may only invest in debt securities that are cash equivalents. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

     An economic downturn could severely affect the ability of highly leveraged issuers of junk bond securities to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of junk bonds will have an adverse effect on a Fund’s net asset value to the extent it invests in such securities. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

     The secondary market for junk bonds, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. This reduced liquidity may have an adverse effect on the ability of Balanced, Growth and Income, Capital Growth, Strategic Growth, Growth Opportunities, Mid Cap Value, Small Cap Value, Large Cap Value, International Equity, European Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity, Asia Growth and Research Select Funds to dispose of a particular security when necessary to meet their redemption requests or other liquidity needs. Under adverse market or economic conditions, the secondary market for junk bonds could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Investment Advisers could find it difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under such circumstances, may be less than the prices used in calculating a Fund’s net asset value.

     Since investors generally perceive that there are greater risks associated with the medium to lower rated securities of the type in which Balanced, Growth and Income, Capital Growth, Strategic Growth, Growth Opportunities, Mid Cap Value, Small Cap Value, Large Cap Value, International Equity, European Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity, Asia Growth and Research Select Funds may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.

     Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund’s net asset value.

     Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Investment Adviser will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

     The Investment Adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history and the current trend of earnings. The Investment Adviser continually monitors the investments in a Fund’s portfolio and evaluates whether to dispose of or to retain corporate debt obligations whose credit ratings or credit quality may have changed.

Commercial Paper and Other Short-Term Corporate Obligations

     The Funds may invest in commercial paper and other short-term obligations issued or guaranteed by U.S. corporations, non-U.S. corporations or other entities. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies.

U.S. Government Securities

     Each Fund may invest in U.S. Government Securities. Some U.S. Government Securities (such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance) are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises, are supported either by (i) the right of the issuer to borrow from the U.S. Treasury, (ii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer or (iii) only the credit of the issuer. The U.S. government is under no legal obligation, in general, to purchase the obligations of its agencies, instrumentalities or sponsored enterprises. No assurance can be given that the U.S. government will provide financial support to the U.S. government agencies, instrumentalities or sponsored enterprises in the future.

     U.S. Government Securities include (to the extent consistent with the Act) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, or its agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may also include (to the extent consistent with the Act) participations in loans made to foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. government or its agencies, instrumentalities or sponsored enterprises. The secondary market for certain of these participations is extremely limited. In the absence of a suitable secondary market, such participations are regarded as illiquid.

     Each Fund may also purchase U.S. Government Securities in private placements and may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury that are traded independently under the separate trading of registered interest and principal of securities program (“STRIPS”). Each Fund may also invest in zero coupon U.S. Treasury Securities and in zero coupon securities issued by financial institutions which represent a proportionate interest in underlying U.S. Treasury Securities. A zero coupon security pays no interest to its holder during its life and its value consists of the difference between its face value at maturity and its cost. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Bank Obligations

     Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

     Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

Zero Coupon Bonds

     Each Fund’s investments in fixed-income securities may include zero coupon bonds. Zero coupon bonds are debt obligations issued or purchased at a discount from face value. The discount approximates the total amount of interest the bonds would have accrued and compounded over the period until maturity. Zero coupon bonds do not require the periodic payment of interest. Such investments benefit the issuer by mitigating its need for cash to meet debt service but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which provide for regular payments of interest. In addition, if an issuer of zero coupon bonds held by a Fund defaults, the Fund may obtain no return at all on its investment. A Fund will accrue income on such investments for each taxable year which (net of deductible expenses, if any) is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to obtain sufficient cash to satisfy the Fund’s distribution obligations.

Variable and Floating Rate Securities

     The interest rates payable on certain fixed-income securities in which a Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at pre-designated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation.

Custodial Receipts and Trust Certificates

     Each Fund may invest in custodial receipts and trust certificates, which may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government securities, municipal securities or other types of securities in which the Funds may invest. The custodial receipts or trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. Government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts and trust certificates, the Funds will bear their proportionate share of the fees and expenses charged to the custodial account or trust. The Funds may also invest in separately issued interests in custodial receipts and trust certificates.

     Although under the terms of a custodial receipt or trust certificate the Funds would be typically authorized to assert their rights directly against the issuer of the underlying obligation, the Funds could be required to assert through the custodian bank or trustee those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, the Funds may be subject to delays, expenses and risks that are greater than those that would have been involved if the Funds had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

     Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service has not ruled on the tax treatment of the interest or payments received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.

Municipal Securities

     The Balanced Fund may invest in municipal securities. Municipal securities consist of bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax. Municipal securities are often issued to obtain funds for various public purposes. Municipal securities also include “private activity bonds” or industrial development bonds, which are issued by or on behalf of public authorities to obtain funds for privately operated facilities, such as airports and waste disposal facilities, and, in some cases, commercial and industrial facilities.

     The yields and market values of municipal securities are determined primarily by the general level of interest rates, the creditworthiness of the issuers of municipal securities and economic and political conditions affecting such issuers. Due to their tax exempt status, the yields and market prices of municipal securities may be adversely affected by changes in tax rates and policies, which may have less effect on the market for taxable fixed-income securities. Moreover, certain types of municipal securities, such as housing revenue bonds, involve prepayment risks which could affect the yield on such securities. The credit rating assigned to municipal securities may reflect the existence of guarantees, letters of credit or other credit enhancement features available to the issuers or holders of such municipal securities.

     Investments in municipal securities are subject to the risk that the issuer could default on its obligations. Such a default could result from the inadequacy of the sources or revenues from which interest and principal payments are to be made or the assets collateralizing such obligations. Revenue bonds, including private activity bonds, are backed only by specific assets or revenue sources and not by the full faith and credit of the governmental issuer.

     Dividends paid by the Funds from any tax-exempt interest they may receive will not be tax-exempt.

Mortgage-Backed Securities

     General Characteristics. Each Fund (other than the CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity and Research Select Funds) may invest in mortgage-backed securities. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agricultural properties, commercial properties and mixed use properties (the “Mortgaged Properties”). The Mortgaged Properties may consist of detached individual dwelling units, multifamily dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments and other attached dwelling units. The Mortgaged Properties may also include residential investment properties and second homes.

     The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed-income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. As a result, if a Fund purchases mortgage-backed securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if a Fund purchases mortgage-backed securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity and market values. To the extent that a Fund invests in mortgage-backed securities, its Investment Adviser may seek to manage these potential risks by investing in a variety of mortgage-backed securities and by using certain hedging techniques.

     Government Guaranteed Mortgage-Backed Securities. There are several types of government guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates (“REMIC Certificates”), other collateralized mortgage obligations and stripped mortgage-backed securities. A Fund is permitted to invest in other types of mortgage-backed securities that may be available in the future to the extent consistent with its investment policies and objective.

     A Fund’s investments in mortgage-backed securities may include securities issued or guaranteed by the U.S. Government or one of its agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Ginnie Mae securities are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac have the ability to borrow from the U.S. Treasury, and as a result, they are generally viewed by the market as high quality securities with low credit risks. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship of Fannie

Mae and Freddie Mac that issue guaranteed Mortgage-Backed Securities. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards such sponsorship or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of government guaranteed mortgage-backed securities and a Fund’s liquidity and value.

     There is risk that the U.S. Government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. A Fund may purchase U.S. Government securities that are not backed by the full faith and credit of the United States, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. Government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

     Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States. Ginnie Mae is authorized to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration (“FHA Loans”), or guaranteed by the Veterans Administration (“VA Loans”), or by pools of other eligible mortgage loans. In order to meet its obligations under any guaranty, Ginnie Mae is authorized to borrow from the United States Treasury in an unlimited amount. The National Housing Act provided that the full faith and credit of the United States is pledged to the timely payment of principal and interest by Ginnie Mae of amounts due on Ginnie Mae certificates.

     Fannie Mae Certificates. Fannie Mae is a stockholder-owned corporation chartered under an act of the United States Congress. Generally, Fannie Mae Certificates are issued and guaranteed by Fannie Mae and represent an undivided interest in a pool of mortgage loans (a “Pool”) formed by Fannie Mae. Each Pool consists of residential mortgage loans (“Mortgage Loans”) either previously owned by Fannie Mae or purchased by it in connection with the formation of the Pool. The Mortgage Loans may be either conventional Mortgage Loans (i.e., not insured or guaranteed by any U.S. Government agency) or Mortgage Loans that are either insured by the Federal Housing Administration (“FHA”) or guaranteed by the Veterans Administration (“VA”). However, the Mortgage Loans in Fannie Mae Pools are primarily conventional Mortgage Loans. The lenders originating and servicing the Mortgage Loans are subject to certain eligibility requirements established by Fannie Mae.

     Fannie Mae has certain contractual responsibilities. With respect to each Pool, Fannie Mae is obligated to distribute scheduled installments of principal and interest after Fannie Mae’s servicing and guaranty fee, whether or not received, to Certificate holders. Fannie Mae also is obligated to distribute to holders of Certificates an amount equal to the full principal balance of any foreclosed Mortgage Loan, whether or not such principal balance is actually recovered. The obligations of Fannie Mae under its guaranty of the Fannie Mae Certificates are obligations solely of Fannie Mae.

     Freddie Mac Certificates. Freddie Mac is a publicly held U.S. Government sponsored enterprise. The principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates. A Freddie Mac Certificate represents a pro rata interest in a group of mortgage loans or participations in mortgage loans (a “Freddie Mac Certificate group”) purchased by Freddie Mac.

     Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate (whether or not received on the underlying loans). Freddie Mac also guarantees to each registered Certificate holder an ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac.

     The mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans with original terms to maturity of up to forty years. Substantially all of these mortgage loans are secured by first liens on one-to-four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

     Conventional Mortgage Loans. The conventional mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans normally with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one- to four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

     Mortgage Pass-Through Securities. Each Fund (other than the CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity and Research Select Funds) may invest in both government guaranteed and privately issued mortgage pass-through securities (“Mortgage Pass-Throughs”); that is, fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. The seller or servicer of the underlying mortgage obligations will generally make representations and warranties to certificate holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate holders in a mortgage loan, the seller or servicer may be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate holders or the trustee for the material breach of any such representation or warranty by the seller or servicer.

     The following discussion describes only a few of the wide variety of structures of Mortgage Pass-Throughs that are available or may be issued.

     Description of Certificates. Mortgage Pass-Throughs may be issued in one or more classes of senior certificates and one or more classes of subordinate certificates. Each such class may bear a different pass-through rate. Generally, each certificate will evidence the specified interest of the holder thereof in the payments of principal or interest or both in respect of the mortgage pool comprising part of the trust fund for such certificates.

     Any class of certificates may also be divided into subclasses entitled to varying amounts of principal and interest. If a REMIC election has been made, certificates of such subclasses may be entitled to payments on the basis of a stated principal balance and stated interest rate, and payments among different subclasses may be made on a sequential, concurrent, pro rata or disproportionate basis, or any combination thereof. The stated interest rate on any such subclass of certificates may be a fixed rate or one which varies in direct or inverse relationship to an objective interest index.

     Generally, each registered holder of a certificate will be entitled to receive its pro rata share of monthly distributions of all or a portion of principal of the underlying mortgage loans or of interest on the principal balances thereof, which accrues at the applicable mortgage pass-through rate, or both. The difference between the mortgage interest rate and the related mortgage pass-through rate (less the amount, if any, of retained yield) with respect to each mortgage loan will generally be paid to the servicer as a servicing fee. Since certain adjustable rate mortgage loans included in a mortgage pool may provide for deferred interest (i.e., negative amortization), the amount of interest actually paid by a mortgagor in any month may be less than the amount of interest accrued on the outstanding principal balance of the related mortgage loan during the relevant period at the applicable mortgage interest rate. In such event, the amount of interest that is treated as deferred interest will generally be added to the principal balance of the related mortgage loan and will be distributed pro rata to certificate-holders as principal of such mortgage loan when paid by the mortgagor in subsequent monthly payments or at maturity.

     Ratings. The ratings assigned by a rating organization to Mortgage Pass-Throughs address the likelihood of the receipt of all distributions on the underlying mortgage loans by the related certificate-holders under the agreements pursuant to which such certificates are issued. A rating organization’s ratings normally take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating organization’s ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. In addition, the rating assigned by a rating organization to a certificate may not address the remote possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and, as a result of such recharacterization, payments on such certificates may be affected.

     Credit Enhancement. Credit support falls generally into two categories: (i) liquidity protection and (ii) protection against losses resulting from default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such credit support can be provided by, among other things, payment guarantees, letters of credit, pool insurance, subordination, or any combination thereof.

     Subordination; Shifting of Interest; Reserve Fund. In order to achieve ratings on one or more classes of Mortgage Pass-Throughs, one or more classes of certificates may be subordinate certificates which provide that the rights of the subordinate certificate-holders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificate-holders. If so structured, the subordination feature may be enhanced by distributing to the senior certificate-holders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal payments received during the preceding prepayment period (“shifting interest credit enhancement”). This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates. Increasing the interest of the subordinate certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinate certificates. In addition, because the senior certificate-holders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments which is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans may have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.

     In addition to providing for a preferential right of the senior certificate-holders to receive current distributions from the mortgage pool, a reserve fund may be established relating to such certificates (the “Reserve Fund”). The Reserve Fund may be created with an initial cash deposit by the originator or servicer and augmented by the retention of distributions otherwise available to the subordinate certificate-holders or by excess servicing fees until the Reserve Fund reaches a specified amount.

     The subordination feature, and any Reserve Fund, are intended to enhance the likelihood of timely receipt by senior certificate-holders of the full amount of scheduled monthly payments of principal and interest due them and will protect the senior certificate-holders against certain losses; however, in certain circumstances the Reserve Fund could be depleted and temporary shortfalls could result. In the event the Reserve Fund is depleted before the subordinated amount is reduced to zero, senior certificate-holders will nevertheless have a preferential right to receive current distributions from the mortgage pool to the extent of the then outstanding subordinated amount. Unless otherwise specified, until the subordinated amount is reduced to zero, on any distribution date any amount otherwise distributable to the subordinate certificates or, to the extent specified, in the Reserve Fund will generally be used to offset the amount of any losses realized with respect to the mortgage loans (“Realized Losses”). Realized Losses remaining after application of such amounts will generally be applied to reduce the ownership interest of the subordinate certificates in the mortgage pool. If the subordinated amount has been reduced to zero, Realized Losses generally will be allocated pro rata among all certificate-holders in proportion to their respective outstanding interests in the mortgage pool.

     Alternative Credit Enhancement. As an alternative, or in addition to the credit enhancement afforded by subordination, credit enhancement for Mortgage Pass-Throughs may be provided by mortgage insurance, hazard insurance, by the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency. In certain circumstances, such as where credit enhancement is provided by guarantees or a letter of credit, the security is subject to credit risk because of its exposure to an external credit enhancement provider.

     Voluntary Advances. Generally, in the event of delinquencies in payments on the mortgage loans underlying the Mortgage Pass-Throughs, the servicer agrees to make advances of cash for the benefit of certificate-holders, but generally will do so only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.

     Optional Termination. Generally, the servicer may, at its option with respect to any certificates, repurchase all of the underlying mortgage loans remaining outstanding at such time if the aggregate outstanding principal balance of such mortgage loans is less than a specified percentage (generally 5-10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.

     Multiple Class Mortgage-Backed Securities and Collateralized Mortgage Obligations. A Fund may invest in multiple class securities including collateralized mortgage obligations (“CMOs”) and REMIC Certificates. These securities may be issued by U.S. Government agencies, instrumentalities and sponsored enterprises such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgage-backed securities the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

     Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

     Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates (“PCs”). PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction but the receipt of the required payments may be delayed. Freddie Mac also guarantees timely payment of principal of certain PCs.

     CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class mortgage-backed securities. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the “Mortgage Assets”). The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively.

     CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

     The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as “sequential pay” CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

     Additional structures of CMOs and REMIC Certificates include, among others, “parallel pay” CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

     A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes or REMIC Certificates (the “PAC Certificates”), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the PAC Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

     Stripped Mortgage-Backed Securities. The Balanced Fund may invest in stripped mortgage-backed securities (“SMBS”), which are derivative multiclass mortgage securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or non-governmental originators. Certain SMBS may not be readily marketable and will be considered illiquid for purposes of the Fund’s limitation on investments in illiquid securities. The Investment Adviser may determine that SMBS which are U.S. Government Securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Inverse Floating Rate Securities

     The Balanced Fund may invest in leveraged inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Fund’s 15% limitation on investments in such securities.

Asset-Backed Securities

     Each Fund (except the CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity and Research Select Funds) may invest in asset-backed securities. Asset-backed securities represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.

     Such securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a Fund invests in asset-backed securities, the values of such Fund’s portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

     Asset-backed securities present certain additional risks because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, if the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the securities.

Loan Participations

     The Balanced Fund may invest in loan participations. Such loans must be to issuers in whose obligations Balanced Fund may invest. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. In a typical corporate loan syndication, a number of lenders, usually banks (co-lenders), lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan.

     Participation interests acquired by the Balanced Fund may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller’s share of the loan. When the Balanced Fund acts as co-lender in connection with a participation interest or when the Balanced Fund acquires certain participation interests, the Balanced Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the Balanced Fund lacks direct recourse, it will look to the agent bank to enforce appropriate credit remedies against the borrower. In these cases, the Balanced Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. For example, in the event of the bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses by the borrower as a result of improper conduct by the agent bank.

Moreover under the terms of the loan participation, the Balanced Fund may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that the Balanced Fund may also be subject to the risk that the agent bank may become insolvent. The secondary market, if any, for these loan participations is limited and loan participations purchased by the Balanced Fund will normally be regarded as illiquid.

     For purposes of certain investment limitations pertaining to diversification of the Balanced Fund’s portfolio investments, the issuer of a loan participation will be the underlying borrower. However, in cases where the Balanced Fund does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the Balanced Fund and the borrower will be deemed issuers of a loan participation.

Futures Contracts and Options on Futures Contracts

     Each Fund may purchase and sell futures contracts and may also purchase and write call and put options on futures contracts. The CORE Large Cap Value, CORE Large Cap Growth and CORE Small Cap Equity Funds may only enter into such transactions with respect to a representative index. The CORE U.S. Equity Fund may enter into futures transactions only with respect to the S&P 500 Index. The other Funds may purchase and sell futures contracts based on various securities, securities indices, foreign currencies and other financial instruments and indices. Each Fund will engage in futures and related options transactions in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Funds.

     Futures contracts entered into by a Fund have historically been traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the “CFTC”) or with respect to certain funds, on foreign exchanges. More recently, certain futures may also be traded either over-the-counter or on trading facilities such as derivatives transaction execution facilities, exempt boards of trade or electronic trading facilities that are licensed and/or regulated to varying degrees by the CFTC. Also, certain single stock futures and narrow based security index futures may be traded either over-the-counter or on trading facilities such as contract markets, derivatives transaction execution facilities and electronic trading facilities that are licensed and/or regulated to varying degrees by both the CFTC and the SEC, or on foreign exchanges.

     Neither the CFTC, National Futures Association, SEC nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, a Fund’s investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States exchanges. In particular, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. Similarly, these persons may not have the protection of the U.S. securities laws.

     Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

     When interest rates are rising or securities prices are falling, a Fund can seek through the sale of futures contracts to offset a decline in the value of its current portfolio securities. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, each Fund (other than the CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) can purchase and sell futures contracts on a specified currency in order to seek to increase total return or to protect against changes in currency exchange rates. For example, each Fund (other than the CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) can purchase futures contracts on foreign currency to establish the price in U.S. dollars of a security quoted or denominated in such currency that such Fund has acquired or expects to acquire. As another example, certain Funds may enter into futures transactions to seek a closer correlation between a Fund’s overall currency exposures and the currency exposures of a Fund’s performance benchmark. The Balanced Fund may also use futures contracts to manage the term structure and duration of its fixed-income securities holdings in accordance with that Fund’s investment objective and policies.

     Positions taken in the futures market are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While a Fund will usually liquidate futures contracts on securities or currency in this manner, a Fund may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for the Fund to do so. A clearing corporation associated with the exchange on which futures are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

     Hedging Strategies. Hedging, by use of futures contracts, seeks to establish with more certainty than would otherwise be possible the effective price, rate of return or currency exchange rate on portfolio securities or securities that a Fund owns or proposes to acquire. A Fund may, for example, take a “short” position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices or (other than the CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) foreign currency rates that would adversely affect the dollar value of such Fund’s portfolio securities. Similarly, each Fund (other than the CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) may sell futures contracts on a currency in which its portfolio securities are quoted or denominated, or sell futures contracts on one currency to seek to hedge against fluctuations in the value of securities quoted or denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the applicable Investment Adviser, there is a sufficient degree of correlation between price trends for a Fund’s portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, a Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund’s portfolio may be more or less volatile than prices of such futures contracts, the Investment Advisers will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having a Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund’s portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.

     On other occasions, a Fund may take a “long” position by purchasing such futures contracts. This may be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

     Options on Futures Contracts. The acquisition of put and call options on futures contracts will give a Fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

     The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund’s assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. The writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated (upon the exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. A Fund will incur transaction costs in connection with the writing of options on futures.

     The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. A Fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

     Other Considerations. A Fund will engage in transactions in futures contracts and related options transactions only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) for maintaining its qualification as a regulated investment company for federal income tax purposes. Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in certain cases, require the Fund to segregate cash or liquid assets in an amount equal to the underlying value of such contracts and options.

     While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. When futures contracts and options are used for hedging purposes, perfect correlation between a Fund’s futures position and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss.

     Perfect correlation between a Fund’s futures positions and portfolio positions will be difficult to achieve, particularly where futures contracts based on individual equity or corporate fixed-income securities are currently not available. In addition, it is not possible for a Fund to hedge fully or perfectly against currency fluctuations affecting the value of securities quoted or denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors unrelated to currency fluctuations. The profitability of a Fund’s trading in futures depends upon the ability of the Investment Adviser to analyze correctly the futures markets.

Options on Securities and Securities Indices

     Writing Covered Options. Each Fund may write (sell) covered call and put options on any securities in which it may invest. A call option written by a Fund obligates such Fund to sell specified securities to the holder of the option at a specified price if the option is exercised before the expiration date. All call options written by a Fund are covered, which means that such Fund will own the securities subject to the option as long as the option is outstanding or such Fund will use the other methods described below. A Fund’s purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, a Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

     A put option written by a Fund would obligate such Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by a Fund would be covered, which means that such Fund will segregate cash or liquid assets with a value at least equal to the exercise price of the put option or will use the other methods described below. The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, each Fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.

     In the case of a call option, the option is “covered” if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other instruments held by it. A call option is also covered if a Fund holds a call on the same instrument as the option written where the exercise price of the option held is (i) equal to or less than the exercise price of the option written, or (ii) greater than the exercise price of the option written provided the Fund segregates liquid assets in the amount of the difference. A put option is also covered if a Fund holds a put on the same instrument as the option written where the exercise price of the option held is (i) equal to or higher than the exercise price of the option written, or (ii) less than the exercise price of the option written provided the Fund segregates liquid assets in the amount of the difference.

     A Fund may also write (sell) covered call and put options on any securities index comprised of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

     A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration which has been segregated by the Fund) upon conversion or exchange of other securities in its portfolio. A Fund may cover put options on a securities index by segregating cash or liquid assets with a value equal to the exercise price or by owning offsetting options as described above.

     A Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase transactions.”

     Purchasing Options. Each Fund may purchase put and call options on any securities in which it may invest or options on any securities index comprised of securities in which it may invest. A Fund may also, to the extent that it invests in foreign securities, purchase put and call options on foreign currencies. A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

     A Fund may purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise such a Fund would realize either no gain or a loss on the purchase of the call option.

     A Fund may purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or in securities in which it may invest. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund’s securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise such a Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

     A Fund would purchase put and call options on securities indices for the same purposes as it would purchase options on individual securities. For a description of options on securities indices, see “Writing Covered Options” above.

     Yield Curve Options. The Balanced Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

     The Balanced Fund may purchase or write yield curve options for the same purposes as other options on securities. For example, the Fund may purchase a call option on the yield spread between two securities if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Balanced Fund may also purchase or write yield curve options in an effort to increase current income if, in the judgment of the Investment Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated.

     Yield curve options written by the Balanced Fund will be “covered.” A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and segregates cash or liquid assets sufficient to cover the Fund’s net liability under the two options. Therefore, the Fund’s liability for such a covered option is generally limited to the difference between the amount of such Fund’s liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and established trading markets for these options may not exist.

     Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of segregated assets until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

     Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     A Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

     Transactions by each Fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facility or are held in one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Advisers. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

     The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The writing of options could increase a Fund’s portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

Real Estate Investment Trusts

     Each Fund may invest in shares of REITs. REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Fund.

     Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

Warrants and Stock Purchase Rights

     Each Fund may invest in warrants or rights (in addition to those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for a specific period of time. A Fund will invest in warrants and rights only if such equity securities are deemed appropriate by the Investment Adviser for investment by the Fund. The CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity and Research Select Funds have no present intention of acquiring warrants or rights. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Foreign Securities

     Each Fund may invest in securities of foreign issuers. The Balanced, Growth and Income, Capital Growth, Strategic Growth, Growth Opportunities and Concentrated Growth Funds may invest in the aggregate up to 20%, 25%, 10%, 10%, 10% and 10%, respectively, of their total assets (not including securities lending collateral and any investment of that collateral) in foreign securities. The Mid Cap Value, Small Cap Value and Large Cap Value Funds may invest in the aggregate up to 25% of their respective net assets plus any borrowings (measured at the time of purchase) in foreign securities. The Research Select Fund may invest up to 20% of its net assets plus any borrowings (measured at the time of purchase) in securities of foreign issuers. The CORE International Equity, International Equity, European Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity and Asia Growth Funds will invest primarily in foreign securities under normal circumstances. With respect to the CORE U.S. Equity, CORE Large Cap Growth, CORE Large Cap Value and CORE Small Cap Equity Funds, equity securities of foreign issuers must be traded in the United States.

     Investments in foreign securities may offer potential benefits not available from investments solely in U.S. dollar-denominated or quoted securities of domestic issuers. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of the applicable Investment Adviser, to offer the potential for long-term growth of capital and income, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not necessarily move in a manner parallel to U.S. markets.

     Investing in foreign securities involves certain special risks, including those discussed in the Funds’ Prospectuses and those set forth below, which are not typically associated with investing in U.S. dollar-denominated or quoted securities of U.S. issuers. Investments in foreign securities usually involve currencies of foreign countries. Accordingly, a Fund that invests in foreign securities may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The Balanced, Growth and Income, CORE International Equity, Capital Growth, Strategic Growth, Growth Opportunities, Mid Cap Value, Small Cap Value, Large Cap Value, International Equity, European Equity, Japanese Equity, International Growth Opportunities, Asia Growth and Emerging Markets Equity, Research Select and Concentrated Growth Funds may be subject to currency exposure independent of their securities positions. To the extent that a Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk.

     Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad.

     Since foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. The securities of foreign issuers may be listed on foreign securities exchanges or traded in foreign over-the-

counter markets. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed and unlisted companies than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States.

     Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when some of a Fund’s assets are uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the movement of funds and other assets between different countries, political or social instability, or diplomatic developments which could adversely affect a Fund’s investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

     Each Fund may invest in foreign securities which take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) and (except for CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) may also invest in European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers (together, “Depositary Receipts”).

     ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

     To the extent a Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted. However, by investing in Depositary Receipts, such as ADRs, that are quoted in U.S. dollars, a Fund may avoid currency risks during the settlement period for purchases and sales.

     As described more fully below, each Fund (except the CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) may invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. See “Investing in Emerging Markets, including Asia and Eastern Europe,” below.

     Investing in Emerging Countries, including Asia and Eastern Europe. CORE International Equity, International Equity, European Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity and Asia Growth Funds are intended for long-term investors who can accept the risks associated with investing primarily in equity and equity-related securities of foreign issuers, including emerging country issuers, as well as the risks associated with investments quoted or denominated in foreign currencies. The Balanced, Growth and Income, Capital Growth, Strategic Growth, Growth Opportunities, Mid Cap Value, Small Cap Value, Research Select and Concentrated Growth Funds may invest, to a lesser extent, in equity and equity-related securities of foreign issuers, including emerging country issuers.

     The securities markets of emerging countries are less liquid and subject to greater price volatility, and have a smaller market capitalization, than the U.S. securities markets. In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issues or sectors. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of emerging country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging country issuers than is available about issuers in the United States.

     Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect a Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

     With respect to investments in certain emerging market countries, antiquated legal systems may have an adverse impact on the Funds. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders in U.S. corporations.

     Transaction costs, including brokerage commissions or dealer mark-ups, in emerging countries may be higher than in the United States and other developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

     Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit a Fund’s investment in certain emerging countries and may increase the expenses of the Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from emerging countries may be subject to restrictions which require governmental consents or prohibit repatriation entirely for a period of time. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of a Fund. A Fund may be required to establish special custodial or other arrangements before investing in certain emerging countries.

     Emerging countries may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the United States, Japan and most Western European countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which the Funds may invest and adversely affect the value of the Funds’ assets. A Fund’s investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.

     Certain Funds may seek investment opportunities within former “east bloc” countries in Eastern Europe. Most Eastern European countries had a centrally planned, socialist economy for a substantial period of time. The governments of many Eastern European countries have more recently been implementing reforms directed at political and economic liberalization, including efforts to decentralize the economic decision-making process and move towards a market economy. However, business entities in many Eastern European countries do not have an extended history of operating in a market-oriented economy, and the ultimate impact of Eastern European countries’ attempts to move toward more market-oriented economies is currently unclear. In addition, any change in the leadership or policies of Eastern European countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

     The economies of emerging countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging countries, on the other hand, have recently experienced deflationary pressures and are in economic recessions. The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging countries are vulnerable to weakness in world prices for their commodity exports.

     A Fund’s income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates. See “Taxation.”

     Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund remain uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases or sales due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

     Investing in Japan. The Japanese Equity Fund invests primarily in Japanese companies. Japan’s economy, the second largest in the world, grew substantially after World War II. The boom in Japan’s equity and property markets during the expansion of the late 1980’s supported high rates of investment and consumer spending on durable goods, but both of these components of demand subsequently retreated sharply following a decline in asset prices. More recently, Japan’s economic growth has been substantially below the levels of earlier decades. The banking sector has continued to suffer from non-performing loans and the economy generally has been subject to deflationary pressures. Many Japanese banks have required public funds to avert insolvency, and large amounts of bad debt have prevented banks from expanding their loan portfolios despite low discount rates. In 2003, to help Japanese banks shed their non-performing loans, Japan’s Financial Services Agency established the Industrial Revitalization Corporation Japan (“IRCJ”). The IRCJ is modeled after the Resolution Trust Corporation which was created in the United States to address the savings and loans crisis in 1999. Although there is no guarantee that it will do so, the IRCJ set 2005 as its goal for cleaning up the non-performing loans of the Japanese banking sector. Recent economic performance has shown improvements with positive growth in gross domestic product in 2003 and a reduction in non-performing loans since 2002. Since 2002 corporate profits have also been growing.

     Junichiro Koizumi, the current Prime Minister, shortly after taking office in April 2001, had announced the outlines of a reform agenda to revitalize the economy. However, in November 2001, April 2002 and again in November 2002, the credit rating of Japanese government debt was downgraded as a result of the perceived slow progress in implementing effective structural economic reform especially with regard to reforming Japan’s troubled banking sector and the Japanese government’s inability to slash its national debt.

     Like many European countries, Japan is experiencing a deterioration of its competitiveness. Factors contributing to this include high wages, a generous pension and universal health care system, an aging populace and structural rigidities. Japan is reforming its political process and deregulating its economy to address this situation. Among other things, the Japanese labor market is moving from a system of lifetime company employment in response to the need for increased labor mobility, and corporate governance systems are being introduced to new accounting rules, decision-making mechanisms and managerial incentives.

     While the Japanese governmental system itself seems stable, the dynamics of the country’s politics have been unpredictable in recent years. The economic crisis of 1990-92 brought the downfall of the conservative Liberal Democratic Party, which had ruled since 1955. After a short period, the Liberal Democratic Party came back to power through coalition with other small parties and has been the ruling party. As of the date of this Additional Statement, Prime Minister Koizumi’s Liberal Democratic Party governs in a formal coalition with the Komeito Party. In recent elections, despite retaining a parliamentary majority, the Liberal Democratic Party has lost ground to opposing parties. Future political developments may lead to changes in policy that might adversely affect a Fund’s investments.

     Japan’s heavy dependence on international trade has been adversely affected by trade tariffs and other protectionist measures as well as the economic condition of its trading partners. While Japan subsidizes its agricultural industry, only approximately 13% of its land is suitable for cultivation and the country must import 50% of its requirements for grains (other than rice) and fodder crops. In addition, its export industry, its most important economic sector, depends on imported raw materials and fuels, including iron ore, copper, oil and many forest products. Recent increases in the price of oil may adversely affect Japan’s economic performance. Japan’s high volume of exports, such as automobiles, machine tools and semiconductors, have caused trade tensions, particularly with the United States. Some trade agreements, however, have been implemented to reduce these tensions. The relaxing of official and de facto barriers to imports, or hardships created by any pressures brought by trading partners, could adversely affect Japan’s economy. A substantial rise in world oil or commodity prices could also have a negative effect. The Japanese yen has fluctuated widely during recent periods. A strong yen could be an impediment to strong continued exports and economic recovery, because it makes Japanese goods sold in other countries more expensive and reduces the value of foreign earnings repatriated to Japan. Because the Japanese economy is so dependent on exports, any fall-off in exports may be seen as a sign of economic weakness, which may adversely affect the market.

     Geologically, Japan is located in a volatile area of the world, and has historically been vulnerable to earthquakes, volcanoes and other natural disasters. As demonstrated by the Kobe earthquake in January of 1995, in which 5,000 people were killed and billions of dollars of damage was sustained, these natural disasters can be significant enough to affect the country’s economy.

     Forward Foreign Currency Exchange Contracts. The Growth and Income, CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, Capital Growth, Strategic Growth, Growth Opportunities, Mid Cap Value, Small Cap Value, Large Cap Value, Research Select and Concentrated Growth Funds may enter into forward foreign currency exchange contracts for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. The Balanced, CORE International Equity, International Equity, European Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity and Asia Growth Funds may enter into forward foreign currency exchange contracts for hedging purposes, to seek to protect against anticipated changes in future foreign currency exchange rates and to seek to increase total return. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

     At the maturity of a forward contract a Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are often, but not always, effected with the currency trader who is a party to the original forward contract.

     A Fund may enter into forward foreign currency exchange contracts in several circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated or quoted in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     Additionally, when the Investment Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of such Fund’s portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of a Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange, which a Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of a Fund’s foreign assets.

     Each Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities quoted or denominated in a different currency. In addition, certain Funds may enter into foreign currency transactions to seek a closer correlation between a Fund’s overall currency exposures and the currency exposures of a Fund’s performance benchmark.

     The Balanced, CORE International Equity, International Equity, European Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity and Asia Growth Funds may also enter into forward contracts to seek to increase total return. Unless otherwise covered in accordance with applicable regulations, cash or liquid assets of a Fund will be segregated in an amount equal to the value of the Fund’s total assets committed to the consummation of forward foreign currency exchange contracts. The segregated assets will be marked-to-market on a daily basis. If the value of the segregated assets declines, additional cash or liquid assets will be segregated on a daily basis so that the value of the assets will equal the amount of a Fund’s commitments with respect to such contracts.

     While a Fund may enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund’s portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by such Fund. Such imperfect correlation may cause a Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

     Markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. In addition, the institutions that deal in forward currency contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity. A Fund will not enter into forward foreign currency exchange contracts, currency swaps or other privately negotiated currency instruments unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Investment Adviser. To the extent that a substantial portion of a Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

     Writing and Purchasing Currency Call and Put Options. A Fund may, to the extent that it invests in foreign securities, write and purchase put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If and when a Fund seeks to close out an option, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies may be traded on U.S. and foreign exchanges or over-the-counter.

     Options on currency may also be used for cross-hedging purposes, which involves writing or purchasing options on one currency to seek to hedge against changes in exchange rates for a different currency with a pattern of correlation, or to seek to increase total return when the Investment Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not included in the Fund’s portfolio.

     A call option written by a Fund obligates a Fund to sell a specified currency to the holder of the option at a specified price if the option is exercised before the expiration date. A put option written by a Fund would obligate a Fund to purchase a specified currency from the option holder at a specified price if the option is exercised before the expiration date. The writing of currency options involves a risk that a Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency’s market value or be required to purchase currency subject to a put at a price that exceeds the currency’s market value. Written put and call options on foreign currencies may be covered in a manner similar to written put and call options on securities and securities indices described under “Writing Covered Options” above.

     A Fund may terminate its obligations under a call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as “closing purchase transactions.” A Fund may enter into closing sale transactions in order to realize gains or minimize losses on options purchased by the Fund.

     A Fund may purchase call options on foreign currency in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by a Fund are quoted or denominated. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

     A Fund may purchase put options in anticipation of a decline in the U.S. dollar value of currency in which securities in its portfolio are quoted or denominated (“protective puts”). The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is usually designed to offset or hedge against a decline in the dollar value of a Fund’s portfolio securities due to currency exchange rate fluctuations. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying currency or portfolio securities.

     As noted, in addition to using options for the hedging purposes described above, the Funds may use options on currency to seek to increase total return. The Funds may write (sell) covered put and call options on any currency in order to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, the Funds may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, the Funds accept, in return for the option premium, the risk that they may be required to purchase the underlying currency at a price in excess of the currency’s market value at the time of purchase.

     Special Risks Associated with Options on Currency. An exchange-traded options position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although a Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

     There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers’ orders.

     A Fund may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by a Fund.

     The amount of the premiums, which a Fund may pay or receive, may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.

Currency Swaps, Mortgage Swaps, Credit Swaps, Total Return Swaps, Options on Swaps, Index Swaps and Interest Rate Swaps, Caps, Floors and Collars

     The Balanced, CORE International Equity, International Equity, European Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity and Asia Growth Funds may enter into currency swaps for both hedging purposes and to seek to increase total return. In addition, the Balanced Fund may enter into mortgage, credit, total return, index and interest rate swaps and other interest rate swap arrangements such as rate caps, floors and collars, for hedging purposes or to seek to increase total return. The Balanced Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. Currency swaps involve the exchange by a Fund with another party of their respective rights to make or receive payments in specified currencies. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Index swaps involve the exchange by a Fund with another party of the respective amounts payable with respect to a notional principal amount at interest rates equal to two specified indices. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive from or make a payment to the other party, upon the occurrence of specified credit events. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

     A great deal of flexibility is possible in the way swap transactions are structured. However, generally a Fund will enter into interest rate, total return, credit, mortgage and index swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, total return, credit, index and mortgage swaps do not normally involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, total rate of return, credit, index and mortgage swaps is normally limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate, total rate of return, credit, index or mortgage swap defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency.

Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the Fund’s potential exposure in a transaction involving a swap, a swaption or an interest rate floor, cap or collar is covered by the segregation of cash or liquid assets or otherwise, the Funds and the Investment Advisers believe that swaps do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.

     A Fund will not enter into transactions involving swaps, caps, floors or collars unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by the Investment Adviser.

     The use of swaps, swaptions and interest rate caps, floors and collars is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Investment Adviser is incorrect in its forecasts of market values, credit quality, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used. The Investment Advisers, under the supervision of the Board of Trustees, are responsible for determining and monitoring the liquidity of the Funds’ transactions in swaps, swaptions, caps, floors and collars.

Convertible Securities

     Each Fund may invest in convertible securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics, in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

     The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value normally declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

     A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on a Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Fund.

     In evaluating a convertible security, the Investment Adviser will give primary emphasis to the attractiveness of the underlying common stock. Convertible debt securities are equity investments for purposes of each Fund’s investment policies.

Preferred Securities

     Each Fund may invest in preferred securities. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer’s board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.

Equity Swaps

     Each Fund may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in various circumstances, including circumstances where direct investment in the securities is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

     A Fund will generally enter into equity swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Funds’ potential exposure, the Funds and their Investment

Advisers believe that transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.

     A Fund will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by the Investment Adviser. A Fund’s ability to enter into certain swap transactions may be limited by tax considerations.

Lending of Portfolio Securities

     Each Fund may lend portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as brokers or dealers (including Goldman Sachs), and are required to be secured continuously by collateral in cash, cash equivalents, letters of credit or U.S. Government Securities maintained on a current basis at an amount, marked to market daily, at least equal to the market value of the securities loaned. Cash received as collateral for securities lending transactions may be invested in short-term investments. Investing the collateral subjects it to market depreciation or appreciation, and a Fund is responsible for any loss that may result from its investment of the borrowed collateral. A Fund will have the right to terminate a loan at any time and recall the loaned securities within the normal and customary settlement time for securities transactions. For the duration of the loan, a Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and will also receive compensation from investment of the collateral. A Fund will not have the right to vote any securities having voting rights during the existence of the loan, but a Fund may call the loan in anticipation of an important vote to be taken by the holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially. However, the loans will be made only to firms deemed to be of good standing, and when the consideration which can be earned currently from securities loans of this type is deemed to justify the attendant risk. In determining whether to lend securities to a particular borrower, and during the period of the loan, the creditworthiness of the borrower will be considered and monitored. It is intended that the value of securities loaned by a Fund will not exceed one-third of the value of a Fund’s total assets (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations stated elsewhere in this Additional Statement or the Prospectuses regarding investing in fixed-income securities and cash equivalents.

     The Funds’ Board of Trustees has approved each Fund’s participation in a securities lending program and adopted policies and procedures relating thereto. Under the securities lending program, the Funds have retained an affiliate of the Investment Adviser to serve as the securities lending agent for the Funds. For these services, the lending agent may receive a fee from the Funds, including a fee based on the returns earned on the Funds’ investment of cash received as collateral for the loaned securities. The lending agent may, on behalf of the Funds, invest cash collateral received by the Funds for securities loans in, among other things, other registered or unregistered funds. These funds include private investing funds or money market funds that are managed by the Investment Adviser or its affiliates for the purpose of investing cash collateral generated from securities lending activities, and which pay the Investment Adviser or its affiliates for their services. The Funds’ Board of Trustees will periodically review securities loan transactions for which the Goldman Sachs affiliate has acted as lending agent for compliance with a Fund’s securities lending procedures. Goldman Sachs also has been approved as a borrower under the Funds’ securities lending program, subject to certain conditions.

When-Issued Securities and Forward Commitments

     Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis beyond the customary settlement time. These transactions involve a commitment by a Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. A Fund will generally purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or negotiate a commitment after entering into it. A Fund may realize a capital gain or loss in connection with these transactions. For purposes of determining a Fund’s duration, the maturity of when-issued or forward commitment securities will be calculated from the commitment date. A Fund is generally required to segregate, until three days prior to the settlement date, cash and liquid assets in an amount sufficient to meet the purchase price unless the Fund’s obligations are otherwise covered. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

Investment in Unseasoned Companies

     Each Fund may invest in companies (including predecessors) which have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Private Investments in Public Equity

     Certain Funds may purchase equity securities in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class (“private investments in public equity” or “PIPES”). Shares in PIPES generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPES are restricted as to resale and the Fund cannot freely trade the securities. Generally such restrictions cause the PIPES to be illiquid during this time. PIPES may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Other Investment Companies

     A Fund reserves the right to invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies (including exchange-traded funds such as Standard & Poor’s Depositary Receipts in (“SPDRs”) and iSharessm, as defined below) but may neither invest more than 5% of its total assets in any one investment company nor acquire more than 3% of the voting securities of any other investment company. Pursuant to an exemptive order obtained from the SEC, the Funds may invest in money market funds for which an Investment Adviser or any of its affiliates serves as investment adviser, administrator and/or distributor. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the management fees (and other expenses) paid by the Fund. However, to the extent that the Fund invests in a money market fund for which an investment adviser or any of its affiliates acts as investment adviser, the management fees payable by the Fund to an investment adviser will, to the extent required by the SEC, be reduced by an amount equal to the Fund’s proportionate share of the management fees paid by such money market fund to its investment adviser. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

     Exchange-traded funds are shares of unaffiliated investment companies issuing shares which are traded like traditional equity securities on a national stock exchange or the National Association of Securities Dealers Automated Quotations System (“NASDAQ”) National Market System. SPDRs are interests in a unit investment trust (“UIT”) that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange). The UIT was established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500”). The UIT is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price activity of the S&P 500. The UIT will issue SPDRs in aggregations known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (i) a portfolio of securities substantially similar to the component securities (“Index Securities”) of the S&P 500, (ii) a cash payment equal to a pro rata portion of the dividends accrued on the UIT’s portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (iii) a cash payment or credit (“Balancing Amount”) designed to equalize the net asset value of the S&P 500 and the net asset value of a Portfolio Deposit.

     SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, an investor must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, an investor will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

     The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Funds could result in losses on SPDRs.

     Each Fund (other than the CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) may also purchase shares of investment companies investing primarily in foreign securities, including “country funds.” Country funds have portfolios consisting primarily of securities of issuers located in specified foreign countries or regions. Each Fund may, subject to the limitations stated above, invest in iSharessm and similar securities that invest in securities included in specified indices, including the MSCI indices for various countries and regions. iSharessm are listed on the AMEX and were initially offered to the public in 1996. The market prices of iSharessm are expected to fluctuate in accordance with both changes in the asset values of their underlying indices and supply and demand of iSharessm on the AMEX. However, iSharessm have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iSharessm for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iSharessm will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iSharessm should occur in the future, the liquidity and value of a Fund’s shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iSharessm as part of its investment strategy.

Repurchase Agreements

     Each Fund may enter into repurchase agreements with banks, brokers and securities dealers which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. CORE International Equity, International Equity, Japanese Equity, European Equity, International Growth Opportunities, Emerging Markets Equity, Asia Growth and Balanced Funds may also enter into repurchase agreements involving certain foreign government securities. A repurchase agreement is an arrangement under which a Fund purchases securities and the seller agrees to repurchase the securities within a particular time and at a specified price. Custody of the securities is maintained by a Fund’s custodian (or subcustodian). The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on the security subject to the repurchase agreement.

     For purposes of the Act and generally for tax purposes, a repurchase agreement is deemed to be a loan from a Fund to the seller of the security. For other purposes, it is not always clear whether a court would consider the security purchased by a Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by a Fund to the seller. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the security, a Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

     Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), a Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

     The Funds, together with other registered investment companies having advisory agreements with the Investment Advisers or their affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Reverse Repurchase Agreements

     The Balanced Fund may borrow money by entering into transactions called reverse repurchase agreements. Under these arrangements, the Fund will sell portfolio securities to dealers in U.S.

Government Securities or members of the Federal Reserve System, with an agreement to repurchase the security on an agreed date, price and interest payment. Reverse repurchase agreements involve the possible risk that the value of portfolio securities the Fund relinquishes may decline below the price the Fund must pay when the transaction closes. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of the Fund’s outstanding shares.

     When the Balanced Fund enters into a reverse repurchase agreement, it places in a separate custodial account either liquid assets or other high-grade debt securities that have a value equal to or greater than the repurchase price. The account is then continuously monitored to make sure that an appropriate value is maintained. Reverse repurchase agreements are considered to be borrowings under the Act.

Short Sales

     The Funds (other than the CORE Equity Funds) may engage in short sales against the box. In a short sale, the seller sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. While a short sale is made by selling a security the seller does not own, a short sale is “against the box” to the extent that the seller contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. It may be entered into by a Fund, for example, to lock in a sales price for a security the Fund does not wish to sell immediately. If a Fund sells securities short against the box, it may protect itself from loss if the price of the securities declines in the future, but will lose the opportunity to profit on such securities if the price rises.

     If a Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if a Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which a Fund may effect short sales.

Mortgage Dollar Rolls

     When the Balanced Fund enters into a mortgage dollar roll, it will segregate cash or liquid assets in an amount equal to the forward purchase price until the settlement date.

Non-Diversified Status

     Since the Concentrated Growth Fund is “non-diversified” under the Act, it is subject only to certain federal tax diversification requirements. Under federal tax laws, the Fund may, with respect to 50% of its total assets, invest up to 25% of its total assets in the securities of any issuer. With respect to the remaining 50% of the Fund’s total assets, (i) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, and (ii) the Fund may not acquire more than 10% of the outstanding voting securities of any one issuer. These tests apply at the end of each quarter of the taxable year and are subject to certain conditions and limitations under the Code. These tests do not apply to United States Government Securities and regulated investment companies.

Portfolio Turnover

     Each Fund may engage in active short-term trading to benefit from yield disparities among different issues of securities or among the markets for equity securities, or for other reasons. It is anticipated that the portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by changes in the holdings of specific issuers, changes in country and currency weightings, cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment. The Funds are not restricted by policy with regard to portfolio turnover and will make changes in their investment portfolio from time to time as business and economic conditions as well as market prices may dictate.

INVESTMENT RESTRICTIONS

     The investment restrictions set forth below have been adopted by the Trust as fundamental policies that cannot be changed with respect to a Fund without the affirmative vote of the holders of a majority (as defined in the Act) of the outstanding voting securities of the affected Fund. The investment objective of each Fund and all other investment policies or practices of each Fund are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. For purposes of the Act, a “majority of the outstanding voting securities” means the lesser of the vote of (i) 67% or more of the shares of the Trust or a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or a Fund are present or represented by proxy, or (ii) more than 50% of the shares of the Trust or a Fund.

     For purposes of the following limitations, any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund. With respect to the Funds’ fundamental investment restriction no. 3, asset coverage of at least 300% (as defined in the Act), inclusive of any amounts borrowed, must be maintained at all times.

     A Fund may not:

(1)	Make any investment inconsistent with the Fund’s classification as a diversified company under the 1940 Act. This restriction does not, however, apply to any Fund classified as a non-diversified company under the 1940 Act.

(2)	Invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities).

(3)	Borrow money, except (a) each Fund (other than the Concentrated Growth Fund) may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33-1/3% of its total assets (including the amount borrowed), (b) the Concentrated Growth Fund, to the extent permitted by applicable law, may borrow from banks (as defined in the Act), other affiliated investment companies and other persons or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (c) each Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (d) each Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (e) each Fund may purchase securities on margin to the extent permitted by applicable law and (f) each Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings.

(4)	Make loans, except through (a) the purchase of debt obligations in accordance with the Fund’s investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, (c) loans of securities as permitted by applicable law, and (d) (Concentrated Growth Fund only) loans to affiliates of the Concentrated Growth Fund to the extent permitted by law.

(5)	Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.

(6)	Purchase, hold or deal in real estate, although a Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by a Fund as a result of the ownership of securities.

(7)	Invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

(8)	Issue senior securities to the extent such issuance would violate applicable law.

     Each Fund may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single open-end investment company or series thereof with substantially the same fundamental investment objective, restrictions and policies as the Fund.

     In addition to the fundamental policies mentioned above, the Trustees have adopted the following non-fundamental policies which can be changed or amended by action of the Trustees without approval of shareholders.

     A Fund may not:

(a)	Invest in companies for the purpose of exercising control or management.

(b)	Invest more than 15% of the Fund’s net assets in illiquid investments including illiquid repurchase agreements with a notice or demand period of more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the “1933 Act”).

(c)	Purchase additional securities if the Fund’s borrowings (excluding covered mortgage dollar rolls) exceed 5% of its net assets.

(d)	Make short sales of securities, except short sales against the box.

TRUSTEES AND OFFICERS

     The business and affairs of the Funds are managed under the direction of the Board of Trustees subject to the laws of the State of Delaware and the Trust’s Declaration of Trust. The Trustees are responsible for deciding matters of general policy and reviewing the actions of the Trust’s service providers. The officers of the Trust conduct and supervise each Fund’s daily business operations.

     Trustees of the Trust

     Information pertaining to the Trustees of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.”

Independent Trustees
Number of
		Term of		Portfolios in
		Office and		Fund
	Position(s)	Length of		Complex
Name,	Held with	Time	Principal Occupation(s)	Overseen by	Other Directorships
Address and Age[1]	the Trust[2]	Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]
Ashok N. Bakhru Age: 62	Chairman & Trustee	Since 1991	President, ABN Associates (July 1994–March 1996 and November 1998–Present); Executive Vice President – Finance and Administration and Chief Financial Officer, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996–November 1998); Director of Arkwright Mutual Insurance Company (1984–1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004); Trustee of the Walnut Street Theater (1992-2004); Trustee, Scholarship America (1998-Present); Director, Private Equity Investors–III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

			Chairman of the Board and Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).	63	None

John P. Coblentz, Jr. Age: 63	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975 – May 2003). Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).	63	None

			Independent Trustees
				Number of
		Term of		Portfolios in
		Office and		Fund
	Position(s)	Length of		Complex
Name,	Held with	Time	Principal Occupation(s)	Overseen by	Other Directorships
Address and Age[1]	the Trust[2]	Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]
Patrick T. Harker Age: 46	Trustee	Since 2000	Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-Present); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-Present); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997–August 2000). Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).	63	None

Mary P. McPherson Age: 69	Trustee	Since 1997	Vice President, The Andrew W. Mellon Foundation (provider of grants for conservation, environmental and educational purposes) (October 1997-Present); Director, Smith College (1998-Present); Director, Josiah Macy, Jr. Foundation (health educational programs) (1977-Present); Director, Philadelphia Contributionship (insurance) (1985-Present); Director Emeritus, Amherst College (1986–1998); Director, The Spencer Foundation (educational research) (1993-February 2003); member of PNC Advisory Board (banking) (1993-1998); Director, American School of Classical Studies in Athens (1997-Present); and, Trustee, Emeriti Retirement Health Solutions (post-retirement medical insurance program for not-for-profit institutions) (since 2005).

			Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).	63	None

Wilma J. Smelcer Age: 55	Trustee	Since 2001	Chairman, Bank of America, Illinois (banking) (1998-January 2001); and Governor, Board of Governors, Chicago Stock Exchange (national securities exchange) (April 2001-April 2004). Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).	63	Lawson Products Inc. (distributor of industrial products).

Independent Trustees
Number of
		Term of		Portfolios in
		Office and		Fund
	Position(s)	Length of		Complex
Name,	Held with	Time	Principal Occupation(s)	Overseen by	Other Directorships
Address and Age[1]	the Trust[2]	Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]
Richard P. Strubel Age: 65	Trustee	Since 1987	Vice Chairman and Director, Unext, Inc. (provider of educational services via the internet) (2003-Present); President, COO and Director, Unext, Inc. (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-Present); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990–1999). Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).	63	Gildan Activewear Inc. (an activewear clothing marketing and manufacturing company); Unext, Inc. (provider of educational services via the internet); Northern Mutual Fund Complex (53 Portfolios).

Interested Trustees
Number of
		Term of		Portfolios in
		Office and		Fund
	Position(s)	Length of		Complex
Name,	Held with	Time	Principal Occupation(s)	Overseen by	Other Directorships
Address and Age[1]	the Trust[2]	Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]
*Alan A. Shuch Age: 55	Trustee	Since 1990	Advisory Director – GSAM (May 1999-Present); Consultant to GSAM (December 1994 – May 1999); and Limited Partner, Goldman Sachs (December 1994 - May 1999). Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).	63	None

*Kaysie P. Uniacke Age: 44	Trustee & President	Since 2001 Since 2002	Managing Director, GSAM (1997-Present). Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies). President – Goldman Sachs Mutual Fund Complex (2002-Present) (registered investment companies). Assistant Secretary – Goldman Sachs Mutual Fund Complex (1997 – 2002) ( registered investment companies). Trustee – Gettysburg College.	63	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Howard B. Surloff.

[2]	The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997.

[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the date the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.

[4]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of January 1, 2005, the Trust consisted of 57 portfolios, including the Funds described in this Additional Statement, and Goldman Sachs Variable Insurance Trust consisted of 6 portfolios.

[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Officers of the Trust

     Information pertaining to the officers of the Trust is set forth below.

Officers of the Trust
Position(s)
	Held	Term of Office
Name, Age	With the	and Length of	Principal Occupation(s)
And Address	Trust	Time Served[1]	During Past 5 Years
Kaysie P. Uniacke 32 Old Slip New York, NY 10005 Age: 44	President & Trustee	Since 2002 Since 2001	Managing Director, GSAM (1997-Present).

Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).

President – Goldman Sachs Mutual Fund Complex (registered investment companies).

Assistant Secretary – Goldman Sachs Mutual Fund Complex (1997–2002) (registered investment companies).

Trustee – Gettysburg College.

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 40	Treasurer	Since 1997	Managing Director, Goldman Sachs (November 2003 – Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer – Goldman Sachs Mutual Fund Complex (registered investment companies).

Philip V. Giuca, Jr. 32 Old Slip New York, NY 10005 Age: 42	Assistant Treasurer	Since 1997	Vice President, Goldman Sachs (May 1992-Present). Assistant Treasurer – Goldman Sachs Mutual Fund Complex (registered investment companies).

Peter Fortner 32 Old Slip New York, NY 10005 Age: 47	Assistant Treasurer	Since 2000	Vice President, Goldman Sachs (July 2000-Present); Associate, Prudential Insurance Company of America (November 1985–June 2000); and Assistant Treasurer, certain closed-end funds administered by Prudential (1999 and 2000).

Assistant Treasurer – Goldman Sachs Mutual Fund Complex (registered investment companies).

Kenneth G. Curran 32 Old Slip New York, NY 10005 Age: 41	Assistant Treasurer	Since 2001	Vice President, Goldman Sachs (November 1998-Present); and Senior Tax Manager, KPMG Peat Marwick (accountants) (August 1995–October 1998).

Assistant Treasurer – Goldman Sachs Mutual Fund Complex (registered investment companies).

Officers of the Trust
Position(s)
	Held	Term of Office
Name, Age	With the	and Length of	Principal Occupation(s)
And Address	Trust	Time Served[1]	During Past 5 Years
James A. Fitzpatrick 4900 Sears Tower Chicago, IL 60606 Age: 45	Vice President	Since 1997	Managing Director, Goldman Sachs (October 1999– Present); and Vice President of GSAM (April 1997 - December 1999). Vice President – Goldman Sachs Mutual Fund Complex (registered investment companies).

Jesse Cole 4900 Sears Tower Chicago, IL 60606 Age: 41	Vice President	Since 1998	Vice President, GSAM (June 1998-Present); and Vice President, AIM Management Group, Inc. (investment adviser) (April 1996–June 1998).

Vice President – Goldman Sachs Mutual Fund Complex (registered investment companies).

Kerry K. Daniels 4900 Sears Tower Chicago, IL 60606 Age: 42	Vice President	Since 2000	Manager, Financial Control – Shareholder Services, Goldman Sachs (1986-Present). Vice President – Goldman Sachs Mutual Fund Complex (registered investment companies).

James McNamara 32 Old Slip New York, NY 10005 Age: 42	Vice President	Since 2001	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998–December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993 – April 1998).

Vice President—Goldman Sachs Mutual Fund Complex (registered investment companies).

Trustee –– Goldman Sachs Mutual Fund Complex (registered investment companies) (December 2002-May 2004).

Howard B. Surloff One New York Plaza 37th Floor New York, NY 10004 Age: 39	Secretary	Since 2001	Managing Director, Goldman Sachs (November 2002–Present); Associate General Counsel, Goldman Sachs and General Counsel to the U.S. Funds Group (December 1997–Present).

Secretary – Goldman Sachs Mutual Fund Complex (registered investment companies) (2001-Present) and Assistant Secretary prior thereto.

Dave Fishman 32 Old Slip New York, NY 10005 Age: 40	Assistant Secretary	Since 2001	Managing Director, Goldman Sachs (December 2001–Present); and Vice President, Goldman Sachs (1997–December 2001).

Assistant Secretary – Goldman Sachs Mutual Fund Complex (registered investment companies).

Danny Burke 32 Old Slip New York, NY 10005 Age: 42	Assistant Secretary	Since 2001	Vice President, Goldman Sachs (1987–Present). Assistant Secretary – Goldman Sachs Mutual Fund Complex (registered investment companies).

Officers of the Trust
Position(s)
	Held	Term of Office
Name, Age	With the	and Length of	Principal Occupation(s)
And Address	Trust	Time Served[1]	During Past 5 Years
Elizabeth D. Anderson 32 Old Slip New York, NY 10005 Age: 35	Assistant Secretary	Since 1997	Managing Director, Goldman Sachs (December 2002 – Present); Vice President, Goldman Sachs (1997-December 2002) and Fund Manager, GSAM (April 1996–Present).

Assistant Secretary – Goldman Sachs Mutual Fund Complex (registered investment companies).

Amy E. Curran One New York Plaza 37th Floor New York, NY 10004 Age: 35	Assistant Secretary	Since 1999	Vice President, Goldman Sachs (June 1999–Present); Assistant General Counsel, Goldman Sachs (2000-Present); Counsel, Goldman Sachs (1998–2000); and Associate, Dechert Price & Rhoads (law firm) (September 1996–1998).

Assistant Secretary – Goldman Sachs Mutual Fund Complex (registered investment companies).

[1] Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Standing Board Committees

     The Board of Trustees has established seven standing committees in connection with their governance of the Funds – Audit, Governance and Nominating, Compliance, Valuation, Dividend, Schedule E, and Contract Review.

     The Audit Committee oversees the audit process and provides assistance to the full Board of Trustees with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee selects and recommends annually to the entire Board of Trustees a firm of independent certified public auditors to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. All of the Independent Trustees serve on the Audit Committee. The Audit Committee held three meetings during the fiscal year ended August 31, 2004.

     The Governance and Nominating Committee has been established to: (i) assist the Board of Trustees in matters involving mutual fund governance and industry practices; (ii) select and nominate candidates for appointment or election to serve as Trustees who are not “interested persons” of the Trust or its investment adviser or distributor (as defined by the Act); and (iii) advise the Board of Trustees on ways to improve its effectiveness. All of the Independent Trustees serve on the Governance and Nominating Committee. The Governance and Nominating Committee held five meetings during the fiscal year ended August 31, 2004. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Governance and Nominating Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Funds’ Prospectuses and should be directed to the attention of the Goldman Sachs Governance and Nominating Committee.

     The Compliance Committee has been established for the purpose of overseeing the compliance processes: (i) of the Funds; and (ii) insofar as they relate to services provided to the Funds, of the Funds’ investment advisers, distributor, administrator (if any), and transfer agent, except that compliance processes relating to the accounting and financial reporting processes, and certain related matters, are overseen by the Audit Committee. In addition, the Compliance Committee provides assistance to the full Board of Trustees with respect to compliance matters. The Compliance Committee was formed on May 6, 2004 and met one time during the fiscal year ended August 31, 2004. All of the Independent Trustees serve on the Compliance Committee.

     The Valuation Committee is authorized to act for the Board of Trustees in connection with the valuation of portfolio securities held by the Funds in accordance with the Trust’s Valuation Procedures. Mr. Shuch and Ms. Uniacke serve on the Valuation Committee. During the fiscal year ended August 31, 2004, the Valuation Committee held twenty-three meetings.

     The Dividend Committee is authorized, subject to the ratification of Trustees who are not members of the committee, to declare dividends and capital gain distributions consistent with each Fund’s Prospectus. Currently, the sole member of the Trust’s Dividend Committee is Ms. Uniacke. During the fiscal year ended August 31, 2004, the Dividend Committee held four meetings with respect to the Funds included in this Additional Statement and thirty with respect to all of the Funds of the Trust (including the Funds included in this Additional Statement).

     The Schedule E Committee is authorized to address potential conflicts of interest regulated by the National Association of Securities Dealers, Inc. (“NASD”). Currently, the sole member of the Trust’s Schedule E Committee is Mr. Bakhru. The Schedule E Committee did not meet during the fiscal year ended August 31, 2004.

     The Contract Review Committee has been established for the purpose of overseeing the processes of the Board of Trustees for approving and monitoring the Funds’ investment management, distribution, transfer agency and other agreements with the Fund’s Investment Advisers and their affiliates. The Contract Review Committee is responsible for overseeing the Board of Trustees processes for approving and reviewing the operation of the Funds’ distribution, service, shareholder administration and other plans, and any agreements related to the plans, whether or not such plans and agreements are adopted pursuant to Rule 12b-1 under the 1940 Act. The Contract Review Committee also provides appropriate assistance to the Board of Trustees in connection with the Board’s approval, oversight and review of the Funds’ other service providers including, without limitation, the Funds’ custodian/accounting agent, sub-transfer agents, professional (legal and accounting) firms and printing firms. The Contract Review Committee was formed on November 4, 2004 and, therefore, did not meet during the fiscal year ended August 31, 2004. All of the Independent Trustees serve on the Contract Review Committee.

Trustee Ownership of Fund Shares

     The following table shows the dollar range of shares beneficially owned by each Trustee in the Funds and other portfolios of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

Aggregate Dollar Range of Equity
Securities in All Portfolios in
	Dollar Range of	Fund Complex Overseen By
Name of Trustee	Equity Securities in the Funds[1]	Trustee[2]
Ashok N. Bakhru	Capital Growth: Over $100,000 CORE U.S. Equity: Over $100,000 Research Select: Over $100,000	Over $100,000

John P. Coblentz, Jr.[3]	None	None

Patrick T. Harker	Capital Growth — $50,001 — $100,000 Mid Cap Value Fund — $10,001 — $50,000 Small Cap Value Fund — $10,001 — $50,000	Over $100,000
Mary P. McPherson	Capital Growth — $50,001 — $100,000 Mid Cap Value Fund — $10,001 — $50,000 Small Cap Value — $50,001 — $100,000 Growth and Income: $1 — $10,000 International Equity: $1 — $10,000	Over $100,000
Alan A. Shuch	Capital Growth Fund: Over $100,000 Mid Cap Value Fund: Over $100,000	Over $100,000

Richard P. Strubel	Capital Growth: Over $100,000 International Equity: $50,001 – $100,000	Over $100,000

Wilma J. Smelcer	Capital Growth: $50,001 — $100,000	$50,001 — $100,000

Kaysie P. Uniacke	Capital Growth: Over $100,000 Large Cap Value: Over $100,000 Mid Cap Value Fund: Over $100,000	Over $100,000

[1]	Includes the value of shares beneficially owned by each Trustee in each Fund described in this Additional Statement as of December 31, 2003.

[2]	Includes Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust. As of December 31, 2003, Goldman Sachs Trust consisted of 58 portfolios and Goldman Sachs Variable Insurance Trust consisted of 6 portfolios.

[3]	Mr. Coblentz was appointed to the Boards of Trustees of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust as of October 30, 2003.

     As of November 30, 2004, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of beneficial interest of each Fund.

Board Compensation

     The Trust pays each Independent Trustee an annual fee for his or her services as a Trustee of the Trust, plus an additional fee for each regular and special telephonic Board meeting and Governance and Nominating Committee, Compliance Committee, Contract Review Committee and Audit Committee meeting attended by such Trustee. The Independent Trustees are also reimbursed for travel expenses incurred in connection with attending such meetings. The Trust may also pay the incidental costs of a Trustee to attend training or other types of conferences relating to the investment company industry.

     The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended August 31, 2004:

Trustee Compensation

Fund
			CORE			CORE	CORE
		Growth and	Large Cap	CORE U.S.	CORE Large	Small Cap	International	Capital	Strategic	Growth
Name of Trustee	Balanced	Income	Value	Equity	Cap Growth	Equity	Equity	Growth	Growth	Opportunities

Ashok N. Bakhru[1]	$2,887.70	$2,887.70	$2,887.70	$2,887.70	$2,887.70	$2,887.70	$2,887.70	$2,887.70	$2,887.70	$2,887.70

Gary D. Black[2]	—	—	—	—	—	—	—	—	—	—

John P. Coblentz, Jr.[3]	1,587.87	1,587.87	1,587.87	1,587.87	1,587.87	1,587.87	1,587.87	1,587.87	1,587.87	1,587.87

Patrick T. Harker	2,062.48	2,062.48	2,062.48	2,062.48	2,062.48	2,062.48	2,062.48	2,062.48	2,062.48	2,062.48

James McNamara[2]	—	—	—	—	—	—	—	—	—	—

Mary P. McPherson	2,062.48	2,062.48	2,062.48	2,062.48	2,062.48	2,062.48	2,062.48	2,062.48	2,062.48	2,062.48

Alan A. Shuch	—	—	—	—	—	—	—	—	—	—

Wilma J. Smelcer	2,062.48	2,062.48	2,062.48	2,062.48	2,062.48	2,062.48	2,062.48	2,062.48	2,062.48	2,062.48

Richard P. Strubel	2,062.48	2,062.48	2,062.48	2,062.48	2,062.48	2,062.48	2,062.48	2,062.48	2,062.48	2,062.48

Kaysie P. Uniacke	—	—	—	—	—	—	—	—	—	—

Trustee Compensation

Fund
							International	Emerging
	Mid Cap	Small Cap	Large Cap	International	European	Japanese	Growth	Markets	Asia	Research	Concentrated
Name of Trustee	Value	Value	Value	Equity	Equity	Equity	Opportunities	Equity	Growth	Select	Growth

Ashok N. Bakhru[1]	$2,887.70	$2,887.70	$2,887.70	$2,887.70	$2,887.70	$2,887.70	$2,887.70	$2,887.70	$2,887.70	$2,887.70	$2,887.70

Gary D. Black[2]	—	—	—	—	—	—	—	—	—	—	—

John P. Coblentz, Jr.[3]	1,587.87	1,587.87	1,587.87	1,587.87	1,587.87	1,587.87	1,587.87	1,587.87	1,587.87	1,587.87	1,587.87

Patrick T. Harker	2,062.48	2,062.48	2,062.48	2,062.48	2,062.48	2,062.48	2,062.48	2,062.48	2,062.48	2,062.48	2,062.48

James McNamara[2]	—	—	—	—	—	—	—	—	—	—	—

Mary P. McPherson	2,062.48	2,062.48	2,062.48	2,062.48	2,062.48	2,062.48	2,062.48	2,062.48	2,062.48	2,062.48	2,062.48

Alan A. Shuch	—	—	—	—	—	—	—	—	—	—	—

Wilma J. Smelcer	2,062.48	2,062.48	2,062.48	2,062.48	2,062.48	2,062.48	2,062.48	2,062.48	2,062.48	2,062.48	2,062.48

Richard P. Strubel	2,062.48	2,062.48	2,062.48	2,062.48	2,062.48	2,062.48	2,062.48	2,062.48	2,062.48	2,062.48	2,062.48

Kaysie P. Uniacke	—	—	—	—	—	—	—	—	—	—	—

	Trustee Compensation
	Aggregate	Pension or Retirement	Total Compensation
	Compensation	Benefits Accrued as Part of	From Fund Complex
Name of Trustee	from the Funds	the Trust’s Expenses	(including the Funds)[3]

Ashok N. Bakhru[1]	$60,642	—	$179,414

Gary D. Black[2]	—	—	—

John P. Coblentz, Jr.[3]	33,165	—	98,016

Patrick T. Harker	43,312	—	128,533

James McNamara[2]	—	—	—

Mary P. McPherson	43,312	—	128,533

Alan A. Shuch	—	—	—

Wilma J. Smelcer	43,312	—	128,533

Richard P. Strubel	43,312	—	128,533

Kaysie P. Uniacke	—	—	—

[1]	Includes compensation as Board Chairman.

[2]	Mr. Coblentz was appointed to the Boards of Trustees of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust as of October 30, 2003.

[3]	Mr. Black and Mr. McNamara resigned from the Boards of Trustee of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust in April 2004 and May 2004, respectively.

[4]	The Fund Complex consists of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust. Goldman Sachs Trust consisted of 57 portfolios and Goldman Sachs Variable Insurance Trust consisted of 6 portfolios as of August 31, 2004.

Miscellaneous

     Class A Shares of the Funds may be sold at net asset value without payment of any sales charge to Goldman Sachs, its affiliates and their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of the above individuals. These and the Funds’ other sales load waivers are due to the nature of the investors and/or the reduced sales effort and expense that are needed to obtain such investments.

     The Trust, its Investment Advisers and principal underwriter have adopted codes of ethics under Rule 17j-1 of the Act that permit personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Funds.

MANAGEMENT SERVICES

     As stated in the Funds’ Prospectuses, GSAM (formerly, Goldman Sachs Funds Management, L.P.), 32 Old Slip, New York, New York, 10005 serves as Investment Adviser to the Balanced, Growth and Income, CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity, Capital Growth, Strategic Growth, Growth Opportunities, Mid Cap Value, Small Cap Value, Large Cap Value, Research Select and Concentrated Growth Funds. GSAM is a subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs. Prior to the end of April 2003, Goldman Sachs Asset Management, a business unit of the Investment Management Division of Goldman Sachs served as the investment adviser to the Balanced, Growth and Income, CORE Large Cap Value, CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity, Strategic Growth, Growth Opportunities, Mid Cap Value, Small Cap Value, Large Cap Value, Research Select and Concentrated Growth Funds. In April 2003, GSAM assumed investment advisory responsibilities for those Funds. GSAMI, Christchurch Court, 10-15 Newgate Street, London, England EC1A7HD, serves as Investment Adviser to the International

Equity, European Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity and Asia Growth Funds. GSAMI is also an affiliate of Goldman Sachs. See “Service Providers” in the Funds’ Prospectuses for a description of the applicable Investment Adviser’s duties to the Funds.

     Founded in 1869, Goldman Sachs is among the oldest and largest investment banking firms in the United States. Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. Goldman Sachs is also among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24-hours a day. The firm is headquartered in New York and has offices throughout the United States and in Bangkok, Beijing, Buenos Aires, Calgary, Dublin, Frankfurt, Geneva, George Town, Hong Kong, Johannesburg, London, Madrid, Mexico City, Milan, Moscow, Paris, Sao Paulo, Seoul, Shanghai, Singapore, Stockholm, Sydney, Taipei, Tokyo, Toronto, and Zurich. It has trading professionals throughout the United States, as well as in London, Tokyo, Hong Kong and Singapore. The active participation of Goldman Sachs in the world’s financial markets enhances its ability to identify attractive investments. Goldman Sachs has agreed to permit the Funds to use the name “Goldman Sachs” or a derivative thereof as part of each Fund’s name for as long as a Fund’s Management Agreement is in effect.

     The Investment Advisers are able to draw on the substantial research and market expertise of Goldman Sachs, whose investment research effort is one of the largest in the industry. The Goldman Sachs Global Investment Research Department covers approximately 2,400 companies, over 50 economies and over 25 markets. The in-depth information and analyses generated by Goldman Sachs’ research analysts are available to the Investment Advisers.

     For more than a decade, Goldman Sachs has been among the top-ranked firms in Institutional Investor’s annual “All-America Research Team” survey. In addition, many of Goldman Sachs’ economists, securities analysts, portfolio strategists and credit analysts have consistently been highly ranked in respected industry surveys conducted in the United States and abroad. Goldman Sachs is also among the leading investment firms using quantitative analytics to structure and evaluate portfolios.

     In managing the Funds, the Investment Advisers have access to Goldman Sachs’ economics research. The Economics Research Department based in London, conducts economic, financial and currency markets research which analyzes economic trends and interest and exchange rate movements worldwide. The Economics Research Department tracks factors such as inflation and money supply figures, balance of trade figures, economic growth, commodity prices, monetary and fiscal policies, and political events that can influence interest rates and currency trends. The success of Goldman Sachs’ international research team has brought wide recognition to its members. The team has earned top rankings in various external surveys such as Extel, Institutional Investor and Reuters. These rankings acknowledge the achievements of the firm’s economists, strategists and equity analysts.

     In allocating assets among foreign countries and currencies for the Funds which can invest in foreign securities (in particular, the CORE International Equity, International Equity, International Growth Opportunities, Emerging Markets Equity and Asia Growth Funds), the Investment Advisers will have access to the Global Asset Allocation Model. The model is based on the observation that the prices of all financial assets, including foreign currencies, will adjust until investors globally are comfortable holding the pool of outstanding assets. Using the model, the Investment Advisers will estimate the total returns from each currency sector which are consistent with the average investor holding a portfolio equal to the market capitalization of the financial assets among those currency sectors. These estimated equilibrium returns are then combined with the expectations of Goldman Sachs’ research professionals to produce an optimal currency and asset allocation for the level of risk suitable for a Fund given its investment objectives and criteria.

     The Management Agreements provide that GSAM and GSAMI, in their capacity as Investment Advisers, may render similar services to others as long as the services under the Management Agreements are not impaired thereby.

     The Funds’ Management Agreements were most recently approved by the Trustees, including a majority of the Trustees who are not parties to the Management Agreements or “interested persons” (as such term is defined in the Act) of any party thereto (the “non-interested Trustees”), on May 5, 2004. At those meetings the Board of Trustees reviewed the written and oral presentations provided by the Investment Adviser in connection with the Trustees’ consideration of the Management Agreements. The Trustees also reviewed, with the advice of legal counsel, their responsibilities under applicable law. Among other things, the Trustees considered the Funds’ management fee rates; the Funds’ respective operating expense ratios; the Investment Adviser’s current and prospective fee waivers and expense reimbursements for the respective Funds and pricing philosophy; and the investment performance of the Funds for the prior year and longer time periods. The information on these matters was also compared to similar information for other mutual funds. In addition, the Trustees considered the Funds’ management fee structures in comparison to the structures used by other mutual funds; the revenues received by the Investment Adviser and its affiliates from the Funds for their investment management services and for other, non-investment management services, and their expenses in providing such services; the brokerage and research services received in connection with the placement of brokerage transactions for the Funds; and the Funds’ asset levels and potential economies of scale. The Trustees reviewed proposed pending reductions in the contractual investment management fee rates of certain Funds (i.e., the CORE Large Cap Growth Fund, CORE U.S. Equity Fund and International Growth Opportunities Fund) and the proposed implementation of breakpoints in the contractual investment management fee rate of the Capital Growth Fund. The Trustees also considered the personnel and resources of the Investment Adviser, the overall nature and quality of the Investment Adviser’s services and the specific provisions of the Management Agreements. In this regard, the Trustees reviewed the actions being taken by the Investment Adviser with respect to the investment performance of the International Funds in particular. After consideration of the Investment Adviser’s presentations, the non-interested Trustees discussed at greater length in executive session the fairness and reasonableness of the Management Agreements to the Funds and their shareholders, including the trends in expense levels and investment performance, and concluded that the Management Agreements should be reapproved and continued in the interests of the Funds and their shareholders.

     These arrangements were most recently approved by the shareholders of each Fund (other than Concentrated Growth, Research Select, Large Cap Value, Strategic Growth, Growth Opportunities, CORE Large Cap Value, CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity, Emerging Markets Equity, Japanese Equity, International Growth Opportunities and European Equity Funds) on April 21, 1997. The sole shareholder of the Concentrated Growth, Research Select, Large Cap Value, Strategic Growth, Growth Opportunities, CORE Large Cap Value, CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity, Emerging Markets Equity, Japanese Equity, International Growth Opportunities and European Equity Funds approved these arrangements on August 23, 2002, June 14, 2000, October 26, 1999, April 28, 1999, April 28, 1999, November 3,

1998, April 30, 1997, July 21, 1997, July 21, 1997, January 28, 1997, April 23, 1998, April 23, 1998 and July 22, 1998, respectively.

     Each Management Agreement will remain in effect until June 30, 2005 and will continue in effect with respect to the applicable Fund from year to year thereafter provided such continuance is specifically approved at least annually by (i) the vote of a majority of such Fund’s outstanding voting securities or a majority of the Trustees of the Trust, and (ii) the vote of a majority of the non-interested Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

     Each Management Agreement will terminate automatically if assigned (as defined in the Act). Each Management Agreement is also terminable at any time without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the applicable Fund on 60 days’ written notice to the applicable Investment Adviser and by the Investment Adviser on 60 days’ written notice to the Trust.

     Pursuant to the Management Agreements the Investment Advisers are entitled to receive the fees set forth below, payable monthly based on such Fund’s average daily net assets.

Fund	Management Fee
GSAM
Balanced Fund	0.65%
Growth and Income Fund	0.70%
CORE Large Cap Value Fund	0.60%
CORE U.S. Equity Fund	0.65%
CORE Large Cap Growth Fund	0.65%
CORE Small Cap Equity Fund	0.85%
Strategic Growth Fund	1.00%
Growth Opportunities Fund	1.00%
CORE International Equity Fund	0.85%
Mid Cap Value Fund	0.75%
Small Cap Value Fund	1.00%
Large Cap Value Fund	0.75%
Research Select Fund	1.00%
Concentrated Growth Fund	1.00%
Capital Growth Fund	1.00% on the first $1 billion 0.90% over $1 billion up to $2 billion 0.80% over 2 billion

GSAMI
International Equity Fund	1.00%
European Equity Fund	1.00%
Japanese Equity Fund	1.00%
International Growth Opportunities Fund	1.10%
Emerging Markets Equity Fund	1.20%
Asia Growth Fund	1.00%

Prior to the date of this Additional Statement, the contractual management fees for the CORE U.S. Equity Fund, CORE Large Cap Growth Fund, Capital Growth Fund and International Growth Opportunities Fund were 0.75%, 0.75%, 1.00% and 1.20% of the average daily net assets of such Funds.

     For the fiscal years ended August 31, 2004, August 31, 2003 and August 31, 2002 the amounts of the fees incurred by each Fund then in existence under the Management Agreements were as follows (with and without the fee limitations that were then in effect):

	Fiscal year ended		Fiscal year ended		Fiscal year ended
	August 31,		August 31,		August 31,
	2004		2003		2002
	With Fee	Without Fee	With Fee	Without Fee	With Fee	Without Fee
	Limitations	Limitations	Limitations	Limitations	Limitations	Limitations
Balanced Fund	$1,273,313	$1,273,313	$921,737	$921,737	$934,401	$934,401
Growth and Income Fund	4,518,567	4,518,567	2,865,328	2,865,328	3,157,958	3,157,958
CORE Large Cap Value Fund	1,879,530	1,879,530	1,202,179	1,202,179	1,465,423	1,465,423
CORE U.S. Equity Fund	4,834,401	5,275,594	4,328,669	4,637,859	5,976,125	6,402,991
CORE Large Cap Growth Fund	2,576,107	2,808,330	2,535,593	2,716,707	3,975,441	4,259,402
CORE Small Cap Equity Fund	2,558,067	2,558,067	1,807,072	1,807,072	1,296,632	1,296,632
CORE International Equity Fund	2,944,173	2,944,173	1,899,042	1,899,042	2,877,026	2,877,026
Capital Growth Fund	19,584,749	20,615,525	19,004,786	20,005,039	26,193,288	26,582,033
Strategic Growth Fund	3,135,807	3,135,807	2,162,009	2,162,009	2,060,862	2,060,862
Growth Opportunities Fund	9,551,981	9,551,981	6,302,365	6,302,365	7,279,582	7,279,582
Mid Cap Value Fund	10,033,176	10,033,176	6,185,373	6,185,373	4,504,604	4,504,604
Small Cap Value Fund	12,772,759	12,772,759	6,562,287	6,562,287	5,011,059	5,011,059
Large Cap Value Fund	3,061,786	3,061,786	2,348,231	2,348,231	2,126,126	2,126,126
International Equity Fund	4,847,216	4,847,216	6,585,560	6,585,560	11,728,718	11,728,718
European Equity Fund	313,839	313,839	350,669	350,669	657,359	657,359
Japanese Equity Fund	510,380	510,380	242,407	242,407	260,566	260,566
International Growth Opportunities Fund	861,735	940,075	800,713	873,506	1,749,872	1,788,390
Emerging Markets Equity Fund	1,052,689	1,052,689	1,077,206	1,077,206	1,261,749	1,261,749
Asia Growth Fund	601,008	601,008	343,992	343,992	400,913	400,913
Research Select Fund	2,819,156	2,819,156	3,126,562	3,126,562	5,906,851	5,906,851
Concentrated Growth Fund[1]	976,341	976,341	353,852	353,852	N/A	N/A

[1]	The Concentrated Growth Fund commenced operations on September 3, 2002.

     In addition to providing advisory services, under its Management Agreement, each Investment Adviser also: (i) supervises all non-advisory operations of each Fund that it advises; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of each Fund; (iii) arranges for at each Fund’s expense: (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains each Fund’s records; and (v) provides office space and all necessary office equipment and services.

Distributor and Transfer Agent

     Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor of shares of the Funds pursuant to a “best efforts” arrangement as provided by a distribution agreement with the Trust on behalf of each Fund. Shares of the Funds are offered and sold on a continuous basis by Goldman Sachs, acting as agent. Pursuant to the distribution agreement, after the Prospectuses and periodic reports have been prepared, set in type and mailed to shareholders, Goldman Sachs will pay for the printing and distribution of copies thereof used in connection with the offering to prospective investors. Goldman Sachs will also pay for other supplementary sales literature and advertising costs. Goldman Sachs may enter into sales agreements with certain investment dealers and other financial service firms (the “Authorized Dealers”) to solicit subscriptions for Class A, Class B and Class C Shares of the Funds. Goldman Sachs receives a portion of the sales charge imposed on the sale, in the case of Class A Shares, or redemption in the case of Class B and Class C Shares (and in certain cases, Class A Shares), of such Fund shares.

     Goldman Sachs retained approximately the following combined commissions on sales of Class A, Class B and Class C Shares during the following periods:

	Fiscal year ended	Fiscal year ended	Fiscal year ended
	August 31,	August 31,	August 31,
	2004	2003	2002
Balanced Fund	$184,800	$173,400	$61,200
Growth and Income Fund	878,400	578,000	153,800
CORE Large Cap Value Fund	21,200	20,800	33,970
CORE U.S. Equity Fund	95,700	182,800	99,970
CORE Large Cap Growth Fund	19,200	17,100	51,050
CORE Small Cap Equity Fund	30,900	29,800	82,240
CORE International Equity Fund	26,200	187,100	81,250
Capital Growth Fund	355,300	370,800	708,000
Strategic Growth Fund	21,000	330,300	316,000
Growth Opportunities Fund	256,800	387,700	1,646,200
Mid Cap Value Fund	655,200	564,800	1,251,000
Small Cap Value Fund	364,700	792,900	1,396,700
Large Cap Value Fund	66,000	550,000	1,463,300
International Equity Fund	50,900	286,000	601,000
European Equity Fund	9,100	43,000	49,000
Japanese Equity Fund	5,400	46,000	63,000
International Growth Opportunities Fund	31,600	5,000	73,000
Emerging Markets Equity Fund	10,500	21,000	15,000
Asia Growth Fund	11,000	42,000	12,000
Research Select Fund	6,300	12,300	35,800
Concentrated Growth Fund[1]	3,000	225,400	N/A

[1]	The Concentrated Growth Fund commenced operations on September 3, 2002.

     Goldman Sachs, 4900 Sears Tower, Chicago, IL 60606 serves as the Trust’s transfer agent. Under its transfer agency agreement with the Trust, Goldman Sachs has undertaken with the Trust to (i) record the issuance, transfer and redemption of shares, (ii) provide purchase and redemption confirmations and quarterly statements, as well as certain other statements, (iii) provide certain information to the Trust’s custodian and the relevant sub-custodian in connection with redemptions, (iv) provide dividend crediting and certain disbursing agent services, (v) maintain shareholder accounts, (vi) provide certain state Blue Sky and other information, (vii) provide shareholders and certain regulatory authorities with tax-related information, (viii) respond to shareholder inquiries, and (ix) render certain other miscellaneous services. For its transfer agency services, Goldman Sachs is entitled to receive a transfer agency fee equal, on an annualized basis, to 0.04% of average daily net assets with respect to each Fund’s Institutional and Service Shares and 0.19% of average daily net assets with respect to each Fund’s Class A, Class B and Class C Shares.

     As compensation for the services rendered to the Trust by Goldman Sachs as transfer agent and the assumption by Goldman Sachs of the expenses related thereto, Goldman Sachs received fees for the fiscal years ended August 31, 2004, August 31, 2003 and August 31, 2002 from each Fund then in existence as follows under the fee schedules then in effect:

	Class A, B and C	Class A, B and C	Class A, B and C
	Fiscal year ended	Fiscal year ended	Fiscal year ended
	August 31,	August 31,	August 31,
	2004	2003	2002
Balanced Fund	$368,033	$265,355	$268,777
Growth and Income Fund	1,216,080	763,412	814,989
CORE Large Cap Value Fund	245,201	186,116	226,944
CORE U.S. Equity Fund	1,051,678	908,887	1,203,226
CORE Large Cap Growth Fund	480,501	474,916	763,212
CORE Small Cap Equity Fund	268,148	189,789	157,699
CORE International Equity Fund	229,086	162,097	191,351
Capital Growth Fund	3,322,756	3,232,878	4,266,510
Strategic Growth Fund	373,075	272,036	272,915
Growth Opportunities Fund	1,343,978	919,202	1,132,758
Mid Cap Value Fund	1,713,500	986,036	577,648
Small Cap Value Fund	1,972,802	1,067,722	795,589
Large Cap Value Fund	547,951	438,116	406,963
International Equity Fund	708,012	791,486	1,564,745
European Equity Fund	51,689	59,717	112,262
Japanese Equity Fund	75,799	36,648	40,774
International Growth Opportunities Fund	81,429	70,235	173,594
Emerging Markets Equity Fund	69,305	41,898	56,200
Asia Growth Fund	88,087	54,887	69,789
Research Select Fund	530,240	586,985	1,102,291
Concentrated Growth Fund[1]	112,481	48,585	N/A

[1]	The Concentrated Growth Fund commenced operations on September 3, 2002.

		Institutional Shares			Service Shares
	Fiscal year	Fiscal year	Fiscal year	Fiscal year	Fiscal year	Fiscal period
	Ended	Ended	Ended	Ended	Ended	ended
	August 31,	August 31,	August 31,	August 31,	August 31,	August 31,
	2004	2003	2002	2004	2003	2002
Balanced Fund	$874	$853	$913	$3	$5	$4
Growth and Income Fund	1,629	1,652	6,951	557	1,363	1,927
CORE Large Cap Value Fund	73,520	40,851	49,880	161	112	37
CORE U.S. Equity Fund	56,439	53,362	85,228	3,520	2,646	2,954
CORE Large Cap Growth Fund	48,456	44,761	66,130	164	147	362
CORE Small Cap Equity Fund	43,726	33,490	26,358	20,202	11,593	1,460
CORE International Equity Fund	90,290	55,231	95,097	31	10	7
Capital Growth Fund	122,669	117,315	161,725	2,424	2,281	3,344
Strategic Growth Fund	46,825	29,209	24,978	65	0	1
Growth Opportunities Fund	98,732	58,388	52,567	405	190	141
Mid Cap Value Fund	171,222	121,515	118,485	3,144	785	150
Small Cap Value Fund	91,708	36,442	31,861	3,876	1,266	1,089
Large Cap Value Fund	47,905	33,003	27,716	32	1	1
International Equity Fund	44,455	95,221	137,696	379	1,573	2,033
European Equity Fund	1,662	1,454	2,660	9	0	0
Japanese Equity Fund	4,457	1,980	1,838	—	0	0
International Growth Opportunities Fund	14,152	14,318	23,059	41	13	8
Emerging Markets Equity Fund	20,305	27,050	30,224	195	36	3
Asia Growth Fund[1]	5,496	2,205	1,344	—	0	0
Research Select Fund	1,131	1,482	4,208	6	4	4
Concentrated Growth Fund[2]	15,372	3,925	N/A	1	0	N/A

[1]	Asia Growth Fund had not sold Service Shares as of August 31, 2004.

[2]	The Concentrated Growth Fund commenced operations on September 3, 2002.

     The Trust’s distribution and transfer agency agreements each provide that Goldman Sachs may render similar services to others so long as the services Goldman Sachs provides thereunder are not impaired thereby. Such agreements also provide that the Trust will indemnify Goldman Sachs against certain liabilities.

Expenses

     The Trust, on behalf of each Fund, is responsible for the payment of each Fund’s respective expenses. The expenses include, without limitation, the fees payable to the Investment Advisers, service fees and shareholder administration fees paid to Service Organizations, the fees and expenses of the Trust’s custodian and subcustodians, transfer agent fees and expenses, pricing service fees and expenses, brokerage fees and commissions, filing fees for the registration or qualification of the Trust’s shares under federal or state securities laws, expenses of the organization of the Funds, fees and expenses incurred by the Trust in connection with membership in investment company organizations including, but not limited to, the Investment Company Institute, taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal, tax and auditing fees and expenses (including the cost of legal and certain accounting services rendered by employees of Goldman Sachs and its affiliates with respect to the Trust), expenses of preparing and setting in type Prospectuses, Additional Statements, proxy material, reports and notices and the printing and distributing of the same to the Trust’s shareholders and regulatory authorities, any expenses assumed by a Fund pursuant to its Distribution and Service Plans, compensation and expenses of its “non-interested” Trustees, the fees and expenses of pricing services and extraordinary expenses, if any, incurred by the Trust. Except for fees and expenses under any service plan, shareholder administration plan or distribution and service plans applicable to a particular class and transfer agency fees and expenses, all Fund expenses are borne on a non-class specific basis.

     The imposition of the Investment Adviser’s fees, as well as other operating expenses, will have the effect of reducing the total return to investors. From time to time, the Investment Adviser may waive receipt of its fees and/or voluntarily assume certain expenses of a Fund, which would have the effect of lowering that Fund’s overall expense ratio and increasing total return to investors at the time such amounts are waived or assumed, as the case may be.

     As of the date of this Additional Statement, the Investment Advisers voluntarily have agreed to reduce or limit certain “Other Expenses” (excluding management fees, distribution and service fees, transfer agency fees, service fees, shareholder administration fees, taxes, interest, brokerage, and litigation, indemnification, shareholder meeting and other extraordinary expenses) for the following Funds to the extent such expenses exceed the following percentage (rounded) of each Fund’s average daily net assets:

Other
Expenses
Balanced Fund	0.064%
Growth and Income Fund	0.054%
CORE Large Cap Value Fund	0.064%
CORE U.S. Equity Fund	0.004%
CORE Large Cap Growth Fund	0.024%
CORE Small Cap Equity Fund	0.044%
CORE International Equity Fund	0.124%
Capital Growth Fund	0.004%
Strategic Growth Fund	0.004%
Growth Opportunities Fund	0.114%
Mid Cap Value Fund	0.104%

Other
Expenses
Small Cap Value Fund	0.064%
Large Cap Value Fund	0.064%
International Equity Fund	0.104%
European Equity Fund	0.104%
Japanese Equity Fund	0.114%
International Growth Opportunities Fund	0.104%
Emerging Markets Equity Fund	0.354%
Asia Growth Fund	0.164%
Research Select Fund	0.064%
Concentrated Growth Fund	0.044%

     Such reductions or limits, if any, are calculated monthly on a cumulative basis and may be discontinued or modified by the applicable Investment Adviser in its discretion at any time.

     Fees and expenses borne by the Funds relating to legal counsel, registering shares of a Fund, holding meetings and communicating with shareholders may include an allocable portion of the cost of maintaining an internal legal and compliance department. Each Fund may also bear an allocable portion of the Investment Adviser’s costs of performing certain accounting services not being provided by a Fund’s custodian.

Reimbursement

     For the fiscal years ended August 31, 2004, August 31, 2003 and August 31, 2002 the amounts of certain “Other Expenses” of each Fund then in existence that were reduced or otherwise limited were as follows under the expense limitations that were then in effect:

	Fiscal year ended	Fiscal year ended	Fiscal year ended
	August 31,	August 31,	August 31,
	2004	2003	2002
Balanced Fund	$287,367	$306,576	$315,611
Growth and Income Fund	142,997	160,638	108,239
CORE Large Cap Value Fund	156,524	221,513	214,898
CORE U.S. Equity Fund	403,502	391,793	413,696
CORE Large Cap Growth Fund	288,235	291,506	270,582
CORE Small Cap Equity Fund	301,381	372,347	367,985
CORE International Equity Fund	310,261	376,924	500,904
Capital Growth Fund	553,830	563,137	539,496
Strategic Growth Fund	339,519	356,953	363,397
Growth Opportunities Fund	—	0	0
Mid Cap Value Fund	—	0	0
Small Cap Value Fund	—	39,218	114,020
Large Cap Value Fund	133,359	137,967	170,804
International Equity Fund	345,331	481,257	694,829
European Equity Fund	289,672	374,526	477,189
Japanese Equity Fund	311,948	317,852	354,505
International Growth Opportunities Fund	373,233	470,108	460,590
Emerging Markets Equity Fund	133,073	151,451	323,390
Asia Growth Fund	363,918	498,002	519,246
Research Select Fund	173,277	192,736	195,354
Concentrated Growth Fund[1]	300,522	414,255	N/A

[1]	The Concentrated Growth Fund commenced operations on September 3, 2002.

Custodian and Sub-Custodians

     State Street, 225 Franklin Street, Boston, MA 02110, is the custodian of the Trust’s portfolio securities and cash. State Street also maintains the Trust’s accounting records. State Street may appoint domestic and foreign sub-custodians and use depositories from time to time to hold certain securities and other instruments purchased by the Trust in foreign countries and to hold cash and currencies for the Trust.

Independent Registered Public Accounting Firm

     PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, is the Funds’ independent registered public accounting firm. In addition to audit services, PricewaterhouseCoopers LLP prepares the Funds’ federal and state tax returns, and provides assistance on accounting, internal control and other matters.

POTENTIAL CONFLICTS OF INTEREST

General Categories of Conflicts Associated With the Funds

     The Goldman Sachs Group, Inc. is a worldwide, full-service investment banking, broker-dealer, asset management and financial services organization and a major participant in global financial markets. As such, it acts as an investor, investment banker, research provider, investment manager, financer, advisor, market maker, trader, prime broker, lender, agent and principal, and has other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the Funds directly and indirectly invest. As a result, The Goldman Sachs Group, Inc., the asset management division of Goldman Sachs, the Investment Advisers, and their affiliates, directors, partners, trustees, managers, members, officers and employees (collectively, for purposes of this “Potential Conflicts of Interest” section, “Goldman Sachs”), including those who may be involved in the management, sales, investment activities, business operations or distribution of the Funds, are engaged in businesses and have interests other than that of managing the Funds. These activities and interests include potential multiple advisory, transactional and financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the Funds and their service providers. These are considerations of which investors in the Funds should be aware, and which may cause conflicts that could disadvantage the Funds.

     Present and future activities of Goldman Sachs in addition to those described in this “Potential Conflicts of Interest” section may give rise to additional conflicts of interest.

Potential Conflicts Relating to Portfolio Decisions, the Sale of Fund Shares and the Allocation of Investment Opportunities

     Goldman Sachs’ Interests Have the Potential to Influence Portfolio Decisions

     As a result of the various activities and interests of Goldman Sachs as described in the first paragraph under “General Categories of Conflicts Associated with the Funds,” it is likely that the Funds will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. In addition, it is likely that the Funds invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. It is also likely that the Funds will undertake transactions in securities in which Goldman Sachs makes a market or otherwise has other direct or indirect interests. While the Investment Advisers will make decisions for the Funds in accordance with their obligations to manage the Funds appropriately, business relationships and the fees, compensation and other benefits to Goldman Sachs arising therefrom may, in certain cases, incentivize Investment Advisers to make certain portfolio decisions as opposed to others which might also be appropriate.

Goldman Sachs’ Financial and Other Interests and Relationships May Incentivize Goldman Sachs to Promote the Sale of Interests

     Goldman Sachs, and its sales personnel and other financial service providers, have interests in promoting sales of the Funds. With respect to Goldman Sachs and its personnel, the remuneration and profitability of activity relating to the Funds may be greater than the provision of other services and sales of other products that might be provided or offered. For example, Goldman Sachs and its sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Funds. Such fees and commissions may be higher than for other products or services, and the remuneration and profitability to Goldman Sachs and such personnel resulting from transactions on behalf of the Funds may be greater than the remuneration and profitability resulting from other products.

     Goldman Sachs may also have business relationships with, and purchase, or distribute or sell, services or products from or to, distributors, consultants and others who recommend the Funds, or who engage in transactions with or for the Funds. For example, Goldman Sachs regularly participates in industry and consultant sponsored conferences and may purchase educational, data related or other services from consultants or other third parties that it deems to be of value to its personnel and its business. The products and services purchased from consultants may include, but are not limited to, those that help Goldman Sachs understand the consultants’ points of view on the investment management process. Consultants and other third parties that provide consulting or other services to potential investors in the Funds may receive fees from Goldman Sachs or the Funds in connection with the distribution of shares in the Funds or other Goldman Sachs products. In addition, Goldman Sachs personnel, including employees of the Investment Advisers, may have board, advisory, brokerage or other relationships with issuers, distributors, consultants and others that may have investments in the Funds or that may recommend investments in the Funds or distribute the Funds. As a result, those persons and institutions may have conflicts associated with their promotion of the Funds or other dealings with the Funds that would create incentives for them to promote the Funds or raise other conflicts.

Potential Conflicts Relating to the Allocation of Investment Opportunities Among the Funds and Other Goldman Sachs Accounts

     Goldman Sachs, including the Investment Advisers, currently manages or advises, or may in the future manage or advise, accounts or funds, including accounts or funds that may provide greater fees or other compensation, including performance-based fees, to Goldman Sachs or the Investment Advisers or in which Goldman Sachs or its personnel, including personnel of the Investment Advisers, have an interest (collectively, the “Client/GS Accounts”), that have investment objectives that are similar to those of the Funds. The advice to those Client/GS Accounts may compete or conflict with the advice given to the Funds, or may involve a different timing or nature of action taken than with respect to the Funds. For example, the Funds may compete with Client/GS Accounts for investment opportunities.

     Client/GS Accounts may wish to invest in securities or other instruments in which a Fund invests or that would be an appropriate investment for a Fund. In determining the allocation of such opportunities among the Funds and Client/GS Accounts, a number of factors may be considered by the Investment Advisers that may include, without limitation, the relative sizes of the applicable accounts and their expected future sizes, the nature of the investment opportunities, and the investment objectives and guidelines, risk tolerance, availability of other investment opportunities, and available cash for investment of the Funds and such Client/GS Accounts.

     Allocation of investment opportunities among the Funds and other Client/GS Accounts will be made by the Investment Advisers in a manner that they consider, in their sole discretion, to be reasonable and equitable over time. Allocation among accounts in any particular circumstance may be more or less advantageous to any one account. The Investment Advisers may determine that an investment opportunity or particular purchases or sales are appropriate for one or more Client/GS Accounts or for itself or an affiliate, but not for the Funds, or are appropriate for, or available to, the Funds but in different sizes, terms or timing than are appropriate for others. Therefore, the amount, timing, structuring or terms of an investment by the Funds may differ from, and performance may be lower than, investments and performance of other Client/GS Accounts. Although allocating investment opportunities among the Funds and other Client/GS Accounts may create potential conflicts of interest because of the interest of Goldman Sachs or its personnel in such other Client/GS Accounts or because Goldman Sachs may receive greater fees or compensation from such Client/GS Accounts, the Investment Advisers will not make allocation decisions based on such interests or such greater fees or compensation.

Other Potential Conflicts Relating to the Management of the Funds by the Investment Advisers

     Potential Restrictions and Issues Relating to Information Held by Goldman Sachs

     Subject to applicable law, in connection with their management of the Funds, the Investment Advisers may utilize investment policy advisors or committees which may include personnel of Goldman Sachs or of unaffiliated firms. The performance by such persons of obligations related to their consultation with personnel of the Investment Advisers could conflict with their areas of primary responsibility within Goldman Sachs or elsewhere. In connection with their activities with the Investment Advisers, such persons may receive information regarding the Investment Advisers’ proposed investment activities of the Funds that is not generally available to the public. There will be no obligation on the part of such persons to make available for use by the Funds any information or strategies known to them or developed in connection with their own client, proprietary or other activities. In addition, Goldman Sachs will be under no obligation to make available any research or analysis prior to its public dissemination.

     The Investment Advisers may from time to time have access to certain fundamental analysis and proprietary technical models developed by Goldman Sachs and its personnel, although Goldman Sachs has no obligation to make such analysis and models available to the Investment Advisers. The Investment Advisers are not obligated to use such analysis or models, nor are they obligated to effect transactions on behalf of the Funds in accordance therewith.

     In addition, Goldman Sachs has no obligation to seek information or to make available to or share with the Funds any information, investment strategies, opportunities or ideas known to Goldman Sachs personnel or developed or used in connection with other clients or activities. Goldman Sachs and certain of its personnel, including the Investment Advisers’ personnel or other Goldman Sachs personnel advising or otherwise providing services to the Funds, may be in possession of information not available to all Goldman Sachs personnel, and such personnel may act on the basis of such information in ways that have adverse effects on the Funds.

     From time to time, Goldman Sachs may come into possession of material, non-public information or other information that could limit the ability of the Funds to buy and sell investments. The investment flexibility of the Funds may be constrained as a consequence.

Potential Conflicts Relating to Goldman Sachs’ and the Investment Advisers’ Proprietary Activities and Activities On Behalf of Other Accounts

     The results of the investment activities of the Funds may differ significantly from the results achieved by Goldman Sachs for its proprietary accounts and from the results achieved by Goldman Sachs for other Client/GS Accounts. Goldman Sachs may give advice, and take action, with respect to any current or future Client/GS Account or proprietary or other account that may compete or conflict with the advice the Investment Advisers may give to the Funds, or may involve a different timing or nature of action than with respect to the Funds.

     Transactions undertaken by Goldman Sachs or Client/GS Accounts may adversely impact the Funds. Goldman Sachs and one or more Client/GS Accounts may buy or sell positions while the Funds are undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the Funds. For example, a Fund may buy a security and Goldman Sachs or Client/GS Accounts may establish a short position in that same security. That subsequent short sale may result in impairment of the price of the security which the Fund holds. Conversely, the Fund may establish a short position in a security and the Goldman Sachs or other Client/GS Accounts may buy that same security. That subsequent purchase may result in an increase of the price of the underlying position in the short sale exposure of the Fund.

     In addition, transactions in investments by one or more Client/GS Accounts or the Investment Advisers may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly, but not limited to, in small capitalization, emerging market or less liquid strategies. This may occur when portfolio decisions regarding a Fund are based on research or other information that is also used to support portfolio decisions for other Client/GS Accounts managed by personnel of the Investment Adviser that manages such Fund, which could impact the timing and manner in which the portfolio decisions for the Fund and other Client/GS Accounts are implemented. When an Investment Adviser or a Client/GS Account implements a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies for a Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such portfolio decisions or strategies could be increased or the Fund could otherwise be disadvantaged. The Investment Advisers may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences to the Client/GS Accounts as well as the Funds, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

     Conflicts may also arise because portfolio decisions regarding a Fund may benefit other Client/GS Accounts. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) Goldman Sachs or another Client/GS Account, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) Goldman Sachs or another Client/GS Account.

     The directors, officers and employees of Goldman Sachs, including the Investment Advisers, may buy and sell securities or other investments for their own accounts (including through funds managed by Goldman Sachs, including the Investment Advisers). As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees that are the same, different from or made at different times than positions taken for the Funds. To reduce the possibility that the Funds will be materially adversely affected by the personal trading described above, each of the Funds and Goldman Sachs, as the Funds’ Investment Advisers and distributor, has adopted a code of ethics (collectively, the “Codes of Ethics”) in compliance with Section 17(j) of the Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Funds’ portfolio transactions. The Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Codes of Ethics are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies may also be obtained after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, DC 20549-0102, or by electronic request to publicinfo@sec.gov.

     Subject to applicable law, clients of Goldman Sachs (including Client/GS Accounts) may have, as a result of receiving client reports or otherwise, access to information regarding Goldman Sachs’ transactions (and, with respect to clients of an Investment Adviser, transactions of such Investment Adviser) or views which may affect their transactions outside of accounts controlled by the Investment Advisers’ personnel and as a result negatively impact the performance of the Funds. The Funds may also be adversely affected by cash flows and market movements arising from purchase and sales transactions, as well as increases in capital invested in, and redemptions from the Funds, by other Client/GS Accounts.

     The Investment Advisers’ management of the Funds may benefit Goldman Sachs. For example, the Funds may, subject to applicable law, invest directly or indirectly in the securities of companies affiliated with Goldman Sachs or in which Goldman Sachs has an equity, debt or other interest. Subject to applicable law, the Funds may engage in investment transactions which may result in Goldman Sachs or other Client/GS Accounts being relieved of obligations or otherwise divesting of investments. The purchase, holding and sale of investments by the Funds may enhance the profitability of Goldman Sachs’ or other Client/GS Accounts’ own investments in and its activities with respect to such companies.

     Goldman Sachs and its clients may pursue or enforce rights with respect to an issuer in which a Fund has invested, and those activities may have an adverse effect on the Funds. As a result, prices, availability, liquidity and terms of Fund investments may be negatively impacted by the activities of Goldman Sachs or its clients, and transactions for the Funds may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

     Goldman Sachs may create, write, sell or issue, or act as placement agent or distributor of, derivative instruments with respect to the Funds or with respect to which the underlying securities, currencies or instruments may be those in which the Funds invest, or which may be otherwise based on the performance of the Funds. The structure or other characteristics of the derivative instruments may have an adverse effect on the Funds. For example, the derivative instruments could represent leveraged investments in the Funds, and the leveraged characteristics of such investments could make it more likely, due to events of default or otherwise, that there would be significant redemptions of interests from the Funds more quickly than might otherwise be the case. Goldman Sachs, acting in commercial capacities in connection with such derivative instruments, may in fact cause such a redemption. This may have an adverse effect on the investment management, flexibility, and diversification strategies of the Funds and on the amount of fees, expenses and other costs incurred directly or indirectly for the account of the Funds. Similarly, Goldman Sachs (including its personnel or Client/GS Accounts) may also invest in the Funds, hedge its derivative positions by buying or selling shares of the Funds, and reserves the right to redeem some or all of its investments at any time. These investments and redemptions will be made without notice to the shareholders and could result in early redemptions that could have similarly adverse effects on the Funds.

     Potential Conflicts in Connection With Investments in Goldman Sachs Money Market Funds

     To the extent permitted by applicable law, a Fund may invest all or some of its short term cash investments in any money market fund advised or managed by Goldman Sachs. In connection with any such investments, the Funds will pay all fees pertaining to the investments and no portion of any advisory, administrative or 12b-1 fees will be offset against fees payable in accordance with any such investments (i.e., there could be “double fees” involved in making any such investment, which would not arise in connection with a direct investment). In such circumstances, as well as in all other circumstances in which Goldman Sachs receives any fees or other compensation in any form relating to the provision of services, no accounting or repayment to the Funds will be required.

     Goldman Sachs May In-Source or Outsource

     Subject to applicable law, Goldman Sachs, including the Investment Advisers, may from time to time and without notice to investors in-source or outsource certain processes or functions in connection with a variety of services that it provides to the Funds in its administrative or other capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.

Potential Conflicts That May Arise When Goldman Sachs Acts in a Capacity Other Than Investment Adviser to the Funds

     Subject to applicable law, the Funds may engage in transactions with accounts which are affiliated with the Funds because they are advised by Goldman Sachs or because they have common officers, directors or managers. Such transactions would be made in circumstances where an Investment Adviser has determined that it would be appropriate for the Fund that it manages to purchase and Goldman Sachs or another client of Goldman Sachs to sell, or the Fund to sell and Goldman Sachs or another client of Goldman Sachs to purchase, the same security or instrument on the same day. Subject to applicable law, the Funds may also enter into cross transactions in which Goldman Sachs acts on behalf of a Fund and for the other party to the transaction. Goldman Sachs may have a potentially conflicting division of loyalties and responsibilities to both parties to a cross transaction. For example, Goldman Sachs and its personnel may receive compensation or other payments from, or have different interests in, the Fund and the other party to the transaction.

     To the extent permitted by applicable law, Goldman Sachs may act as broker, dealer, agent, lender or advisor or in other commercial capacities for the Funds. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by Goldman Sachs will be in its view commercially reasonable, although Goldman Sachs, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to Goldman Sachs and such sales personnel. The Funds may, to the extent permitted by applicable law, borrow funds from Goldman Sachs at rates and on other terms arranged with Goldman Sachs.

     Subject to applicable law, Goldman Sachs (and its personnel and other distributors) will be entitled to retain fees and other amounts that it receives in connection with its service to the Funds as broker, dealer, agent, lender, advisor or in other commercial capacities, no accounting to the Funds or the shareholders will be required, and no fees or other compensation payable by the Funds or the shareholders will be reduced by reason of receipt by Goldman Sachs of any such fees or other amounts.

     When Goldman Sachs acts as broker, dealer, agent, lender or advisor or in other commercial capacities in relation to the Funds, Goldman Sachs may take commercial steps in its own interests, which may have an adverse effect on the Funds. For example, in connection with prime brokerage or lending arrangements involving the Funds, Goldman Sachs may require repayment of all or part of a loan at any time or from time to time.

     The Funds will be required to establish business relationships with their counterparties based on their own credit standing. Goldman Sachs, including the Investment Advisers, will not have any obligation to allow its credit to be used in connection with the Funds’ establishment of their business relationships, nor is it expected that the Funds’ counterparties will rely on the credit of Goldman Sachs in evaluating the Funds’ creditworthiness.

Potential Conflicts in Connection with Brokerage Transactions and Proxy Voting

     Purchases and sales of securities for a Fund may be bunched or aggregated with orders for other Client/GS Accounts. An Investment Adviser, however, is not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if it determines that bunching or aggregating would be inconsistent with its investment management duties or with client direction. Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged and the Fund will be charged or credited with the average price. Thus, the effect of aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

     An Investment Adviser and a Fund managed by it may from time to time receive research products and services in connection with the brokerage services that brokers (including, without limitation, affiliated entities) may provide to such Fund or one or more Client/GS Accounts managed by such Investment Adviser. Such products and services may disproportionately benefit other Client/GS Accounts relative to the Fund based on the amount of brokerage commissions paid by the Fund and such other Client/GS Accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other Client/GS Accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Funds and to such other Client/GS Accounts.

     The Investment Advisers have adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions they make on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with the Investment Advisers’ fiduciary obligations to their clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of an Investment Adviser may have the effect of favoring the interests of other clients or businesses of the Investment Adviser and/or its affiliates, and of Goldman Sachs. For a more detailed discussion of these policies and procedures, see the section of this Additional Statement entitled “Proxy Voting.”

Potential Regulatory Restrictions on Investment Adviser Activity

     From time to time, the activities of a Fund may be restricted because of regulatory requirements applicable to Goldman Sachs and/or its internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by Goldman Sachs would not be subject to some of those considerations. There may be periods when an Investment Adviser may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice in certain securities or instruments issued by or related to companies for which Goldman Sachs is performing investment banking, market making or other services or has proprietary positions. For example, when Goldman Sachs is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Funds may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if Goldman Sachs personnel serve as directors of companies the securities of which the Funds wish to purchase or sell. However, if permitted by applicable law, the Funds may purchase investments that are issued, or the subject of an underwriting, distribution, or advisory assignment by Goldman Sachs, or in cases in which Goldman Sachs-related personnel are directors or officers of the issuer.

     The investment activities of Goldman Sachs for its proprietary accounts and for other accounts may also limit the investment strategies and rights of the Funds. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there are limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause Goldman Sachs or the Funds to suffer disadvantages or business restrictions. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of the Investment Advisers to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, the Investment Advisers may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when the Investment Advisers, in their sole discretion, deem it appropriate in light of potential regulatory restrictions on ownership or other impairments resulting in the reaching of investment thresholds.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Investment Advisers are responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Increasingly, securities traded over-the-counter also involve the payment of negotiated brokerage commissions. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs.

     In the over-the-counter market, most securities have historically traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     In placing orders for portfolio securities of a Fund, the Investment Advisers are generally required to give primary consideration to obtaining the most favorable execution and net price available. This means that an Investment Adviser will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. As permitted by Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”), the Fund may pay a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. Such practice is subject to a good faith determination that such commission is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. While the Investment Advisers generally seek reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Investment Advisers will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of a Fund, the Investment Advisers and their affiliates, or their other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include research reports on particular industries and companies; economic surveys and analyses; recommendations as to specific securities; research products including quotation equipment and computer related programs; advice concerning the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; services relating to effecting securities transactions and functions incidental thereto (such as clearance and settlement); and other lawful and appropriate assistance to the Investment Advisers in the performance of their decision-making responsibilities.

     Such services are used by the Investment Advisers in connection with all of their investment activities, and some of such services obtained in connection with the execution of transactions for a Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets may be larger than those of a Fund’s, and the services furnished by such brokers may be used by the Investment Advisers in providing management services for the Trust. On occasion, a broker-dealer might furnish an Investment Adviser with a service which has a mixed use (i.e., the service is used both for investment and brokerage activities and for other activities). Where this occurs, an Investment Adviser will reasonably allocate the cost of the service, so that the portion or specific component which assists in investment and brokerage activities is obtained using portfolio commissions from the Funds or other managed accounts, and the portion or specific component which provides other assistance (for example, administrative or non-research assistance) is paid for by an Investment Adviser from its own funds.

     On occasions when an Investment Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as its other customers (including any other fund or other investment company or advisory account for which such Investment Adviser acts as investment adviser or sub-investment adviser), the Investment Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution under the circumstances. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to such Fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for a Fund.

     Commission rates in the U.S. are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Trustees.

     Beginning January 1, 2005, certain Funds may participate in a commission recapture program. Under the program, participating broker-dealers will rebate a percentage of commissions earned as Fund portfolio transactions to the particular Fund from which they were generated. The rebated commissions are expected to be treated as realized capital gains of the Funds.

     Subject to the above considerations, the Investment Advisers may use Goldman Sachs as a broker for a Fund. In order for Goldman Sachs to effect any portfolio transactions for each Fund, the commissions, fees or other remuneration received by Goldman Sachs must be reasonable. This standard would allow Goldman Sachs to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm’s-length transaction. Furthermore, the Trustees, including a majority of the Trustees who are not “interested” Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Goldman Sachs are consistent with the foregoing standard. Brokerage transactions with Goldman Sachs are also subject to such fiduciary standards as may be imposed upon Goldman Sachs by applicable law.

     For the fiscal years ended August 31, 2004, August 31, 2003 and August 31, 2002, each Fund in existence paid brokerage commissions as follows. The amount of brokerage commissions paid by a Fund may vary substantially from year to year because of differences in shareholder purchase and redemption activity, portfolio turnover rates and other factors.

						Amount of
						Transactions
		Total Brokerage		Total Amount of		Effected through	Total Brokerage
	Total Brokerage	Commissions Paid to		Transactions on which		Brokers Providing	Commissions Paid
	Commissions Paid	Goldman Sachs[1]		Commissions Paid [1]		Research	for Research
Fiscal Year Ended August 31, 2004

Balanced Fund	$155,324	$8,651	(6%)[2]	$132,306,039	(3%)[3]	$7,105,766	$9,210
Growth and Income Fund	1,034,426	82,904	(8%)[2]	822,891,462	(5%)[3]	84,764,428	125,237
CORE Large Cap Value Fund	34,264	5,798	(17%)[2]	102,908,831	(25%)[3]	—	—
CORE U.S. Equity Fund	32,549	89	(0%)[2]	82,190,074	(0%)[3]	—	—
CORE Large Cap Growth Fund	53,956	3,634	(7%)[2]	136,230,491	(14%)[3]	—	—
CORE Small Cap Equity Fund	80,983	2,829	(3%)[2]	142,225,115	(6%)[3]	—	—
CORE International Equity Fund	35,554	—	(0%)[2]	55,940,072	(0%)[3]	—	—
Capital Growth Fund	2,262,421	—	(0%)[2]	2,068,192,305	(0%)[3]	247,186,913	302,027
Strategic Growth Fund	252,199	—	(0%)[2]	174,317,936	(0%)[3]	21,855,453	36,620
Growth Opportunities Fund	1,774,851	8,166	(0%)[2]	1,123,306,282	(0%)[3]	115,549,403	185,899
Mid Cap Value Fund	3,312,046	98,319	(3%)[2]	2,244,983,127	(3%)[3]	94,540,383	171,779
Small Cap Value Fund	3,129,487	94,109	(3%)[2]	1,711,677,310	(2%)[3]	14,334,638	52,616
Large Cap Value Fund	896,603	92,085	(10%)[2]	610,054,482	(6%)[3]	36,954,294	65,380
International Equity Fund	1,259,293	17,358	(1%)[2]	861,046,247	(1%)[3]	99,749,843	141,551
European Equity Fund	49,574	—	(0%)[2]	44,424,376	(0%)[3]	903,435	1,405
Japanese Equity Fund	148,955	1,395	(1%)[2]	82,147,467	(1%)[3]	—	—
International Growth Opportunities Fund	279,842	18,602	(7%)[2]	140,655,258	(3%)[3]	2,092,871	2,846
Emerging Markets Equity Fund	552,286	4,157	(1%)[2]	281,492,515	(0%)[3]	—	0
Asia Growth Fund	334,438	9,531	(3%)[2]	140,180,931	(2%)[3]	1,915,582	7,094
Research Select Fund	462,285	23,870	(5%)[2]	313,037,190	(2%)[3]	—	—
Concentrated Growth Fund	130,387	7,170	(5%)[2]	82,126,595	(5%)[3]	11,424,892	18,698

[1]	The figures in the table report brokerage commissions only from securities transactions. For the year ended August 31, 2004, Goldman Sachs earned approximately $23,000, $83,000, $11,000, $5,000, $7,000, $10,000, $29,000, $0, $0, $8,000, $98,000, $94,000, $92,000, $67,000, $2,000, $6,000, $20,000, $8,000, $10,000, $24,000 and $7,000 in brokerage commissions from portfolio transactions, including futures transactions, executed on behalf of the Balanced, Growth and Income, CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity, Capital Growth, Strategic Growth, Growth Opportunities, Mid Cap Value, Small Cap Value, Large Cap Value, International Equity, European Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity, Asia Growth, Research Select and Concentrated Growth Funds, respectively.

[2]	Percentage of total commissions paid to Goldman Sachs.

[3]	Percentage of total amount of transactions involving the payment of commissions effected through Goldman Sachs.

		Total Brokerage	Total Amount of
	Total Brokerage	Commissions Paid to	Transactions on which
	Commissions Paid	Goldman Sachs[1]	Commissions Paid [1]
Fiscal Year Ended August 31, 2003

Balanced Fund	$151,614	$1,392	$96,283,123
Growth and Income Fund	829,406	3,723	511,293,053
CORE Large Cap Value Fund	60,717	31,986	95,432,873
CORE U.S. Equity Fund	23,204	—	63,305,128
CORE Large Cap Growth Fund	96,165	—	145,350,971
CORE Small Cap Equity Fund	82,269	8,772	72,823,996
CORE International Equity Fund	47,618	—	79,413,411
Capital Growth Fund	1,371,339	13,535	830,235,312
Strategic Growth Fund	158,358	—	100,091,154
Growth Opportunities Fund	1,712,135	22,100	822,480,438
Mid Cap Value Fund	2,461,470	28,245	1,429,263,240
Small Cap Value Fund	2,478,488	66,449	836,267,483
Large Cap Value Fund	751,071	5,675	475,727,982
International Equity Fund	1,053,735	3,332	824,284,490
European Equity Fund	83,233	—	94,234,549
Japanese Equity Fund	65,699	555	38,273,389
International Growth Opportunities Fund	306,873	6,083	155,599,357
Emerging Markets Equity Fund	400,365	15,267	143,327,492
Asia Growth Fund	217,830	16,270	152,591,401
Research Select Fund	1,335,336	851,409	833,602,229
Concentrated Growth Fund[4]	155,720	5,353	83,006,291

[1]	The figures in the table report brokerage commissions only from securities transactions. For the year ended August 31, 2003, Goldman Sachs earned approximately $21,000, $4,000, $38,000, $7,000, $5,000, $14,000, $86,000, $14,000, $0, $22,000, $28,000, $66,000, $6,000, $211,000, $13,000, $4,000, $25,000, $22,000, $16,000, $852,000 and $5,000 in brokerage commissions from portfolio transactions, including futures transactions, executed on behalf of the Balanced, Growth and Income, CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity, Capital Growth, Strategic Growth, Growth Opportunities, Mid Cap Value, Small Cap Value, Large Cap Value, International Equity, European Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity, Asia Growth, Research Select and Concentrated Growth Funds, respectively.

[2]	The Concentrated Growth Fund commenced operations on September 3, 2002.

		Total Brokerage	Total Amount of
	Total Brokerage	Commissions Paid to	Transactions on which
	Commissions Paid	Goldman Sachs[1]	Commissions Paid [1]
Fiscal Year Ended August 31, 2002

Balanced Fund	$115,062	$2,774	$399,148,444
Growth and Income Fund	1,437,592	25,646	859,682,622
CORE Large Cap Value Fund	137,652	—	479,028,359
CORE U.S. Equity Fund	115,375	—	1,391,127,751
CORE Large Cap Growth Fund	297,009	—	1,089,164,474
CORE Small Cap Equity Fund	202,125	—	364,479,817
CORE International Equity Fund	39,654	—	596,277,654
Capital Growth Fund	1,367,154	7,974	742,469,833
Strategic Growth Fund	367,831	—	225,646,303
Growth Opportunities Fund	2,169,493	99,655	1,068,051,291
Mid Cap Value Fund	2,254,221	60,043	1,423,280,160
Small Cap Value Fund	2,422,977	4,837	968,265,713
Large Cap Value Fund	1,157,055	25,232	658,283,923
International Equity Fund	4,813,345	16,842	3,016,030,104
European Equity Fund	168,998	—	162,789,269
Japanese Equity Fund	82,525	5,207	53,627,772
International Growth Opportunities Fund	588,276	19,522	273,391,416
Emerging Markets Equity Fund	630,715	46,250	226,690,715
Asia Growth Fund	348,214	16,400	127,820,914
Research Select Fund	1,219,843	791,523	1,506,448,251
Concentrated Growth Fund[2]	N/A	N/A	N/A

[1]	The figures in the table report brokerage commissions only from securities transactions. For the year ended August 31, 2002, Goldman Sachs earned approximately $21,000, $26,000, $2,000, $4,000, $4,000, $2,000, $40,000, $8,000, $0, $100,000, $60,000, $12,000, $25,000, $82,000, $14,000, $6,000, $25,000, $56,000, $16,000 and $796,000 in brokerage commissions from portfolio transactions, including futures transactions, executed on behalf of the Balanced, Growth and Income, CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity, Capital Growth, Strategic Growth, Growth Opportunities, Mid Cap Value, Small Cap Value, Large Cap Value, International Equity, European Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity, Asia Growth and Research Select Funds, respectively.

[2]	The Concentrated Growth Fund commenced operations on September 3, 2002.

During the fiscal year ended August 31, 2004, the Funds’ regular broker-dealers, as defined in Rule 10b-1 under the Act, were Merrill Lynch & Co., Goldman Sachs & Co., Wit SoundView, Spear, Leeds Kellogg, UBS Warburg Dillon Reed AG, Credit Suisse First Boston, Citigroup Salomon Smith Barney, Lehman Brothers Inc., Morgan Stanley, J.P. Morgan Chase & Co., Deutsche Bank Securities, Inc., and Bear Stearns & Co.

As of August 31, 2004, the Funds held the following amounts of securities of their regular broker-dealers, as defined in Rule 10b-1 under the Act, or their parents ($ in thousands).

Fund	Broker/Dealer	Amount
Balanced Fund	JP Morgan Chase & Co.	2,255
	Merrill Lynch & Co., Inc.	860
	Morgan Stanley	259
	Bank Of America Corp.	2,712
	JP Morgan Chase & Co.	96
	Bear Stearns & Co.	739
	Lehman Brothers Inc.	139
	Bear Stearns & Co.	1,052
	Citigroup	1,000
	JP Morgan Chase & Co.	96

Growth and Income Fund	Merrill Lynch	7,872
	Banc of America Securities LLC	34,321
	Citigroup	29,213
	J.P. Morgan Chase & Co.	24,938

CORE Large Cap Value Fund	Citigroup	8,617
	JP Morgan	2,763

CORE U.S. Equity Fund	Citigroup, Inc.	6,576

CORE Large Cap Growth Fund	Citigroup	3,310

CORE Small Cap Equity Fund	None	—

CORE International Equity Fund	Deutsche	1,819

Capital Growth Fund	Citigroup	11,598
	J.P. Morgan Chase & Co.	10,355
	Morgan Stanley	9,375
	Merrill Lynch	8,907

Strategic Growth Fund	None	—

Growth Opportunities Fund	None	—

Mid Cap Value Fund	The Bear Stearns Co. Inc.	17,310

Small Cap Value Fund	None	—

Large Cap Value Fund	Merrill Lynch	5,913
	J.P. Morgan Chase & Co.	17,916
	Citigroup	19,505

International Equity Fund	Deutsche Bank Securities Inc.	9,882
	Credit Suisse First Boston	7,075

European Equity Fund	Credit Suisse First Boston	642
	Deutsche Bank Securities Inc.	407

Japanese Equity Fund	None	—

Fund	Broker/Dealer	Amount
International Growth Opportunities Fund	None	—

Emerging Markets Equity Fund	None	—

Asia Growth Fund	None	—

Research Select Fund	J.P. Morgan Chase & Co.	5,693

Concentrated Growth	None	—

NET ASSET VALUE

     In accordance with procedures adopted by the Trustees, the net value per share of each class of each Fund is calculated by determining the value of the net assets attributed to each class of that Fund and dividing by the number of outstanding shares of that class. All securities are valued on each Business Day as of the close of regular trading on the New York Stock Exchange (normally, but not always, 4:00 p.m. New York time) or such later time as the New York Stock Exchange or NASDAQ market may officially close. The term “Business Day” means any day the New York Stock Exchange is open for trading, which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas (observed).

     The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York Time. The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were initially processed at a net asset value other than the Fund’s official closing net asset value that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders based on the official closing net asset value. The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, each Fund may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

     Portfolio securities of a Fund for which accurate market quotations are available are valued as follows: (i) securities listed on any U.S. or foreign stock exchange or on the National Association of Securities Dealers Automated Quotations System (“NASDAQ”) will be valued at the last sale price or the official closing price on the exchange or system in which they are principally traded on the valuation date. If there is no sale on the valuation day, securities traded will be valued at the closing bid price, or if a closing bid price is not available, at either the exchange or system-defined close price on the exchange or system in which such securities are principally traded. If the relevant exchange or system has not closed by the above-mentioned time for determining a Fund’s net asset value, the securities will be valued at the last sale price or official closing price, or if not available at the bid price at the time the net asset value is determined; (ii) over-the-counter securities not quoted on NASDAQ will be valued at the last sale price on the valuation day or, if no sale occurs, at the last bid price at the time net asset value is determined; (iii) equity securities for which no prices are obtained under sections (i) or (ii) including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate, will be valued at their fair value in accordance with procedures approved by the Board of Trustees; (iv) fixed-income securities with a remaining maturity of 60 days or more for which accurate market quotations are readily available will normally be valued according to dealer-

supplied bid quotations or bid quotations from a recognized pricing service (e.g., Interactive Data Corp., Merrill Lynch, J.J. Kenny, Muller Data Corp., Bloomberg, EJV, Reuters or Standard & Poor’s); (v) fixed-income securities for which accurate market quotations are not readily available are valued by the Investment Advisers based on valuation models that take into account spread and daily yield changes on government securities in the appropriate market (i.e., matrix pricing); (vi) debt securities with a remaining maturity of 60 days or less are valued by the Investment Adviser at amortized cost, which the Trustees have determined to approximate fair value; and (vii) all other instruments, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate, will be valued in accordance with the valuation procedures approved by the Board of Trustees.

     The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at current exchange rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Board of Trustees.

     Generally, trading in securities on European, Asian and Far Eastern securities exchanges and on over-the-counter markets in these regions is substantially completed at various times prior to the close of business on each Business Day in New York (i.e., a day on which the New York Stock Exchange is open for trading). In addition, European, Asian or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days in New York. Furthermore, trading takes place in various foreign markets on days which are not Business Days in New York and days on which the Funds’ net asset values are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. For Funds that invest a significant portion of assets in foreign equity securities, “Fair value” prices are provided by an independent fair value service. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. If the independent fair value service does not provide a fair value for a particular security or if the value does not meet the established criteria for the Funds, the most recent closing price for such a security on its principal exchange will generally be its fair value on such date.

     The proceeds received by each Fund and each other series of the Trust from the issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund or particular series and constitute the underlying assets of that Fund or series. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses of the Trust with respect to the Funds and the other series of the Trust are generally allocated in proportion to the net asset values of the respective Funds or series except where allocations of expenses can otherwise be fairly made.

PERFORMANCE INFORMATION

     Each Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports or sales literature. Average annual total return and yield are computed pursuant to formulas specified by the SEC.

     Thirty-day yield is derived by dividing net investment income earned during the period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the maximum public offering price per share on the last day of such period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized by assuming that yield is realized each month for twelve months and is reinvested every six months. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.

     Distribution rate for a specified period is calculated by annualizing distributions of net investment income for such period and dividing this amount by the net asset value per share or maximum public offering price on the last day of the period.

     Year-by-year total return and cumulative total return for a specified period are each derived by calculating the percentage rate required to make a $1,000 investment (made at the maximum public offering price with all distributions reinvested) at the beginning of such period equal to the actual total value of such investment at the end of such period.

     Average annual total return (Before Taxes) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

     Average annual total return (After Taxes on Distributions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

     Average annual total return (After Taxes on Distributions and Redemptions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term). When the return after taxes on distributions and redemption of shares is higher than returns after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of shares, capital loss is recorded as a tax benefit which increases returns.

     Total return calculations for Class A Shares reflect the effect of paying the maximum initial sales charge. Investment at a lower sales charge would result in higher performance figures. Total return calculations for Class B and Class C Shares reflect deduction of the applicable contingent deferred sales charge (“CDSC”) imposed upon redemption of Class B and Class C Shares held for the applicable period. Each Fund may also from time to time advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules. In addition, each Fund may furnish total return calculations based on investments at various sales charge levels or at net asset value. An after-tax total return for a Fund may be calculated by taking its total return and subtracting applicable federal taxes from the portions of a Fund’s total return attributable to capital gain and ordinary income distributions. This after-tax total return may be compared to that of other mutual funds with similar investment objectives as reported by independent sources. Any performance information which is based on a Fund’s net asset value per Share would be reduced if any applicable sales charge were taken into account. In addition to the above, each Fund may from time to time advertise its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and investments for which reliable performance information is available. The Funds’ performance quotations do not reflect any fees charged by an Authorized Dealer, Service Organization or other financial intermediary to its customer accounts in connection with investments in the Funds.

     Each Fund’s performance will fluctuate, unlike bank deposits or other investments which pay a fixed yield for a stated period of time. Past performance is not necessarily indicative of future return. Actual performance will depend on such variables as portfolio quality, the type of portfolio instruments acquired, portfolio expenses and other factors. Performance is one basis investors may use to analyze a Fund as compared to other funds and other investment vehicles. However, the performance of other funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing net asset value and determining performance.

     Occasionally, statistics may be used to specify Fund volatility or risk. Measures of volatility or risk are generally used to compare a Fund’s net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a Fund relative to the total market. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

     The CORE Large Cap Growth Fund commenced operations on May 1, 1997. The performance information shown below for periods before that date is for a predecessor separate account managed by the Investment Adviser which converted into Class A Shares as of the commencement date. The performance record of the separate account quoted by the Fund has been adjusted downward based on the expenses applicable to Class A Shares (the class into which the separate account transferred) to reflect the expenses that were expected to be incurred by the Fund during its initial year of operation. These expenses include any sales charges and asset-based charges (i.e., fees under Distribution and Service Plans) imposed and other operating expenses. Total return quotations are calculated pursuant to the methodology prescribed by the SEC for standardized performance calculations. Prior to May 1, 1997, the separate account was a separate investment advisory account under discretionary management by the Investment Adviser and had substantially similar investment objectives, policies and strategies as the Fund. Unlike the Fund, the separate account was not registered as an investment company under the Act and therefore was not subject to certain investment restrictions and operational requirements that are imposed on investment companies by the Act. If the separate account had been registered as an investment company under the Act, the separate account’s performance may have been adversely affected by such restrictions and requirements. On May 1, 1997, the separate account transferred a portion of its assets to the Fund in exchange for Fund shares. The performance record of each other class has been linked to the performance of the separate account (based on Class A expenses) and the Class A performance for any periods prior to commencement of operations of a class of shares.

     The Service Shares of the Balanced, Capital Growth, Small Cap Value, Growth and Income, CORE U.S. Equity, CORE Large Cap Growth and International Equity Funds commenced operations on August 15, 1997, August 15, 1997, August 15, 1997, March 6, 1996, June 7, 1996, May 1, 1997 and March 6, 1996, respectively. The Service Shares of these Funds had no operating or performance history prior thereto. However, in accordance with interpretive positions expressed by the staff of the SEC, each of these Funds has adopted the performance records of its respective Class A Shares from that class’s inception date (October 12, 1994, April 20, 1990, October 22, 1992, February 5, 1993, May 24, 1991, November 11, 1991 and December 1, 1992 respectively) to the inception dates of Service Shares stated above. Quotations of performance data of these Funds relating to this period include the performance record of the applicable Class A Shares (excluding the impact of any applicable front-end sales charge). The performance records of the applicable Class A Shares reflect the expenses incurred by the particular Fund’s Class A Shares. These expenses include asset-based charges (i.e., fees under Distribution and Service Plans) and other operating expenses. Total return quotations are calculated pursuant to SEC-approved methodology. The table set forth below indicates the total return (capital charges plus reinvestment of all distributions) on a hypothetical investment of $1,000 in each of the Funds for the periods indicated. Average Annual Total Return for the Capital Growth Fund is presented in three separate tables, including average annual total return before taxes, after taxes on distributions and after taxes on distributions and sale of fund shares.

(AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES)

					Assuming No Voluntary
					Waiver of Fees and No
					Expense Reimbursements
			Assumes		Assumes
			Maximum		Maximum
			Applicable	Assumes	Applicable	Assumes
			Sales	No Sales	Sales	No Sales
Fund	Class	Time Period	Charge*	Charge	Charge*	Charge
Balanced Fund	A	10/12/94-8/31/04 - Since inception	7.08%	7.69%	6.44%	7.06%
Balanced Fund	A	9/1/99-8/31/04 - Five years	0.85%	2.00%	0.66%	1.81%
Balanced Fund	A	9/1/03-8/31/04 - One year	4.41%	10.47%	4.23%	10.28%
Balanced Fund	B	5/1/96-8/31/04 - Since inception	4.91%	4.91%	4.70%	4.70%
Balanced Fund	B	9/1/99-8/31/04 - Five years	0.84%	1.24%	0.65%	1.05%
Balanced Fund	B	9/1/03-8/31/04 - One year	4.61%	9.67%	4.44%	9.49%
Balanced Fund	C	8/15/97-8/31/04 - Since inception	1.71%	1.71%	1.50%	1.50%
Balanced Fund	C	9/1/99-8/31/04 - Five years	1.25%	1.25%	1.06%	1.06%
Balanced Fund	C	9/1/03-8/31/04 - One year	8.62%	9.63%	8.43%	9.44%
Balanced Fund	Institutional	8/15/97-8/31/04 - Since inception	N/A	2.87%	N/A	2.64%
Balanced Fund	Institutional	9/1/99-8/31/04 - Five years	N/A	2.43%	N/A	2.24%
Balanced Fund	Institutional	9/1/03-8/31/04 - One year	N/A	10.88%	N/A	10.69%
Balanced Fund	Service	10/12/94-8/31/04 - Since inception	N/A	7.58%	N/A	7.01%
Balanced Fund	Service	9/1/99-8/31/04 - Five years	N/A	1.91%	N/A	1.71%
Balanced Fund	Service	9/1/03-8/31/04 - One year	N/A	10.34%	N/A	10.15%

Growth and Income	A	2/5/93-8/31/04 - Since inception	7.43%	7.95%	7.14%	7.66%
Growth and Income	A	9/1/94-8/31/04 - Ten years	6.46%	7.07%	6.36%	6.96%
Growth and Income	A	9/1/99-8/31/04 - Five years	-0.84%	0.29%	-0.86%	0.27%
Growth and Income	A	9/1/03-8/31/04 - One year	13.64%	20.27%	13.58%	20.18%
Growth and Income	B	5/1/96-8/31/04 - Since inception	4.13%	4.13%	4.12%	4.12%
Growth and Income	B	9/1/99-8/31/04 - Five years	-0.85%	-0.45%	-0.87%	-0.47%
Growth and Income	B	9/1/03-8/31/04 - One year	14.36%	19.38%	14.29%	19.30%
Growth and Income	C	8/15/97-8/31/04 - Since inception	-0.92%	-0.92%	-0.94%	-0.94%
Growth and Income	C	9/1/99-8/31/04 - Five years	-0.46%	-0.46%	-0.47%	-0.47%
Growth and Income	C	9/1/03-8/31/04 - One year	18.40%	19.40%	18.32%	19.32%
Growth and Income	Institutional	6/3/96-8/31/04 - Since inception	N/A	5.14%	N/A	5.12%
Growth and Income	Institutional	9/1/99-8/31/04 - Five years	N/A	0.72%	N/A	0.70%
Growth and Income	Institutional	9/1/03-8/31/04 - One year	N/A	20.75%	N/A	20.66%
Growth and Income	Service	2/5/93-8/31/04 - Since inception	N/A	7.89%	N/A	7.77%
Growth and Income	Service	9/1/94-8/31/04 - Ten years	N/A	6.99%	N/A	7.08%
Growth and Income	Service	9/1/99-8/31/04 - Five years	N/A	0.20%	N/A	0.18%
Growth and Income	Service	9/1/03-8/31/04 - One year	N/A	20.14%	N/A	20.06%

CORE Large Cap Value	A	12/31/98-8/31/04 - Since inception	2.15%	3.17%	1.95%	2.97%
CORE Large Cap Value	A	9/1/99-8/31/04 - Five years	1.28%	2.43%	1.20%	2.34%

(AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES)

					Assuming No Voluntary
					Waiver of Fees and No
					Expense Reimbursements
			Assumes		Assumes
			Maximum		Maximum
			Applicable	Assumes	Applicable	Assumes
			Sales	No Sales	Sales	No Sales
Fund	Class	Time Period	Charge*	Charge	Charge*	Charge
CORE Large Cap Value	A	09/1/03-8/31/04 - One year	12.41%	18.93%	12.32%	18.82%
CORE Large Cap Value	B	12/31/98-8/31/04 - Since inception	2.21%	2.38%	2.01%	2.18%
CORE Large Cap Value	B	9/1/99-8/31/04 - Five years	1.27%	1.66%	1.18%	1.57%
CORE Large Cap Value	B	09/1/03-8/31/04 - One year	13.07%	18.09%	12.98%	17.99%
CORE Large Cap Value	C	12/31/98-8/31/04 - Since inception	2.40%	2.40%	2.19%	2.19%
CORE Large Cap Value	C	9/1/99-8/31/04 - Five years	1.67%	1.67%	1.58%	1.58%
CORE Large Cap Value	C	09/2/03-8/31/04 - One year	16.96%	17.97%	16.86%	17.86%
CORE Large Cap Value	Institutional	12/31/98-8/31/04 - Since inception	N/A	3.55%	N/A	3.34%
CORE Large Cap Value	Institutional	9/1/99-8/31/04 - Five years	N/A	2.82%	N/A	2.73%
CORE Large Cap Value	Institutional	09/1/03-8/31/04 - One year	N/A	19.41%	N/A	19.30%
CORE Large Cap Value	Service	12/31/98-8/31/04 - Since inception	N/A	3.07%	N/A	2.87%
CORE Large Cap Value	Service	9/1/99-8/31/04 - Five years	N/A	2.34%	N/A	2.25%
CORE Large Cap Value	Service	09/1/03-8/31/04 - One year	N/A	18.89%	N/A	18.77%

CORE U.S. Equity	A	5/24/91-8/31/04 - Since inception	9.11%	9.57%	8.93%	9.39%
CORE U.S. Equity	A	9/1/94-8/31/04 - Ten years	9.34%	9.96%	9.19%	9.81%
CORE U.S. Equity	A	9/1/99-8/31/04 - Five years	-2.36%	-1.25%	-2.46%	-1.35%
CORE U.S. Equity	A	9/1/03-8/31/04 - One year	8.41%	14.71%	8.26%	14.53%
CORE U.S. Equity	B	5/1/96-8/31/04 - Since inception	6.85%	6.85%	6.76%	6.76%
CORE U.S. Equity	B	9/1/99-8/31/04 - Five years	-2.38%	-1.98%	-2.47%	-2.08%
CORE U.S. Equity	B	9/1/03-8/31/04 - One year	8.87%	13.87%	8.71%	13.69%
CORE U.S. Equity	C	8/15/97-8/31/04 - Since inception	3.05%	3.05%	2.94%	2.94%
CORE U.S. Equity	C	9/1/99-8/31/04 - Five years	-1.98%	-1.98%	-2.08%	-2.08%
CORE U.S. Equity	C	9/1/03-8/31/04 - One year	12.87%	13.87%	12.70%	13.70%
CORE U.S. Equity	Institutional	6/15/95-8/31/04 - Since inception	N/A	9.93%	N/A	9.78%
CORE U.S. Equity	Institutional	9/1/99-8/31/04 - Five years	N/A	-0.86%	N/A	-0.96%
CORE U.S. Equity	Institutional	9/1/03-8/31/04 - One year	N/A	15.18%	N/A	15.00%
CORE U.S. Equity	Service	5/24/91-8/31/04 - Since inception	N/A	9.55%	N/A	9.43%
CORE U.S. Equity	Service	9/1/94-8/31/04 - Ten years	N/A	9.93%	N/A	9.86%
CORE U.S. Equity	Service	9/1/99-8/31/04 - Five years	N/A	-1.35%	N/A	-1.45%
CORE U.S. Equity	Service	9/1/03-8/31/04 - One year	N/A	14.60%	N/A	14.42%

CORE Large Cap Growth	A	11/11/91-8/31/04 - Since inception	9.16%	9.65%	8.96%	9.45%
CORE Large Cap Growth	A	9/1/94 - 8/31/04 - Ten years	8.27%	8.91%	8.02%	8.66%
CORE Large Cap Growth	A	9/1/99-8/31/04 - Five years	-7.90%	-6.86%	-8.02%	-6.97%
CORE Large Cap Growth	A	9/1/03-8/31/04 - One year	1.83%	7.74%	1.67%	7.57%
CORE Large Cap Growth	B	5/1/97-8/31/04 - Since inception	2.16%	2.16%	1.88%	1.88%

(AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES)

					Assuming No Voluntary
					Waiver of Fees and No
					Expense Reimbursements
			Assumes		Assumes
			Maximum		Maximum
			Applicable	Assumes	Applicable	Assumes
			Sales	No Sales	Sales	No Sales
Fund	Class	Time Period	Charge*	Charge	Charge*	Charge
CORE Large Cap Growth	B	9/1/99-8/31/04 - Five years	-7.91%	-7.54%	-8.03%	-7.66%
CORE Large Cap Growth	B	9/1/03-8/31/04 - One year	1.89%	6.89%	1.73%	6.72%
CORE Large Cap Growth	C	8/15/97-8/31/04 - Since inception	-0.12%	-0.12%	-0.31%	-0.31%
CORE Large Cap Growth	C	9/1/99-8/31/04 - Five years	-7.54%	-7.54%	-7.66%	-7.66%
CORE Large Cap Growth	C	9/1/03-8/31/04 - One year	5.89%	6.89%	5.72%	6.72%
CORE Large Cap Growth	Institutional	11/11/91-8/31/04 - Since inception	N/A	9.89%	N/A	9.65%
CORE Large Cap Growth	Institutional	9/1/94-8/31/04 - Ten years	N/A	9.21%	N/A	8.91%
CORE Large Cap Growth	Institutional	9/1/99-8/31/04 - Five years	N/A	-6.47%	N/A	-6.58%
CORE Large Cap Growth	Institutional	9/1/03-8/31/04 - One year	N/A	8.17%	N/A	8.00%
CORE Large Cap Growth	Service	11/11/91-8/31/04 - Since inception	N/A	9.58%	N/A	9.43%
CORE Large Cap Growth	Service	9/1/94-8/31/04 - Ten years	N/A	8.82%	N/A	8.63%
CORE Large Cap Growth	Service	9/1/99-8/31/04 - Five years	N/A	-6.95%	N/A	-7.06%
CORE Large Cap Growth	Service	9/1/03-8/31/04 - One year	N/A	7.60%	N/A	7.43%

CORE Small Cap Equity	A	8/15/97-8/31/04 - Since inception	5.17%	6.01%	4.69%	5.54%
CORE Small Cap Equity	A	9/1/99-8/31/04 - Five years	6.74%	7.96%	6.53%	7.75%
CORE Small Cap Equity	A	9/1/03-8/31/04 - One year	5.68%	11.87%	5.55%	11.72%
CORE Small Cap Equity	B	8/15/97-8/31/04 - Since inception	5.23%	5.23%	4.79%	4.79%
CORE Small Cap Equity	B	9/1/99-8/31/04 - Five years	6.78%	7.15%	6.56%	6.94%
CORE Small Cap Equity	B	9/1/03-8/31/04 - One year	5.77%	11.08%	5.65%	10.94%
CORE Small Cap Equity	C	8/15/97-8/31/04 - Since inception	5.25%	5.25%	4.82%	4.82%
CORE Small Cap Equity	C	9/1/99-8/31/04 - Five years	7.17%	7.17%	6.96%	6.96%
CORE Small Cap Equity	C	9/1/03-8/31/04 - One year	9.99%	11.05%	9.85%	10.91%
CORE Small Cap Equity	Institutional	8/15/97-8/31/04 - Since inception	N/A	6.41%	N/A	5.97%
CORE Small Cap Equity	Institutional	9/1/99-8/31/04 - Five years	N/A	8.36%	N/A	8.15%
CORE Small Cap Equity	Institutional	9/1/03-8/31/04 - One Year	N/A	12.31%	N/A	12.17%
CORE Small Cap Equity	Service	8/15/97-8/31/04 - Since inception	N/A	5.91%	N/A	5.46%
CORE Small Cap Equity	Service	9/1/99-8/31/04 - Five years	N/A	7.85%	N/A	7.64%
CORE Small Cap Equity	Service	9/1/03-8/31/04 - One year	N/A	11.79%	N/A	11.65%

CORE International Equity	A	8/15/97-8/31/04 - Since inception	-0.08%	0.72%	-0.45%	0.35%
CORE International Equity	A	9/1/99-8/31/04 - Five years	-1.82%	-0.71%	-1.93%	-0.82%
CORE International Equity	A	9/1/03-8/31/04 - One year	17.93%	24.85%	17.76%	24.67%
CORE International Equity	B	8/15/97-8/31/04 - Since inception	0.25%	0.25%	-0.09%	-0.09%
CORE International Equity	B	9/1/99-8/31/04 - Five years	-1.59%	-1.20%	-1.71%	-1.31%
CORE International Equity	B	9/1/03-8/31/04 - One year	19.30%	24.31%	19.13%	24.13%
CORE International Equity	C	8/15/97-8/31/04 - Since inception	0.25%	0.25%	-0.09%	-0.09%

(AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES)

					Assuming No Voluntary
					Waiver of Fees and No
					Expense Reimbursements
			Assumes		Assumes
			Maximum		Maximum
			Applicable	Assumes	Applicable	Assumes
			Sales	No Sales	Sales	No Sales
Fund	Class	Time Period	Charge*	Charge	Charge*	Charge
CORE International Equity	C	9/1/99-8/31/04 - Five years	-1.21%	-1.21%	-1.32%	-1.32%
CORE International Equity	C	9/1/03-8/31/04 - One year	23.28%	24.28%	23.10%	24.10%
CORE International Equity	Institutional	8/15/97-8/31/04 - Since inception	N/A	1.38%	N/A	1.03%
CORE International Equity	Institutional	9/1/99-8/31/04 - Five years	N/A	-0.06%	N/A	-0.18%
CORE International Equity	Institutional	9/1/03-8/31/04 - One year	N/A	25.71%	N/A	25.52%
CORE International Equity	Service	8/15/97-8/31/04 - Since inception	N/A	0.90%	N/A	0.53%
CORE International Equity	Service	9/1/99-8/31/04 - Five years	N/A	-0.55%	N/A	-0.67%
CORE International Equity	Service	9/1/03-8/31/04 - One year	N/A	25.08%	N/A	24.90%

Strategic Growth	A	5/24/99-8/31/04- Since inception	-4.99%	-3.97%	-5.66%	-4.64%
Strategic Growth	A	9/1/99-8/31/04 - Five years	-5.38%	-4.30%	-5.55%	-4.46%
Strategic Growth	A	9/1/03-8/31/04 - One year	-2.06%	3.59%	-2.17%	3.47%
Strategic Growth	B	5/24/99-8/31/04 - Since inception	-4.86%	-4.68%	-5.53%	-5.34%
Strategic Growth	B	9/1/99-8/31/04 - Five years	-5.39%	-5.01%	-5.55%	-5.17%
Strategic Growth	B	9/1/03-8/31/04 - One year	-2.22%	2.78%	-2.32%	2.66%
Strategic Growth	C	5/24/99-8/31/04 - Since inception	-4.63%	-4.63%	-5.30%	-5.30%
Strategic Growth	C	9/1/99-8/31/04 - Five years	-4.98%	-4.98%	-5.14%	-5.14%
Strategic Growth	C	9/1/03-8/31/04 - One year	1.91%	2.91%	1.79%	2.79%
Strategic Growth	Institutional	5/24/99-8/31/04 - Since inception	N/A	-3.57%	N/A	-4.24%
Strategic Growth	Institutional	9/1/99-8/31/04 - Five years	N/A	-3.89%	N/A	-4.06%
Strategic Growth	Institutional	9/1/03-8/31/04 - One Year	N/A	4.04%	N/A	3.91%
Strategic Growth	Service	5/24/99-8/31/04 - Since inception	N/A	-3.90%	N/A	-4.58%
Strategic Growth	Service	9/1/99-8/31/04 - Five years	N/A	-4.23%	N/A	-4.40%
Strategic Growth	Service	9/1/03-8/31/04 - One year	N/A	3.58%	N/A	3.46%

Growth Opportunities	A	5/24/99-8/31/04 - Since inception	12.27%	13.48%	11.50%	12.70%
Growth Opportunities	A	9/1/99-8/31/04 - Five years	12.69%	13.97%	12.66%	13.94%
Growth Opportunities	A	9/1/03-8/31/04 - One year	1.03%	6.90%	1.03%	6.88%
Growth Opportunities	B	5/24/99-8/31/04 - Since inception	12.66%	12.78%	11.89%	12.01%
Growth Opportunities	B	9/1/99-8/31/04 - Five years	12.86%	13.12%	12.83%	13.09%
Growth Opportunities	B	9/1/03-8/31/04 - One year	1.14%	6.14%	1.14%	6.12%
Growth Opportunities	C	5/24/99-8/31/04 - Since inception	12.64%	12.64%	11.87%	11.87%
Growth Opportunities	C	9/1/99-8/31/04 - Five years	13.15%	13.15%	13.12%	13.12%
Growth Opportunities	C	9/1/03-8/31/04 - One year	5.12%	6.12%	5.12%	6.10%
Growth Opportunities	Institutional	5/24/99-8/31/04 - Since inception	N/A	13.92%	N/A	13.14%
Growth Opportunities	Institutional	9/1/99-8/31/04 - Five years	N/A	14.44%	N/A	14.41%
Growth Opportunities	Institutional	9/1/03-8/31/04 - One year	N/A	7.36%	N/A	7.34%

(AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES)

					Assuming No Voluntary
					Waiver of Fees and No
					Expense Reimbursements
			Assumes		Assumes
			Maximum		Maximum
			Applicable	Assumes	Applicable	Assumes
			Sales	No Sales	Sales	No Sales
Fund	Class	Time Period	Charge*	Charge	Charge*	Charge
Growth Opportunities	Service	5/24/99-8/31/04 - Since inception	N/A	13.34%	N/A	12.56%
Growth Opportunities	Service	9/1/99-8/31/04 - Five years	N/A	13.85%	N/A	13.81%
Growth Opportunities	Service	9/1/03-8/31/04 - One year	N/A	6.77%	N/A	6.75%

Mid Cap Value	A	8/15/97-8/31/04 - Since inception	8.09%	8.96%	8.05%	8.92%
Mid Cap Value	A	9/1/99-8/31/04 - Five years	11.38%	12.64%	11.36%	12.62%
Mid Cap Value	A	9/1/03-8/31/04 - One year	15.50%	22.24%	15.46%	22.17%
Mid Cap Value	B	8/15/97-8/31/04 - Since inception	8.18%	8.18%	8.15%	8.15%
Mid Cap Value	B	9/1/99-8/31/04 - Five years	11.54%	11.81%	11.53%	11.80%
Mid Cap Value	B	9/1/03-8/31/04 - One year	16.31%	21.31%	16.26%	21.24%
Mid Cap Value	C	8/15/97-8/31/04 - Since inception	8.19%	8.19%	8.15%	8.15%
Mid Cap Value	C	9/1/99-8/31/04 - Five years	11.79%	11.79%	11.77%	11.77%
Mid Cap Value	C	9/1/03-8/31/04 - One year	20.35%	21.35%	20.28%	21.28%
Mid Cap Value	Institutional	8/1/95-8/31/04 - Since inception	N/A	13.63%	N/A	13.57%
Mid Cap Value	Institutional	9/1/99-8/31/04 - Five years	N/A	13.07%	N/A	13.05%
Mid Cap Value	Institutional	9/1/03-8/31/04 - One year	N/A	22.71%	N/A	22.64%
Mid Cap Value	Service	7/18/97-8/31/04 - Since inception	N/A	9.21%	N/A	9.16%
Mid Cap Value	Service	9/1/99-8/31/04 - Five years	N/A	12.54%	N/A	12.53%
Mid Cap Value	Service	9/1/03-8/31/04 - One year	N/A	22.27%	N/A	22.20%

Small Cap Value	A	10/22/92-8/31/04 - Since inception	11.63%	12.17%	11.45%	11.98%
Small Cap Value	A	9/1/93-8/31/04 - Ten years	9.58%	10.20%	9.44%	10.07%
Small Cap Value	A	9/1/99-8/31/04 - Five years	13.88%	15.18%	13.84%	15.13%
Small Cap Value	A	9/1/03-8/31/04 - One year	11.78%	18.30%	11.75%	18.25%
Small Cap Value	B	5/1/96-8/31/04 - Since inception	10.20%	10.20%	10.17%	10.17%
Small Cap Value	B	9/1/99-8/31/04 - Five years	14.05%	14.29%	14.00%	14.24%
Small Cap Value	B	9/1/03-8/31/04 - One year	12.31%	17.40%	12.27%	17.35%
Small Cap Value	C	8/15/97-8/31/04 - Since inception	8.67%	8.67%	8.63%	8.63%
Small Cap Value	C	9/1/99-8/31/04 - Five years	14.26%	14.26%	14.22%	14.22%
Small Cap Value	C	9/1/03-8/31/04 - One year	16.43%	17.45%	16.38%	17.40%
Small Cap Value	Institutional	8/15/97-8/31/04 - Since inception	N/A	9.93%	N/A	9.89%
Small Cap Value	Institutional	9/1/99-8/31/04 - Five years	N/A	15.62%	N/A	15.58%
Small Cap Value	Institutional	9/1/03-8/31/04 - One year	N/A	18.76%	N/A	18.70%
Small Cap Value	Service	10/22/92-8/31/04 - Since inception	N/A	12.09%	N/A	11.79%
Small Cap Value	Service	9/1/94-8/31/04 - Ten years	N/A	10.12%	N/A	9.83%
Small Cap Value	Service	9/1/99-8/31/04 - Five years	N/A	15.05%	N/A	15.00%
Small Cap Value	Service	9/1/03-8/31/04 - One year	N/A	18.16%	N/A	18.11%

(AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES)

					Assuming No Voluntary
					Waiver of Fees and No
					Expense Reimbursements
			Assumes		Assumes
			Maximum		Maximum
			Applicable	Assumes	Applicable	Assumes
			Sales	No Sales	Sales	No Sales
Fund	Class	Time Period	Charge*	Charge	Charge*	Charge
Large Cap Value	A	12/15/99-8/31/04 - Since inception	2.95%	4.19%	2.47%	3.71%
Large Cap Value	A	9/1/03-8/31/04 - One year	14.11%	20.71%	14.03%	20.61%
Large Cap Value	B	12/15/99-8/31/04 - Since inception	2.99%	3.37%	2.52%	2.90%
Large Cap Value	B	9/1/03-8/31/04 - One year	14.75%	19.76%	14.67%	19.67%
Large Cap Value	C	12/15/99-8/31/04 - Since inception	3.38%	3.38%	2.90%	2.90%
Large Cap Value	C	9/1/03-8/31/04 - One year	18.74%	19.74%	18.65%	19.65%
Large Cap Value	Institutional	12/15/99-8/31/04 - Since inception	N/A	4.56%	N/A	4.08%
Large Cap Value	Institutional	9/1/03-8/31/04 - One year	N/A	21.07%	N/A	20.97%
Large Cap Value	Service	12/15/99-8/31/04 - Since inception	N/A	4.15%	N/A	3.66%
Large Cap Value	Service	9/1/03-8/31/04 - One year	N/A	20.51%	N/A	20.41%

International Equity	A	12/1/92-8/31/04 - Since inception	4.57%	5.07%	4.44%	4.94%
International Equity	A	9/1/94-8/31/04 - Ten years	3.58%	4.17%	3.49%	4.08%
International Equity	A	9/1/99-8/31/04 - Five years	-4.42%	-3.33%	-4.47%	-3.38%
International Equity	A	9/1/03-8/31/04 - One year	8.56%	14.88%	8.46%	14.75%
International Equity	B	5/1/96-8/31/04 - Since inception	1.56%	1.56%	1.50%	1.50%
International Equity	B	9/1/99-8/31/04 - Five years	-4.21%	-3.82%	-4.26%	-3.87%
International Equity	B	9/1/03-8/31/04 - One year	9.02%	14.23%	8.91%	14.11%
International Equity	C	8/15/97-8/31/04 - Since inception	-0.84%	-0.84%	-0.90%	-0.90%
International Equity	C	9/1/99-8/31/04 - Five years	-3.80%	-3.80%	-3.85%	-3.85%
International Equity	C	9/1/03-8/31/04 - One year	13.22%	14.26%	13.10%	14.14%
International Equity	Institutional	2/7/96-8/31/04 - Since inception	N/A	3.64%	N/A	3.56%
International Equity	Institutional	9/1/99-8/31/04 - Five years	N/A	-2.72%	N/A	-2.77%
International Equity	Institutional	9/1/03-8/31/04 - One year	N/A	15.53%	N/A	15.40%
International Equity	Service	12/1/92-8/31/04 - Since inception	N/A	5.18%	N/A	4.80%
International Equity	Service	9/1/94-8/31/04 - Ten years	N/A	4.29%	N/A	3.91%
International Equity	Service	9/1/99-8/31/04 - Five years	N/A	-3.18%	N/A	-3.23%
International Equity	Service	9/1/03-8/31/04 - One year	N/A	14.90%	N/A	14.77%

European Equity	A	10/1/98-8/31/04 - Since inception	2.67%	3.65%	1.98%	2.97%
European Equity	A	9/1/99-8/31/04 - Five years	-0.10%	1.03%	-0.77%	0.36%
European Equity	A	9/1/03-8/31/04 - One year	14.83%	21.52%	13.67%	20.34%
European Equity	B	10/1/98-8/31/04 - Since inception	2.94%	3.11%	2.26%	2.43%
European Equity	B	9/1/99-8/31/04 - Five years	0.07%	0.48%	-0.59%	-0.19%
European Equity	B	9/1/03-8/31/04 - One year	15.78%	20.81%	14.62%	19.63%
European Equity	C	10/1/98-8/31/04 - Since inception	3.12%	3.12%	2.44%	2.44%

(AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES)

					Assuming No Voluntary
					Waiver of Fees and No
					Expense Reimbursements
			Assumes		Assumes
			Maximum		Maximum
			Applicable	Assumes	Applicable	Assumes
			Sales	No Sales	Sales	No Sales
Fund	Class	Time Period	Charge*	Charge	Charge*	Charge
European Equity	C	9/1/99-8/31/04 - Five years	0.46%	0.46%	-0.20%	-0.20%
European Equity	C	9/1/03-8/31/04 - One year	19.85%	20.86%	18.68%	19.68%
European Equity	Institutional	10/1/98-8/31/04 - Since inception	N/A	4.28%	N/A	3.60%
European Equity	Institutional	9/1/99-8/31/04 - Five years	N/A	1.64%	N/A	0.97%
European Equity	Institutional	9/1/03-8/31/04 - One year	N/A	22.16%	N/A	20.97%
European Equity	Service	10/1/98-8/31/04 - Since inception	N/A	3.83%	N/A	3.12%
European Equity	Service	9/1/99-8/31/04 - Five years	N/A	1.22%	N/A	0.54%
European Equity	Service	9/1/03-8/31/04 - One year	N/A	21.66%	N/A	20.47%

Japanese Equity Fund	A	5/1/98-8/31/04 - Since inception	-0.12%	0.77%	-1.16%	-0.27%
Japanese Equity Fund	A	9/1/99-8/31/04 - Five years	-9.39%	-8.35%	-10.14%	-9.10%
Japanese Equity Fund	A	9/1/03-8/31/04 - One year	10.17%	16.58%	9.40%	15.79%
Japanese Equity Fund	B	5/1/98-8/31/04 - Since inception	0.26%	0.26%	-0.77%	-0.77%
Japanese Equity Fund	B	9/1/99-8/31/04 - Five years	-9.19%	-8.82%	-9.94%	-9.57%
Japanese Equity Fund	B	9/1/03-8/31/04 - One year	10.99%	15.99%	10.22%	15.20%
Japanese Equity Fund	C	5/1/98-8/31/04 - Since inception	0.25%	0.25%	-0.78%	-0.78%
Japanese Equity Fund	C	9/1/99-8/31/04 - Five years	-8.85%	-8.85%	-9.60%	-9.60%
Japanese Equity Fund	C	9/1/03-8/31/04 - One year	14.88%	15.88%	14.09%	15.09%
Japanese Equity Fund	Institutional	5/1/98-8/31/04 - Since inception	N/A	1.37%	N/A	0.33%
Japanese Equity Fund	Institutional	9/1/99-8/31/04 - Five years	N/A	-7.80%	N/A	-8.56%
Japanese Equity Fund	Institutional	9/1/03-8/31/04 - One year	N/A	17.32%	N/A	16.51%
Japanese Equity Fund	Service	5/1/98-8/31/04 - Since inception	N/A	0.97%	N/A	-0.06%
Japanese Equity Fund	Service	9/1/99-8/31/04 - Five years	N/A	-8.09%	N/A	-8.84%
Japanese Equity Fund	Service	9/1/03-8/31/04 - One year	N/A	17.27%	N/A	16.52%
International Growth Opportunities	A	5/1/98-8/31/04 - Since inception	3.87%	4.80%	3.33%	4.25%
International Growth Opportunities	A	9/1/99-8/31/04 - Five years	-0.79%	0.33%	-1.17%	-0.05%
International Growth Opportunities	A	9/1/03-8/31/04 - One year	23.12%	30.33%	22.31%	29.50%
International Growth Opportunities	B	5/1/98-8/31/04 - Since inception	4.31%	4.31%	3.76%	3.76%
International Growth Opportunities	B	9/1/99-8/31/04 - Five years	-0.58%	-0.18%	-0.97%	-0.57%
International Growth Opportunities	B	9/1/03-8/31/04 - One year	24.65%	29.66%	23.84%	28.83%

(AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES)

					Assuming No Voluntary
					Waiver of Fees and No
					Expense Reimbursements
			Assumes		Assumes
			Maximum		Maximum
			Applicable	Assumes	Applicable	Assumes
			Sales	No Sales	Sales	No Sales
Fund	Class	Time Period	Charge*	Charge	Charge*	Charge
International Growth Opportunities	C	5/1/98-8/31/04 - Since inception	4.29%	4.29%	3.74%	3.74%
International Growth Opportunities	C	9/1/99-8/31/04 - Five years	-0.21%	-0.21%	-0.59%	-0.59%
International Growth Opportunities	C	9/1/03-8/31/04 - One year	28.62%	29.62%	27.80%	28.79%
International Growth Opportunities	Institutional	5/1/98-8/31/04 - Since inception	N/A	5.46%	N/A	4.91%
International Growth Opportunities	Institutional	9/1/99-8/31/04 - Five years	N/A	0.95%	N/A	0.57%
International Growth Opportunities	Institutional	9/1/03-8/31/04 - One year	N/A	31.07%	N/A	30.23%
International Growth Opportunities	Service	5/1/98-8/31/04 - Since inception	N/A	4.93%	N/A	4.37%
International Growth Opportunities	Service	9/1/99-8/31/04 - Five years	N/A	0.49%	N/A	0.09%
International Growth Opportunities	Service	9/1/03-8/31/04 - One year	N/A	30.38%	N/A	29.55%

Emerging Markets Equity	A	12/15/97-8/31/04 - Since inception	1.17%	2.02%	0.84%	1.69%
Emerging Markets Equity	A	9/1/99-8/31/04 - Five years	2.30%	3.47%	2.09%	3.26%
Emerging Markets Equity	A	9/1/03-8/31/04 - One year	8.89%	15.20%	8.69%	14.98%
Emerging Markets Equity	B	12/15/97-8/31/04 - Since inception	1.56%	1.56%	1.34%	1.34%
Emerging Markets Equity	B	9/1/99-8/31/04- Five years	2.60%	2.97%	2.53%	2.91%
Emerging Markets Equity	B	9/1/03-8/31/04 - One year	9.67%	14.68%	9.47%	14.46%
Emerging Markets Equity	C	12/15/97-8/31/04 - Since inception	1.55%	1.55%	1.32%	1.32%
Emerging Markets Equity	C	9/1/99-8/31/04 - Five years	2.91%	2.91%	2.84%	2.84%
Emerging Markets Equity	C	9/1/03-8/31/04 - One year	13.70%	14.70%	13.49%	14.48%
Emerging Markets Equity	Institutional	12/15/97-8/31/04 - Since inception	N/A	2.72%	N/A	2.38%
Emerging Markets Equity	Institutional	9/1/99-8/31/04 - Five years	N/A	4.12%	N/A	3.90%
Emerging Markets Equity	Institutional	9/1/03-8/31/04 - One year	N/A	15.91%	N/A	15.69%
Emerging Markets Equity	Service	12/15/97-8/31/04 - Since inception	N/A	1.92%	N/A	1.68%
Emerging Markets Equity	Service	9/1/99-8/31/04 - Five years	N/A	3.81%	N/A	3.58%
Emerging Markets Equity	Service	9/1/03-8/31/04 - One year	N/A	15.36%	N/A	15.14%

Asia Growth	A	7/8/94-8/31/04 - Since inception	-3.12%	-2.58%	-3.69%	-3.15%
Asia Growth	A	9/1/94-8/31/04 -Ten years	-4.15%	-3.61%	-4.72%	-4.18%

(AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES)

					Assuming No Voluntary
					Waiver of Fees and No
					Expense Reimbursements
			Assumes		Assumes
			Maximum		Maximum
			Applicable	Assumes	Applicable	Assumes
			Sales	No Sales	Sales	No Sales
Fund	Class	Time Period	Charge*	Charge	Charge*	Charge
Asia Growth	A	9/1/99-8/31/04 - Five years	-2.07%	-0.97%	-2.95%	-1.84%
Asia Growth	A	9/1/03-8/31/04 - One year	6.29%	12.53%	5.57%	11.79%
Asia Growth	B	5/1/96-8/31/04 - Since inception	-6.19%	-6.19%	-6.76%	-6.76%
Asia Growth	B	9/1/99-8/31/04 - Five Years	-1.85%	-1.45%	-2.72%	-2.32%
Asia Growth	B	9/1/03-8/31/04 - One year	6.84%	11.85%	6.12%	11.12%
Asia Growth	C	8/15/97-8/31/04 - Since inception	-6.10%	-6.10%	-6.80%	-6.80%
Asia Growth	C	9/1/99-8/31/04 - Five years	-1.48%	-1.48%	-2.35%	-2.35%
Asia Growth	C	9/1/03-8/31/04 - One year	10.89%	11.89%	10.16%	11.16%
Asia Growth	Institutional	2/2/96-8/31/04 - Since inception	N/A	-4.43%	N/A	-5.04%
Asia Growth	Institutional	9/1/99-8/31/04 - Five Years	N/A	-0.22%	N/A	-1.10%
Asia Growth	Institutional	9/1/03-8/31/04 - One year	N/A	13.21%	N/A	12.46%

Research Select**	A	6/19/00-8/31/04 - Since inception	-11.50%	-10.30%	-11.56%	-10.36%
Research Select**	A	9/1/03-8/31/04 - One Year	5.85%	12.04%	5.77%	11.93%
Research Select**	B	6/19/00-8/31/04 - Since inception	-11.38%	-10.95%	-11.44%	-11.01%
Research Select**	B	9/1/03-8/31/04 - One Year	6.23%	11.23%	6.15%	11.13%
Research Select**	C	6/19/00-8/31/04 - Since inception	-10.95%	-10.95%	-11.01%	-11.01%
Research Select**	C	9/1/03-8/31/04 - One Year	10.23%	11.23%	10.13%	11.13%
Research Select**	Institutional	6/19/00-8/31/04 - Since inception	N/A	-9.94%	N/A	-10.00%
Research Select**	Institutional	9/1/03-8/31/04 - One Year	N/A	12.39%	N/A	12.29%
Research Select**	Service	6/19/00-8/31/04 - Since Inception	N/A	-10.37%	N/A	-10.43%
Research Select**	Service	9/1/03-8/31/04 - One year	N/A	11.88%	N/A	11.78%

Concentrated Growth	A	9/3/02-8/31/04 - Since Inception	5.34%	8.35%	4.09%	7.10%
Concentrated Growth	A	9/1/03-8/31/04 - One Year	-4.73%	0.84%	-5.02%	0.53%
Concentrated Growth	B	9/3/02-8/31/04 - Since Inception	5.68%	7.56%	4.44%	6.32%
Concentrated Growth	B	9/1/03-8/31/04 - One Year	-4.94%	0.06%	-5.23%	-0.24%
Concentrated Growth	C	9/3/02-8/31/04 - Since Inception	7.47%	7.47%	6.23%	6.23%
Concentrated Growth	C	9/1/03-8/31/04 - One Year	-1.02%	-0.02%	-1.33%	-0.33%
Concentrated Growth	Institutional	9/3/02-8/31/04 - Since Inception	N/A	8.77%	N/A	7.52%
Concentrated Growth	Institutional	9/1/03-8/31/04 - One Year	N/A	1.26%	N/A	0.95%
Concentrated Growth	Service	9/3/02-8/31/04 - Since Inception	N/A	8.35%	N/A	7.10%
Concentrated Growth	Service	9/1/03-8/31/04 - One Year	N/A	0.84%	N/A	0.52%

Capital Growth	A	4/20/90-8/31/04 - Since inception	10.42%	10.85%	10.22%	10.65%
Capital Growth	A	9/1/94-8/31/04 - Ten years	8.39%	9.01%	8.26%	8.88%
Capital Growth	A	9/1/99-8/31/04 - Five years	-4.11%	-3.02%	-4.15%	-3.06%

(AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES)

					Assuming No Voluntary
					Waiver of Fees and No
					Expense Reimbursements
			Assumes		Assumes
			Maximum		Maximum
			Applicable	Assumes	Applicable	Assumes
			Sales	No Sales	Sales	No Sales
Fund	Class	Time Period	Charge*	Charge	Charge*	Charge
Capital Growth	A	9/1/03-8/31/04 - One year	1.38%	7.26%	1.31%	7.18%
Capital Growth	B	5/1/96-8/31/04 - Since inception	6.97%	6.97%	6.93%	6.93%
Capital Growth	B	9/1/99-8/31/04 - Five years	-4.13%	-3.74%	-4.18%	-3.79%
Capital Growth	B	9/1/03-8/31/04 - One year	1.46%	6.46%	1.39%	6.38%
Capital Growth	C	8/15/97-8/31/04 - Since inception	3.12%	3.12%	3.08%	3.08%
Capital Growth	C	9/1/99-8/31/04 - Five years	-3.74%	-3.74%	-3.78%	-3.78%
Capital Growth	C	9/1/03-8/31/04 - One year	5.41%	6.41%	5.33%	6.32%
Capital Growth	Institutional	8/15/97-8/31/04 - Since inception	N/A	4.28%	N/A	4.24%
Capital Growth	Institutional	9/1/99-8/31/04 - Five years	N/A	-2.64%	N/A	-2.68%
Capital Growth	Institutional	9/1/03-8/31/04 - One year	N/A	7.63%	N/A	7.54%
Capital Growth	Service	4/20/90-8/31/04 - Since inception	N/A	10.80%	N/A	10.88%
Capital Growth	Service	9/1/94-8/31/04 - Ten years	N/A	8.93%	N/A	9.19%
Capital Growth	Service	9/1/99-8/31/04 - Five years	N/A	-3.12%	N/A	-3.17%
Capital Growth	Service	9/1/03-8/31/04 - One year	N/A	7.08%	N/A	7.00%

All returns are average annual total returns.

*	Total return reflects a maximum initial sales charge of 5.5% for Class A Shares, the assumed deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase).

**	From June 19, 2000 to September 22, 2002, under normal circumstances, the Research Select Fund purchased only equity securities that were included in the Goldman Sachs Global Investment Research Division’s U.S. Select List. On September 23, 2002, certain changes to the Fund’s portfolio management team and principal investment strategies became effective on September 23, 2002, and the Fund no longer invests in the U.S. Select List which has been discontinued.

     A Fund’s performance data will be based on historical results and will not be intended to indicate future performance. A Fund’s total return, yield and distribution rate will vary based on market conditions, portfolio expenses, portfolio investments and other factors. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a Fund. The value of a Fund’s shares will fluctuate and an investor’s shares may be worth more or less than their original cost upon redemption. Performance may reflect expense limitations in effect. In their absence, performance would be reduced. The Trust may also, at its discretion, from time to time make a list of a Fund’s holdings available to investors upon request.

     Total return will be calculated separately for each class of shares in existence. Because each class of shares is subject to different expenses, total return with respect to each class of shares of a Fund will differ.

SHARES OF THE TRUST

     The Funds, except the CORE Large Cap Value, CORE Large Cap Growth, CORE Small Cap Equity, CORE International Equity, Strategic Growth, Growth Opportunities, Large Cap Value, European Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity, Research Select and Concentrated Growth Funds, were reorganized on April 30, 1997 from series of a Maryland corporation to part of Goldman Sachs Trust, a Delaware statutory trust, established by a Declaration of Trust dated January 28, 1997.

     The Trustees have authority under the Trust’s Declaration of Trust to create and classify shares of beneficial interest in separate series, without further action by shareholders. The Trustees also have authority to classify and reclassify any series of shares into one or more classes of shares. As of the date of this Additional Statement, the Trustees have classified the shares of each of the Funds into five classes: Institutional Shares, Service Shares, Class A Shares, Class B Shares and Class C Shares. Additional series and classes may be added in the future.

     Each Institutional Share, Service Share, Class A Share, Class B Share and Class C Share of a Fund represents a proportionate interest in the assets belonging to the applicable class of the Fund. All expenses of a Fund are borne at the same rate by each class of shares, except that fees under Service and Shareholder Administration Plans are borne exclusively by Service Shares, fees under Distribution and Service Plans are borne exclusively by Class A, Class B or Class C Shares and transfer agency fees and expenses are borne at different rates by different share classes. The Trustees may determine in the future that it is appropriate to allocate other expenses differently among classes of shares and may do so to the extent consistent with the rules of the SEC and positions of the Internal Revenue Service. Each class of shares may have different minimum investment requirements and be entitled to different shareholder services. With limited exceptions, shares of a class may only be exchanged for shares of the same or an equivalent class of another fund. See “Shareholder Guide” in the Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” below. In addition, the fees and expenses set forth below for each class may be subject to voluntary fee waivers or reimbursements, as discussed more fully in the Funds’ Prospectuses.

     Institutional Shares may be purchased at net asset value without a sales charge for accounts in the name of an investor or institution that is not compensated by a Fund under a Plan for services provided to the institution’s customers.

     Service Shares may be purchased at net asset value without a sales charge for accounts held in the name of an institution that, directly or indirectly, provides certain shareholder administration services and shareholder liaison services to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange Service Shares. Service Shares bear the cost of service fees and shareholder administration fees at the annual rate of up to 0.25% and 0.25%, respectively, of the average daily net assets of the Fund attributable to Service Shares.

     Class A Shares are sold, with an initial sales charge of up to 5.5%, through brokers and dealers who are members of the National Association of Securities Dealers, Inc. (the “NASD”) and certain other financial service firms that have sales agreements with Goldman Sachs. Class A Shares bear the cost of distribution and service fees at the aggregate rate of up to 0.25% of the average daily net assets of such Class A Shares. With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Services Plan for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on “service fees” imposed by the NASD.

     Class B Shares of the Funds are sold subject to a CDSC of up to 5.0% through brokers and dealers who are members of the NASD and certain other financial services firms that have sales arrangements with Goldman Sachs. Class B Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributable to Class B Shares. Class B Shares also bear the cost of service fees at an annual rate of up to 0.25% of the average daily net assets attributable to Class B Shares.

     Class C Shares of the Funds are sold subject to a CDSC of up to 1.0% through brokers and dealers who are members of the NASD and certain other financial services firms that have sales arrangements with Goldman Sachs. Class C Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributable to Class C Shares. Class C Shares also bear the cost of service fees at an annual rate of up to 0.25% of the average daily net assets attributable to Class C Shares.

     It is possible that an institution or its affiliate may offer different classes of shares (i.e., Institutional, Service, Class A Shares, Class B Shares and Class C Shares) to its customers and thus receive different compensation with respect to different classes of shares of each Fund. Dividends paid by each Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time on the same day and will be the same amount, except for differences caused by the differences in expenses discussed above. Similarly, the net asset value per share may differ depending upon the class of shares purchased.

     Certain aspects of the shares may be altered after advance notice to shareholders if it is deemed necessary in order to satisfy certain tax regulatory requirements.

     When issued for the consideration described in the Funds’ Prospectuses, shares are fully paid and non-assessable. The Trustees may, however, cause shareholders, or shareholders of a particular series or class, to pay certain custodian, transfer agency, servicing or similar charges by setting off the same against declared but unpaid dividends or by reducing share ownership (or by both means). In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable class of the relevant Fund available for distribution to such shareholders. All shares are freely transferable and have no preemptive, subscription or conversion rights. The Trustees may require Shareholders to redeem Shares for any reason under terms set by the Trustees.

     As of November 30, 2004, the following entities owned of record or beneficially more than 5% of the outstanding shares of the Balanced Fund: Class A Shares, Edward Jones & Co., 201 Progress Parkway, Maryland Heights, MO 63043-3009 (58%); Class B Shares, Edward Jones & Co., 201 Progress Parkway, Maryland Heights, MO 63043-3009 (7%).

     As of November 30, 2004, the following entity owned of record or beneficially more than 5% of the outstanding shares of the Growth and Income Fund: Class A Shares, Edward Jones & Co., 201 Progress Parkway, Maryland Heights, MO 63043-3009 (70%).

     As of November 30, 2004, the following entities owned of record or beneficially more than 5% of the outstanding shares of the CORE Large Cap Value Fund: Class A Shares, Edward Jones & Co., 201 Progress Parkway, Maryland Heights, MO 63043-3009 (5%); Class A Shares, IMS & Co., for the exclusive benefit of various IMS customers, P.O. Box 3865, Englewood, CO 80155-3865 (8%); Institutional Class Shares, State Street Bank & Trust Co., for the benefit of Goldman Sachs Growth & Income Strategy, Omnibus a/c CORE Large Cap Value Fund, P.O. Box 1713, Boston, MA 02105-1713 (18%); Institutional Class Shares, State Street Bank & Trust Co., for the benefit of Goldman Sachs Growth Strategy, Omnibus a/c CORE Large Cap Value Fund, P.O. Box 1713, Boston, MA 02105-1713 (19%); Institutional Class Shares, State Street Bank & Trust Co., for the benefit of Goldman Sachs Aggressive Growth, Omnibus a/c CORE Large Cap Value Fund, P.O. Box 1713, Boston, MA 02105-1713 (10%).

     As of November 30, 2004, the following entities owned of record or beneficially more than 5% of the outstanding shares of the CORE U.S. Equity Fund: Class A Shares, Edward Jones & Co., 201 Progress Parkway, Maryland Heights, MO 63043-3009 (23%); Institutional Class Shares, State Street Bank & Trust, Goldman Sachs Profit Sharing Master Trust, P.O. Box 1992, Boston, MA 02105-1992 (15%).

     As of November 30, 2004, the following entities owned of record or beneficially more than 5% of the outstanding shares of the CORE Large Cap Growth Fund: Institutional Class Shares, State Street Bank & Trust Co., for the benefit of Goldman Sachs Growth & Income Strategy, Omnibus a/c CORE Large Cap Growth Fund, P.O. Box 1713, Boston, MA 02105-1713 (7%); Institutional Class Shares, State Street Bank & Trust Co., for the benefit of Goldman Sachs Growth Strategy, Omnibus a/c CORE Large Cap Growth Fund, P.O. Box 1713, Boston, MA 02105-1713 (11%); Institutional Class Shares, State Street Bank & Trust Co., for the benefit of Goldman Sachs Aggressive Growth, Omnibus a/c CORE Large Cap Growth Fund, P.O. Box 1713, Boston, MA 02105-1713 (5%); Class A Shares, Edward Jones & Co., 201 Progress Parkway, Maryland Heights, MO 63043-3009 (8%); Class A Shares, Charles Schwab & Co. Inc., special custody account for the benefit of customers, 101 Montgomery Street, San Francisco, CA 94104-4122 (5%).

     As of November 30, 2004, the following entities owned of record or beneficially more than 5% of the outstanding shares of the CORE Small Cap Equity Fund: Service Class Shares, Trustmark National Bank, for the benefit of various trust accounts, 248 E. Capitol Street, Jackson, MS 39201-2503 (5%); Service Class Shares, Trustmark National Bank, for the benefit of various trust accounts, 248 E. Capitol Street, Jackson, MS 39201-2503 (5%); Institutional Class Shares, State Street Bank & Trust Co., for the benefit of Goldman Sachs Growth & Income Strategy, Omnibus a/c CORE Small Cap Equity Fund, P.O. Box 1713, Boston, MA 02105-1713 (8%); Institutional Class Shares, State

Street Bank & Trust Co., for the benefit of Goldman Sachs Growth Strategy, Omnibus a/c CORE Small Cap Equity Fund, P.O. Box 1713, Boston, MA 02105-1713 (7%); Institutional Class Shares, State Street Bank & Trust, Goldman Sachs Profit Sharing Master Trust, Josiah Quincy Building 5N, 200 Newport Avenue, North Quincy, MA 02171-2102 (7%).

     As of November 30, 2004, the following entities owned of record or beneficially more than 5% of the outstanding shares of the CORE International Equity Fund: Class A Shares, IMS & Co., for the exclusive benefit of various IMS customers, P.O. Box 3865, Englewood, CO 80155-3865 (7%); Institutional Class Shares, State Street Bank and Trust Co., for the benefit of Goldman Sachs Growth & Income Strategy, Omnibus a/c CORE International Equity Fund, P.O. Box 1713, Boston, MA 02105-1713 (16%); Institutional Class Shares, State Street Bank and Trust Co., for the benefit of Goldman Sachs Growth Strategy, Omnibus a/c CORE International Equity Fund, P.O. Box 1713, Boston, MA 02105-1713 (16%); Institutional Class Shares, State Street Bank and Trust Co., for the benefit of Goldman Sachs Aggressive Growth, Omnibus a/c CORE International Equity Fund, P.O. Box 1713, Boston, MA 02105-1713 (9%); Institutional Class Shares, SEI Trust Company, c/o CBWM, One Freedom Valley Drive, Oaks, PA 19456 (7%).

     As of November 30, 2004, the following entity owned of record or beneficially more than 5% of the outstanding shares of the Capital Growth Fund: Class A Shares, Edward Jones & Co., 201 Progress Parkway, Maryland Heights, MO 63043-3009 (17%).

     As of November 30, 2004, the following entities owned of record or beneficially more than 5% of the outstanding shares of the Strategic Growth Fund: Class A Shares, Merrill Lynch, Pierce, Fenner & Smith, Inc., for the sole benefit of its customers, Goldman Sachs Funds, 4800 Deer Lake Drive East, Third Floor, Jacksonville, FL 32246-6484 (11%); Institutional Class Shares, Charles Schwab & Co. Inc., special custody account for the benefit of customers, 9601 E. Panorama Circle, Mailstop DEN2-02-52, Englewood, CO 80112-3441 (5%); Institutional Class Shares, Vanguard Fiduciary Trust Company, Goldman Sachs Funds, P.O. Box 2600, Valley Forge, PA 19482-2600 (8%); Institutional Class Shares, SEI Trust Company, c/o CBWM, One Freedom Valley Drive, Oaks, PA 19456 (8%).

     As of November 30, 2004, the following entity owned of record or beneficially more than 5% of the outstanding shares of the Growth Opportunities Fund: Class A Shares, Edward Jones & Co., 201 Progress Parkway, Maryland Heights, MO 63043-3009 (7%).

     As of November 30, 2004, the following entities owned of record or beneficially more than 5% of the outstanding shares of the Mid Cap Value Fund: Class A Shares, Edward Jones & Co., 201 Progress Parkway, Maryland Heights, MO 63043-3009 (11%); Class A Shares, Charles Schwab & Co. Inc., special custody account for the benefit of customers, 101 Montgomery Street, San Francisco, CA 94104-4122 (8%); Institutional Class Shares, State Street Bank & Trust, Goldman Sachs Profit Sharing Master Trust, P.O. Box 1992, Boston, MA 02105-1992 (12%).

     As of November 30, 2004, the following entity owned of record or beneficially more than 5% of the outstanding shares of the Small Cap Value Fund: Class A Shares, Edward Jones & Co., 201 Progress Parkway, Maryland Heights, MO 63043-3009 (9%).

     As of November 30, 2004, the following entities owned of record or beneficially more than 5% of the outstanding shares of the Large Cap Value Fund: Institutional Class Shares, A.G. Edwards Trust Company FSB, for the benefit of trust clients, P.O. Box 66734, Saint Louis, MO 63166-6734 (6%); State Street Bank & Trust, Goldman Sachs Profit Sharing Master Trust, Josiah Quincy Building 5N,

200 Newport Avenue, North Quincy, MA 02171-2102 (6%); Institutional Class Shares, SEI Trust Company, c/o CBWM, One Freedom Valley Drive, Oaks, PA 19456 (8%).

     As of November 30, 2004, the following entity owned of record or beneficially more than 5% of the outstanding shares of the International Equity Fund: Class A Shares, Edward Jones & Co., 201 Progress Parkway, Maryland Heights, MO 63043-3009 (21%).

     As of November 30, 2004, the following entities owned of record or beneficially more than 5% of the outstanding shares of the European Equity Fund: Class A Shares, Goldman Sachs & Co., for the benefit of its customer, 85 Broad Street, New York, NY 10004-2434 (8%); Institutional Class Shares, Goldman Sachs & Co., for the benefit of its customer, 85 Broad Street, New York, NY 10004-2434 (12%).

     As of November 30, 2004, the following entities owned of record or beneficially more than 5% of the outstanding shares of the International Growth Opportunities Fund: Class A Shares, Edward Jones & Co., 201 Progress Parkway, Maryland Heights, MO 63043-3009 (5%); Institutional Class Shares, Goldman Sachs & Co., for the benefit of its customer, 85 Broad Street, New York, NY 10004-2434 (23%); Institutional Class Shares, Goldman Sachs & Co., for the benefit of its customer, 85 Broad Street, New York, NY 10004-2434 (14%); Institutional Class Shares, Dane & Co., State Street Bank, for the benefit of its customer, P.O. Box 5496, Boston, MA 02206-5496 (11%).

     As of November 30, 2004, the following entities owned of record or beneficially more than 5% of the outstanding shares of the Emerging Markets Equity Fund: Institutional Class Shares, State Street Bank & Trust Co., for the benefit of Goldman Sachs Growth & Income Strategy, Omnibus a/c Emerging Markets Equity Fund, P.O. Box 1713, Boston, MA 02105-1713 (12%); Institutional Class Shares, State Street Bank & Trust Co., for the benefit of Goldman Sachs Growth Strategy, Omnibus a/c Emerging Markets Equity Fund, P.O. Box 1713, Boston, MA 02105-1713 (13%); Institutional Class Shares, State Street Bank & Trust Co., for the benefit of Goldman Sachs Aggressive Growth, Omnibus a/c Emerging Markets Equity Fund, 4900 Sears Tower, Chicago, IL 60606 (9%); Institutional Class Shares, Bost & Company, P.O. Box 3198, Pittsburgh, PA 15230-3198 (8%); Class A Shares, IMS & Co., for the exclusive benefit of IMS customers, P.O. Box 3865, Englewood, CO 80155-3865 (5%).

     As of November 30, 2004, the following entity owned of record or beneficially more than 5% of the outstanding shares of the Asia Growth Fund: Class A Shares, Edward Jones & Co., 201 Progress Parkway, Maryland Heights, MO 63043-3009 (13%).

     As of November 30, 2004, the following entity owned of record or beneficially more than 5% of the outstanding shares of the Research Select Fund: Class B Shares, First Clearing, LLC, special custody account for the exclusive benefit of customers, 10750 Wheat First Drive, Glen Allen, VA 23060-9245 (7%).

     As of November 30, 2004, the following entities owned of record or beneficially more than 5% of the outstanding shares of the Concentrated Growth Fund: Institutional Class Shares, Charles Schwab & Co. Inc., special custody account for the benefit of customers, 9601 E. Panorama Circle, Mailstop DEN2-02-52, Englewood, CO 80112-3441 (8%); Institutional Class Shares, Wells Fargo Bank, N.A., for the benefit of Alaska Railroad Corporation, P.O. Box 1533, Minneapolis, MN 55480-1533 (10%).

     The Act requires that where more than one series of shares exists, each series must be preferred over all other series in respect of assets specifically allocated to such series. In addition, Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless the interests of each series in the matter are substantially identical or the matter does not affect any interest of such series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of trustees from the separate voting requirements of Rule 18f-2.

     The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of the shareholders, either to one vote for each share or to one vote for each dollar of net asset value represented by such share on all matters presented to shareholders including the election of Trustees (this method of voting being referred to as “dollar based voting”). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees, if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.

     The Declaration of Trust provides for indemnification of Trustees, officers, employees and agents of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office or (ii) not to have acted in good faith in the reasonable belief that such person’s actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder’s acts or omissions or for some other reason, the shareholder or former shareholder (or the shareholder’s heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

     The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine, in their sole discretion, that such action is in the best interest of the Trust, such series, such class or their respective shareholders. The Trustees may consider such factors as they, in their sole discretion, deem appropriate in making such determination, including (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, series, or class or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on the business or operations of the Trust or series.

     The Declaration of Trust authorizes the Trustees, without shareholder approval, to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company with substantially the same investment objective, restrictions and policies.

     The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the provisions of the Declaration of Trust regarding amendments and supplements thereto; or (iv) that the Trustees determine to submit to shareholders.

     The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust’s shares (the “Series Trustees”). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. To the extent provided by the Trustees in the appointment of Series Trustees, the Series Trustees may have, to the exclusion of any other Trustees of the Trust, all the powers and authorities of Trustees under the Declaration of Trust with respect to such Series or Class, but may have no power or authority with respect to any other series or class.

Shareholder and Trustee Liability

     Under Delaware Law, the shareholders of the Funds are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in other states. As a result, to the extent that a Delaware statutory trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware statutory trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of a series. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a series of the Trust. The Declaration of Trust provides for indemnification by the relevant series for all loss suffered by a shareholder as a result of an obligation of the series. The Declaration of Trust also provides that a series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders of a Delaware statutory trust is remote.

     In addition to the requirements under Delaware law, the Declaration of Trust provides that shareholders of a series may bring a derivative action on behalf of the series only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the series, or 10% of the outstanding shares of the class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the series for the expense of any such advisers in the event that the Trustees determine not to bring such action.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

TAXATION

     The following is a summary of the principal U.S. federal income, and certain state and local, tax considerations regarding the purchase, ownership and disposition of shares in each Fund of the Trust. This summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in each Fund. The summary is based on the laws in effect on the date of this Additional Statement, which are subject to change.

General

     Each Fund is a separate taxable entity. Each Fund has elected to be treated and intends to qualify for each taxable year as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code.

     There are certain tax requirements that all Funds must follow in order to avoid federal taxation. In their efforts to adhere to these requirements, the Funds may have to limit their investment activities in some types of instruments. Qualification as a regulated investment company under the Code requires, among other things, that (i) a Fund derive at least 90% of its gross income for its taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the “90% gross income test”); and (ii) such Fund diversify its holdings so that, at the close of each quarter of its taxable year, (a) at least 50% of the market value of such Fund’s total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of such Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses. For purposes of the 90% gross income test, income that a Fund earns from equity interests in certain entities that are not treated as corporations (e.g., partnerships or trusts) for U.S. tax purposes will generally have the same character for such Fund as in the hands of such an entity; consequently, a Fund may be required to limit its equity investments in such entities that earn fee income, rental income, or other nonqualifying income. In addition, future Treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from foreign currency transactions that are not directly related to a Fund’s principal business of investing in stock or securities or options and futures with respect to stock or securities. Using foreign currency positions or entering into foreign currency options, futures and forward or swap contracts for purposes other than hedging currency risk with respect to securities in a Fund’s portfolio or anticipated to be acquired may not qualify as “directly-related” under these tests.

     If a Fund complies with such provisions, then in any taxable year in which such Fund distributes, in compliance with the Code’s timing and other requirements, at least 90% of its “investment company taxable income” (which includes dividends, taxable interest, taxable accrued original issue discount and market discount income, income from securities lending, any net short-term capital gain in excess of net long-term capital loss, certain net realized foreign exchange gains and any other taxable income other than “net capital gain,” as defined below, and is reduced by deductible expenses), and at least 90% of the excess of its gross tax-exempt interest income (if any) over certain disallowed deductions, such Fund (but not its shareholders) will be relieved of federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if a Fund retains any investment company taxable income or “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), it will be subject to a tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by the amount of undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by the Fund on that amount of net capital gain. Each Fund intends to distribute for each taxable year to its shareholders all or substantially all of its investment company taxable income, net capital gain and any net tax-exempt interest. Exchange control or other foreign laws, regulations or practices may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors such as the CORE International Equity, International Equity, European Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity or Asia Growth Funds and may therefore make it more difficult for such a Fund to satisfy the distribution requirements described above, as well as the excise tax distribution requirements described below. However, each Fund generally expects to be able to obtain sufficient cash to satisfy such requirements from new investors, the sale of securities or other sources. If for any taxable year a Fund does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rates, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

     In order to avoid a 4% federal excise tax, each Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for the previous year that were not distributed for such year and on which the Fund paid no federal income tax. For federal income tax purposes, dividends declared by a Fund in October, November or December to shareholders of record on a specified date in such a month and paid during January of the following year are taxable to such shareholders as if received on December 31 of the year declared. Each Fund anticipates that it will generally make timely distributions of income and capital gains in compliance with these requirements so that they will generally not be required to pay the excise tax. For federal income tax purposes, each Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. At August 31, 2004, the following Funds had capital loss carryforwards approximating the amount indicated for federal tax purposes, expiring in the year indicated:

	Capital Loss
Fund	Carryforward	Expiration
Balanced	$11,247,662	2011
Growth and Income	27,470,202	2010
	64,769,215	2011
CORE Large Cap Value	5,811,638	2011
CORE U.S. Equity	28,584,751	2010
	78,171,486	2011
CORE Large Cap Growth	156,789,602	2010
	145,633,770	2011
CORE International Equity	26,264,248	2010
	51,926,044	2011
Capital Growth	196,695,306	2010
	264,243,165	2011
Strategic Growth	14,302,712	2010
	31,652,440	2011
	13,060,848	2012
Growth Opportunities	83,409,757	2011
Large Cap Value	4,121,212	2011
International Equity	4,358,148	2009
	192,154,207	2010
	317,735,173	2011
	69,824,062	2012
European Equity	17,749,195	2010
	14,916,016	2011
	2,942,920	2012
Japanese Equity	19,739,612	2010
	5,228,295	2011
	1,408,407	2012
International Growth Opportunities	100,164,756	2010
	51,047,001	2011
Emerging Markets Equity	11,729,593	2010
	6,947,278	2011
Asia Growth	1,884,772	2005
	62,653,847	2006
	2,489,328	2007
	3,727,234	2009
	15,182,667	2010
	525,255	2011
Research Select	219,759,020	2010
	230,211,382	2011

These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations.

     Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Certain of the futures contracts, forward contracts and options held by a Fund will be required to be “marked-to-market” for federal income tax purposes, that is, treated as having been sold at their fair market value on the last day of the Fund’s taxable year. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of these futures contracts, forward contracts, or options will (except for certain foreign currency options, forward contracts, and futures contracts) be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. As a result of certain hedging transactions entered into by a Fund, the Fund may be required to defer the recognition of losses on futures contracts, forward contracts, and options or underlying securities or foreign currencies to the extent of any unrecognized gains on related positions held by such Fund and the characterization of gains or losses as long-term or short-term may be changed. The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing and character of a Fund’s distributions to shareholders. Application of certain requirements for qualification as a regulated investment company and/or these tax rules to certain investment practices, such as dollar rolls, or certain derivatives such as interest rate swaps, floors, caps and collars and currency, total return, mortgage or index swaps may be unclear in some respects, and a Fund may therefore be required to limit its participation in such transactions. Certain tax elections may be available to a Fund to mitigate some of the unfavorable consequences described in this paragraph.

     Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions and instruments that may affect the amount, timing and character of income, gain or loss recognized by a Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment. If a net foreign exchange loss treated as ordinary loss under Section 988 of the Code were to exceed a Fund’s investment company taxable income (computed without regard to such loss) for a taxable year, the resulting loss would not be deductible by the Fund or its shareholders in future years. Net loss, if any, from certain foregoing currency transactions or instruments could exceed net investment income otherwise calculated for accounting purposes with the result being either no dividends being paid or a portion of a Fund’s dividends being treated as a return of capital for tax purposes, nontaxable to the extent of a shareholder’s tax basis in his shares and, once such basis is exhausted, generally giving rise to capital gains.

     A Fund’s investment in zero coupon securities, deferred interest securities, certain structured securities or other securities bearing original issue discount or, if a Fund elects to include market discount in income currently, market discount, as well as any “marked-to-market” gain from certain options, futures or forward contracts, as described above, will generally cause it to realize income or gain prior to the receipt of cash payments with respect to these securities or contracts. In order to obtain cash to enable it to distribute this income or gain, maintain its qualification as a regulated investment company and avoid federal income or excise taxes, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

     Each Fund anticipates that it will be subject to foreign taxes on its income (possibly including, in some cases, capital gains) from foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If, as may occur for the CORE International Equity, International Equity, European Equity, Japanese Equity, International Growth Opportunities, Emerging

Markets Equity and Asia Growth Funds, more than 50% of a Fund’s total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund would be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund that are treated as income taxes under U.S. tax regulations (which excludes, for example, stamp taxes, securities transaction taxes, and similar taxes) even though not actually received by such shareholders, and (ii) treat such respective pro rata portions as foreign income taxes paid by them.

     If the CORE International Equity, International Equity, European Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity and Asia Growth Funds make this election, their respective shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. federal income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign taxes paid by a Fund, although such shareholders will be required to include their share of such taxes in gross income if the election is made.

     If a shareholder chooses to take credit for the foreign taxes deemed paid by such shareholder as a result of any such election by the CORE International Equity, International Equity, European Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity or Asia Growth Funds, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken which the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his entire taxable income. For this purpose, distributions from long-term and short-term capital gains or foreign currency gains by a Fund will generally not be treated as income from foreign sources. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which have different effects depending upon each shareholder’s particular tax situation, certain shareholders of the CORE International Equity, International Equity, European Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity and Asia Growth Funds may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by such Fund even if the election is made by that Fund.

     Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. Each year, if any, that the CORE International Equity, International Equity, European Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity or Asia Growth Funds file the election described above, shareholders will be notified of the amount of (i) each shareholder’s pro rata share of qualified foreign taxes paid by a Fund and (ii) the portion of Fund dividends which represents income from each foreign country. The other Funds will not be entitled to elect to pass foreign taxes and associated credits or deductions through to their shareholders because they will not satisfy the 50% requirement described above. If a Fund cannot or does not make this election, it may deduct such taxes in computing the amount it is required to distribute.

     If a Fund acquires stock (including, under proposed regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. In some cases, elections may be available that would ameliorate these adverse tax consequences, but such elections would require the Fund to include each year certain amounts as income or gain (subject to the distribution requirements described above) without a concurrent receipt of cash. Each Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

     Investments in lower-rated securities may present special tax issues for a Fund to the extent actual or anticipated defaults may be more likely with respect to such securities. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a Fund, in the event it invests in such securities, in order to seek to eliminate or minimize any adverse tax consequences.

Taxable U.S. Shareholders - Distributions

     For U.S. federal income tax purposes, distributions by a Fund, whether reinvested in additional shares or paid in cash, generally will be taxable to shareholders who are subject to tax. Shareholders receiving a distribution in the form of newly issued shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash they would have received had they elected to receive cash and will have a cost basis in each share received equal to such amount divided by the number of shares received.

     In general, distributions from investment company taxable income for the year will be taxable as ordinary income. However, distributions to noncorporate shareholders attributable to dividends received by the Funds from U.S. and certain foreign corporations will generally be taxed at the long-term capital gain rate (described below), as long as certain other requirements are met. For these lower rates to apply, the noncorporate shareholders must have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date and the Fund must also have owned the underlying stock for this same period beginning 60 days before the ex-dividend date for the stock. The amount of a Fund’s distributions that qualify for these lower rates may be reduced as a result of a Fund’s securities lending activities. Distributions designated as derived from a Fund’s dividend income, if any, that would be eligible for the dividends-received deduction if such Fund were not a regulated investment company may be eligible for the dividends received deduction for corporate shareholders. The dividends-received deduction, if available, is reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days. The dividends-received deduction may also be reduced as a result of a Fund’s securities lending activities. Because eligible dividends are limited to those a Fund receives from U.S. domestic corporations, it is unlikely that a substantial portion of the distributions made by the CORE International Equity, International Equity, European Equity, Japanese Equity, International Growth Opportunities, Asia Growth and Emerging Markets Equity Funds will qualify for the dividends-received deduction. The entire dividend, including the deducted amount, is considered in determining the excess, if any, of a corporate shareholder’s adjusted current earnings over its alternative minimum taxable income, which may increase its liability for the federal alternative minimum tax, and the dividend may, if it is treated as an “extraordinary dividend” under the Code, reduce such shareholder’s tax basis in its shares of a Fund. Capital gain dividends (i.e., dividends from net capital gain) if designated as such in a written notice to shareholders mailed not later than 60 days after a Fund’s taxable year closes, will be taxed to shareholders as long-term capital gain regardless of how long shares have been held by shareholders, but are not eligible for the dividends-received deduction for corporations. Such long-term capital gain attributable to Fund sales and exchanges will be taxed at a maximum rate of 15% (5% for those shareholders in the 10% or 15% tax brackets). Distributions, if any, that are in excess of a Fund’s current and accumulated earnings and profits will first reduce a shareholder’s tax basis in his shares and, after such basis is reduced to zero, will generally constitute capital gains to a shareholder who holds his shares as capital assets.

     Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Taxable U.S. Shareholders - Sale of Shares

     When a shareholder’s shares are sold, redeemed or otherwise disposed of in a transaction that is treated as a sale for tax purposes, the shareholder will generally recognize gain or loss equal to the difference between the shareholder’s adjusted tax basis in the shares and the cash, or fair market value of any property, received. (To aid in computing its tax basis, a shareholder should generally retain its account statement for the period that it held shares). If the shareholder holds the shares as a capital asset at the time of sale, the character of the gain or loss should be capital, and treated as long-term if the shareholder’s holding period is more than one year, and short-term otherwise. In general, the maximum long-term capital gain rate is 15% for capital gains on assets held more than one year (5% for those shareholders in the 10% or 15% tax brackets). Shareholders should consult their own tax advisers with reference to their particular circumstances to determine whether a redemption (including an exchange) or other disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in this discussion. If a shareholder receives a capital gain dividend with respect to shares and such shares have a tax holding period of six months or less at the time of a sale or redemption of such shares, then any loss the shareholder realizes on the sale or redemption will be treated as a long-term capital loss to the extent of such capital gain dividend. All or a portion of any sales load paid upon the purchase of shares of a Fund will not be taken into account in determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent the redemption proceeds are reinvested, or the exchange is effected, without payment of an additional sales load pursuant to the reinvestment or exchange privilege. The load not taken into account will be added to the tax basis of the newly-acquired shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of such Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

     Each Fund may be required to withhold, as “backup withholding,” federal income tax at a 28% rate from dividends (including capital gain dividends) and share redemption and exchange proceeds to individuals and other non-exempt shareholders who fail to furnish such Fund with a correct taxpayer identification number (“TIN”) certified under penalties of perjury, or if the Internal Revenue Service or a broker notifies the Fund that the payee is subject to backup withholding as a result of failing to properly report interest or dividend income to the Internal Revenue Service or that the TIN furnished by the payee to the Fund is incorrect, or if (when required to do so) the payee fails to certify under penalties of perjury that it is not subject to backup withholding. A Fund may refuse to accept an application that does not contain any required TIN or certification that the TIN provided is correct. If the backup withholding provisions are applicable, any such dividends and proceeds, whether paid in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability. If a shareholder does not have a TIN, it should apply for one immediately by contacting its local office of the Social Security Administration or the Internal Revenue Service (IRS). Backup withholding could apply to payments relating to a shareholder’s account while it is waiting receipt of a TIN. Special rules apply for certain entities. For example, for an account established under a Uniform Gifts or Transfer to Minors Act, the TIN of the minor should be furnished. In addition, non-US shareholders will be required to provide the Fund with the proper IRS Form W-8 or appropriate substitute (as discussed below) in order to avail themselves of this withholding tax exemption.

Sunset of Tax Provisions

     Some of the tax provisions described above are subject to sunset provisions. Specifically, a sunset provision provides that the 15% long-term capital gain rate and the taxation of dividends at the long-term capital gain rate will revert back to a prior version of these provisions in the Code for taxable years beginning after December 31, 2008.

Non-U.S. Shareholders

     The discussion above relates solely to U.S. federal income tax law as it applies to “U.S. persons” subject to tax under such law. For distributions attributable to a Fund’s taxable year beginning before January 1, 2005 or after December 31, 2007, shareholders who, as to the United States, are not “U.S. persons,” (i.e., are nonresident aliens, foreign corporations, fiduciaries of foreign trusts or estates, foreign partnerships or other non-U.S. investors) generally will be subject to U.S. federal withholding tax at the rate of 30% on distributions treated as ordinary income unless the tax is reduced or eliminated pursuant to a tax treaty or the distributions are effectively connected with a U.S. trade or business of the shareholder. Under recent changes to the Code, for distributions attributable to a Fund’s taxable year beginning after December 31, 2004 and before January 1, 2008, non-U.S. shareholders generally will not be subject to withholding tax on distributions attributable to “portfolio interest” or short-term capital gains unless (1) the distributions are effectively connected with a U.S. trade or business of the shareholder, or (2) with respect to short-term capital gains, the shareholder is a nonresident alien individual who is present in the United States for 183 days or more during the taxable year and certain other conditions are met. If the distributions are effectively connected with a U.S. trade or business of a shareholder, then distributions will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations.

     Distributions of net capital gain, including amounts retained by a Fund which are designated as undistributed capital gains, to a non-U.S. shareholder will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with the shareholder’s trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Non-U.S. shareholders may also be subject to U.S. federal withholding tax on deemed income resulting from any election by CORE International Equity, International Equity, European Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity or Asia Growth Funds to treat qualified foreign taxes it pays as passed through to shareholders (as described above), but they may not be able to claim a U.S. tax credit or deduction with respect to such taxes.

     Any capital gain realized by a non-U.S. shareholder upon a sale or redemption of shares of a Fund will not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder’s trade or business in the U.S., or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met.

     Non-U.S. persons who fail to furnish a Fund with the proper IRS Form W-8 (i.e., W-8 BEN, W-8 ECI, W-8 IMY or W-8 EXP) or an acceptable substitute may be subject to backup withholding at a 28% rate from dividends (including capital gain dividends) and the proceeds of redemptions and exchanges. Also, non-U.S. shareholders may be subject to estate tax. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of and receipt of distributions from the Funds.

State and Local

     Each Fund may be subject to state or local taxes in jurisdictions in which such Fund may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of such Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in such Fund may have tax consequences for shareholders different from those of a direct investment in such Fund’s portfolio securities. Shareholders should consult their own tax advisers concerning these matters.

FINANCIAL STATEMENTS

     The audited financial statements and related reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, contained in each Fund’s 2004 Annual Report are hereby incorporated by reference. The financial statements in each Fund’s Annual Report have been incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. No other parts of any Annual Report are incorporated by reference herein. A copy of the Annual Reports may be obtained upon request and without charge by writing Goldman, Sachs & Co., P.O. Box 06050, Chicago, Illinois 60606 or by calling Goldman, Sachs & Co., at the telephone number on the back cover of each Fund’s Prospectus.

PROXY VOTING

     The Trust, on behalf of the Funds, has delegated the voting of portfolio securities to the Investment Adviser. The Investment Adviser has adopted policies and procedures (the “Policy”) for the voting of proxies on behalf of client accounts for which the Investment Adviser has voting discretion, including the Funds. Under the Policy, the Investment Adviser’s guiding principles in performing proxy voting are to make decisions that: (i) favor proposals that tend to maximize a company’s shareholder value; and (ii) are not influenced by conflicts of interest. These principles reflect the Investment Adviser’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

     The principles and positions reflected in the Policy are designed to guide the Investment Adviser in voting proxies, and not necessarily in making investment decisions. Senior management of the Investment Adviser will periodically review the Policy to ensure that it continues to be consistent with the Investment Adviser’s guiding principles.

Public Equity Investments. To implement these guiding principles for investments in publicly-traded equities, the Investment Adviser follows proxy voting guidelines (the “Guidelines”) developed by Institutional Shareholder Services (“ISS”), except in certain circumstances, which are generally described below. The Guidelines embody the positions and factors the Investment Adviser generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among others, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Attached as Appendix B is a summary of the Guidelines.

     ISS has been retained to review proxy proposals and make voting recommendations in accordance with the Guidelines. While it is the Investment Adviser’s policy generally to follow the Guidelines and recommendations from ISS, the Investment Adviser’s portfolio management teams (“Portfolio Management Teams”) retain the authority on any particular proxy vote to vote differently from the Guidelines or a related ISS recommendation, in keeping with their different investment philosophies and processes. Such decisions, however, remain subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and recommendations from ISS.

     In addition to assisting the Investment Adviser in developing substantive proxy voting positions, ISS also updates and revises the Guidelines on a periodic basis, and the revisions are reviewed by the Investment Adviser to determine whether they are consistent with the Investment Adviser’s guiding principles. ISS also assists the Investment Adviser in the proxy voting process by providing operational, recordkeeping and reporting services.

     The Investment Adviser is responsible for reviewing its relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS. The Investment Adviser may hire other service providers to replace or supplement ISS with respect to any of the services the Investment Adviser currently receives from ISS.

     The Investment Adviser has implemented procedures that are intended to prevent conflicts of interest from influencing proxy voting decisions. These procedures include the Investment Adviser’s use of ISS as an independent third party, a review and approval process for individual decisions that do not follow ISS’s recommendations, and the establishment of information barriers between the Investment Adviser and other businesses within The Goldman Sachs Group, Inc.

Fixed Income and Private Investments. Voting decisions with respect to fixed income securities and the securities of privately held issuers generally will be made by a Fund’s managers based on their assessment of the particular transactions or other matters at issue.

     Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on or through the Funds’ website at http://www.gs.com/funds and on the SEC’s website at http://www.sec.gov.

PAYMENTS TO INTERMEDIARIES

     The Investment Adviser, Distributor and/or their affiliates may make payments to Authorized Dealers, Service Organizations and other financial intermediaries (“Intermediaries”) from time to time to promote the sale, distribution and/or servicing of shares of the Funds. These payments (“Additional Payments”) are made out of the Investment Adviser’s, Distributor’s and/or their affiliates own assets, and are not an additional charge to the Funds or their shareholders. The Additional Payments are in addition to the distribution and service fees paid by the Funds described in the Funds’ Prospectuses and this Additional Statement, and are also in addition to the sales commissions payable to Intermediaries as set forth in the Prospectuses.

     These Additional Payments are intended to compensate Intermediaries for, among other things: marketing shares of the Funds, which may consist of payments relating to Funds included on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the Intermediaries; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; “finders” or “referral fees” for directing investors to the Funds; marketing support fees for providing assistance in promoting the sale of Fund shares (which may include promotions in communications with the Intermediaries’ customers, registered representatives and salespersons); and/or other specified services intended to assist in the distribution and marketing of the Funds. In addition, the Investment Adviser, Distributor and/or their affiliates may make Additional Payments (including through sub-transfer agency and networking agreements) for subaccounting, administrative and/or shareholder processing services that are in addition to the transfer agent, shareholder administration, servicing and processing fees paid by the Funds. The Additional Payments made by the Investment Adviser, Distributor and their affiliates may be a fixed dollar amount; may be based on the number of customer accounts maintained by an Intermediary; may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary involved; or may be calculated on another basis. Furthermore, the Investment Adviser, Distributor and/or their affiliates may, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The Investment Adviser, Distributor and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs subject to applicable NASD regulations. The amount of these Additional Payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Intermediaries.

     The Additional Payments made by the Investment Adviser, Distributor and/or their affiliates may be different for different Intermediaries. The presence of these Additional Payments and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend Funds based, at least in part, on the level of compensation paid. Shareholders should contact their Authorized Dealer or Intermediary for more information about the payments they receive and any potential conflicts of interest.

OTHER INFORMATION

Selective Disclosure of Portfolio Holdings

     The Board of Trustees of the Trust and the Investment Adviser have adopted a policy on selective disclosure of portfolio holdings. The policy provides that neither a Fund nor its Investment Adviser, Distributor or any agent, or any employee thereof (“Fund Representative”) will disclose a Fund’s portfolio holdings information to any person other than in accordance with the policy. For purposes of the policy, “portfolio holdings information” means the Fund’s actual portfolio holdings, as well as nonpublic information about its trading strategies or pending transactions. Under the policy, neither a Fund nor any Fund Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. A Fund Representative may provide portfolio holdings information to third parties if such information has been included in the Fund’s public filings with the SEC or is disclosed on the Funds’ publicly accessible website. Information posted on the Fund’s website may be separately provided to any person commencing the day after it is first published on the Funds’ website.

     Portfolio holdings information that is not filed with the SEC or posted on the publicly available website may be provided to third parties only if the third party recipients are required to keep all portfolio holdings information confidential and are prohibited from trading on the information they receive. Disclosure to such third parties must be approved in advance by the Investment Advisor’s legal or compliance department. Disclosure to providers of auditing, custody, proxy voting and other similar services for the Funds, as well as rating and ranking organizations, will generally be permitted; however, information may be disclosed to other third parties (including, without limitation, individuals, institutional investors, and intermediaries that sell shares of the Fund,) only upon approval by the Fund’s Chief Compliance Officer, who must first determine that the Fund has a legitimate business purpose for doing so and check with the Fund Transfer Agent to ascertain whether the third party has been identified as an excessive trader. In general, each recipient of non-public portfolio holdings information must sign a confidentiality and non-trading agreement, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality. In accordance with the policy, the identity of those recipients who receive non-public portfolio holdings information on an ongoing basis is as follows: the Investment Advisers and their affiliates, the Funds’ independent registered public accounting firm, the Funds’ custodian, the Funds’ legal counsel- Drinker Biddle & Reath LLP, the Funds’ financial printer- Bowne, the Funds’ proxy voting service- ISS and Elkins/McSherry LLC. These entities are obligated to keep such information confidential. Third party providers of custodial or accounting services to the Funds may release non-public portfolio holdings information of the Funds only with the permission of Fund Representatives. From time to time portfolio holdings information may be provided to broker-dealers solely in connection with a Fund seeking portfolio securities trading suggestions. In providing this information reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

     The Equity Funds currently intend to publish on their website (http://www.gs.com/funds) complete portfolio holdings for each Equity Fund as of the end of each calendar quarter subject to a fifteen calendar day lag between the date of the information and the date on which the information is disclosed. In addition, the Equity Funds intend to publish on their website month-end top ten holdings subject to a ten calendar day lag between the date of the information and the date on which the information is disclosed. The non-money market fixed income Funds currently intend to publish complete portfolio holdings on their website as of the end of each fiscal quarter, subject to a thirty calendar day lag, and to post selected holdings information monthly on a ten calendar day lag. Certain money market funds will publish on their website complete portfolio holdings monthly subject to a thirty calendar day lag. A Fund may publish on the website complete portfolio holdings information more frequently if it has a legitimate business purpose for doing so.

     Under the policy, Fund Representatives will initially supply the Board of the Trustees with a list of third parties who receive portfolio holdings information pursuant to any ongoing arrangement. In addition, the Board is to receive information, on a quarterly basis, regarding any other disclosures of non-public portfolio holdings information that were permitted during the preceding quarter. In addition, the Board of Trustees is to approve at its meetings a list of Fund Representatives who are authorized to disclose portfolio holdings information under the policy. As of the date of this Additional Statement, only certain officers of the Trust as well as certain senior members of the compliance and legal groups of the Investment Adviser have been approved by the Board of Trustees to authorize disclosure of portfolio holdings information.

Miscellaneous

     Each Fund will redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Each Fund, however, reserves the right to pay redemptions exceeding $250,000 or 1% of the net asset value of the Fund at the time of redemption by a distribution in kind of securities (instead of cash) from such Fund. The securities distributed in kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Fund’s net asset value per share. See “Net Asset Value.” If a shareholder receives redemption proceeds in kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

     The right of a shareholder to redeem shares and the date of payment by each Fund may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for such Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders of such Fund. (The Trust may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.)

     As stated in the Prospectuses, the Trust may authorize Service Organizations, Authorized Dealers and other institutions that provide recordkeeping, reporting and processing services to their customers to accept on the Trust’s behalf purchase, redemption and exchange orders placed by or on behalf of their customers and, if approved by the Trust, to designate other intermediaries to accept such orders. These institutions may receive payments from the Trust or Goldman Sachs for their services. Certain Service Organizations, Authorized Dealers or institutions may enter into sub-transfer agency agreements with the Trust or Goldman Sachs with respect to their services.

     In the interest of economy and convenience, the Trust does not issue certificates representing the Funds’ shares. Instead, the Transfer Agent maintains a record of each shareholder’s ownership. Each shareholder receives confirmation of purchase and redemption orders from the Transfer Agent. Fund shares and any dividends and distributions paid by the Funds are reflected in account statements from the Transfer Agent.

     The Prospectuses and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

     Statements contained in the Prospectuses or in this Additional Statement as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

DISTRIBUTION AND SERVICE PLANS
(Class A Shares, Class B Shares and Class C Shares Only)

     Distribution and Service Plans. As described in the Prospectuses, the Trust has adopted, on behalf of Class A, Class B and Class C Shares of each Fund, distribution and service plans (each a “Plan”). See “Shareholder Guide - Distribution and Service Fees” in the Prospectus. The distribution fees payable under the Plans are subject to Rule 12b-1 under the Act, and finance distribution and other services that are provided to investors in the Funds, and enable the Funds to offer investors the choice of investing in either Class A, Class B or Class C Shares when investing in the Funds. In addition, distribution fees payable under the Plans may be used to assist the Funds in reaching and maintaining asset levels that are efficient for the Funds’ operations and investments.

     The Plans for each Fund were most recently approved by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Plans, cast in person at a meeting called for the purpose of approving the Plans on May 5, 2004.

     The compensation for distribution services payable under a Plan to Goldman Sachs may not exceed 0.25%, 0.75% and 0.75%, per annum of a Fund’s average daily net assets attributable to Class A, Class B and Class C Shares respectively, of such Fund. Under the Plans for Class B and Class C Shares, Goldman Sachs is also entitled to receive a separate fee for personal and account maintenance services equal on an annual basis to 0.25% of each Fund’s average daily net assets attributable to Class B or Class C Shares. With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Plan for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on “service fees” imposed by the NASD.

     Each Plan is a compensation plan which provides for the payment of a specified fee without regard to the expenses actually incurred by Goldman Sachs. If such fee exceeds Goldman Sachs’ expenses, Goldman Sachs may realize a profit from these arrangements. The distribution fees received by Goldman Sachs under the Plans and CDSC on Class A, Class B and Class C Shares may be sold by Goldman Sachs as distributor to entities which provide financing for payments to Authorized Dealers in respect of sales of Class A, Class B and Class C Shares. To the extent such fees are not paid to such dealers, Goldman Sachs may retain such fees as compensation for its services and expenses of distributing the Funds’ Class A, Class B and Class C Shares.

     Under each Plan, Goldman Sachs, as distributor of each Fund’s Class A, Class B and Class C Shares, will provide to the Trustees of the Trust for their review, and the Trustees of the Trust will review at least quarterly, a written report of the services provided and amounts expended by Goldman Sachs under the Plans and the purposes for which such services were performed and expenditures were made.

     The Plans will remain in effect until June 30, 2005 and from year to year thereafter, provided that such continuance is approved annually by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Plans. The Plans may not be amended to increase materially the amount of distribution compensation without approval of a majority of the outstanding Class A, Class B or Class C Shares of the affected Fund and affected share class, but may be amended without shareholder approval to increase materially the amount of non-distribution compensation. All material amendments of a Plan must also be approved by the Trustees of the Trust in the manner described above. A Plan may be terminated at any time as to any Fund without payment of any penalty by a vote of a majority of the non-interested Trustees of the Trust or by vote of a majority of the Class A, Class B or Class C Shares, respectively, of the affected Fund and affected share class. If a Plan was terminated by the Trustees of the Trust and no successor plan was adopted, the Fund would cease to make payments to Goldman Sachs under the Plan and Goldman Sachs would be unable to recover the amount of any of its unreimbursed expenditures. So long as a Plan is in effect, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of the non-interested Trustees of the Trust. The Trustees of the Trust have determined that in their judgment there is a reasonable likelihood that the Plans will benefit the Funds and their Class A, Class B and Class C Shareholders.

The following chart shows the distribution and service fees paid to Goldman Sachs for the fiscal years ended August 31, 2004, August 31, 2003 and August 31, 2002 by each Fund then in existence pursuant to the Class A Plan:

	Fiscal year ended	Fiscal year ended	Fiscal year ended
	August 31,	August 31,	August 31,
	2004	2003	2002
Balanced Fund	$392,563	$274,964	$269,964
Growth and Income Fund	1,345,021	794,740	821,176
CORE Large Cap Value Fund	234,638	172,010	209,840
CORE U.S. Equity Fund	976,536	821,357	1,064,674
CORE Large Cap Growth Fund	319,044	310,676	493,748
CORE Small Cap Equity Fund	248,630	179,960	134,618
CORE International Equity Fund	471,015	380,968	444,633
Capital Growth Fund	3,575,375	3,462,450	4,532,390
Strategic Growth Fund	430,747	318,862	310,228
Growth Opportunities Fund	1,365,833	907,973	1,158,531
Mid Cap Value Fund	1,740,117	945,970	533,594
Small Cap Value Fund	2,037,564	1,077,753	818,069
Large Cap Value Fund	650,190	531,232	496,023
International Equity Fund	1,452,991	1,885,790	3,835,806
European Equity Fund	108,349	145,307	278,764
Japanese Equity Fund	154,488	79,713	84,979
International Growth Opportunities Fund	170,148	172,388	441,218
Emerging Markets Equity Fund	144,111	100,600	137,091
Asia Growth Fund	179,422	126,651	160,617
Research Select Fund	241,644	270,625	545,134
Concentrated Growth Fund[1]	147,191	63,758	N/A

[1]	The Class A Share class of the Concentrated Growth Fund commenced operations on September 3, 2002.

     The following chart shows the distribution and service fees paid to Goldman Sachs for the fiscal years ended August 31, 2004, August 31, 2003 and August 31, 2002 by each Fund then in existence pursuant to the Class B Plan:

	Fiscal year ended	Fiscal year ended	Fiscal year ended
	August 31,	August 31,	August 31,
	2004	2003	2002
Balanced Fund	$307,402	$243,470	$270,391
Growth and Income Fund	907,535	750,181	904,906
CORE Large Cap Value Fund	194,296	171,821	217,615
CORE U.S. Equity Fund	1,233,382	1,153,400	1,639,313
CORE Large Cap Growth Fund	896,993	891,678	1,411,285
CORE Small Cap Equity Fund	211,060	158,624	184,885
CORE International Equity Fund	64,791	55,226	73,281
Capital Growth Fund	2,199,289	2,212,418	3,095,070
Strategic Growth Fund	122,165	95,957	130,115
Growth Opportunities Fund	914,415	698,500	797,978
Mid Cap Value Fund	1,329,226	957,272	647,422
Small Cap Value Fund	1,117,451	766,905	614,781
Large Cap Value Fund	157,572	119,329	114,241
International Equity Fund	273,284	267,241	406,167
European Equity Fund	21,366	15,966	23,506
Japanese Equity Fund	19,852	14,045	19,804
International Growth Opportunities Fund	25,946	11,311	14,922
Emerging Markets Equity Fund	26,205	12,335	14,663
Asia Growth Fund	40,251	26,090	34,930
Research Select Fund	1,292,248	1,362,744	2,351,692
Concentrated Growth Fund[1]	889	578	N/A

[1]	The Class B Share class of the Concentrated Growth Fund commenced operations on September 3, 2002.

     The following chart shows the distribution and service fees paid to Goldman Sachs for the fiscal years ended August 31, 2004, August 31, 2003 and August 31, 2002 by each Fund then in existence pursuant to the Class C Plan:

	Fiscal year	Fiscal year	Fiscal year
	ended	ended	ended
	August 31,	August 31,	August 31,
	2004	2003	2002
Balanced Fund	$59,363	$53,285	$64,367
Growth and Income Fund	112,796	88,818	99,803
CORE Large Cap Value Fund	157,681	119,700	137,463
CORE U.S. Equity Fund	395,621	344,787	434,756
CORE Large Cap Growth Fund	355,785	365,173	630,630
CORE Small Cap Equity Fund	205,727	120,424	106,635
CORE International Equity Fund	40,209	35,978	44,562
Capital Growth Fund	987,401	952,934	1,230,690
Strategic Growth Fund	118,400	60,364	65,376
Growth Opportunities Fund	695,828	507,514	529,783
Mid Cap Value Fund	728,726	448,507	258,454
Small Cap Value Fund	1,115,463	541,674	300,258
Large Cap Value Fund	125,622	61,618	43,587
International Equity Fund	159,519	126,897	157,717
European Equity Fund	10,309	7,718	9,822
Japanese Equity Fund	20,400	19,414	24,838
International Growth Opportunities Fund	30,546	13,574	16,297
Emerging Markets Equity Fund	11,134	6,981	6,943
Asia Growth Fund	15,542	9,490	11,145
Research Select Fund	531,911	644,149	1,269,306
Concentrated Growth Fund[1]	2,352	96	N/A

[1]	The Class C Share class of the Concentrated Growth Fund commenced operations on September 3, 2002.

     During the fiscal year ended August 31, 2004, Goldman Sachs incurred the following expenses in connection with distribution under the Class A Plan of each applicable Fund with Class A Shares then in existence:

		Compensation and			Preparation and
		Expenses of the	Allocable Overhead,	Printing and Mailing of	Distribution of Sales
	Compensation to	Distributor and Its Sale	Telephone and Travel	Prospectuses to Other Than	Literature and
Fiscal Year Ended August 31, 2004:	Dealers[1]	Personnel	Expenses	Current Shareholders	Advertising	Totals
Balanced Fund	$520,333	$254,874	$116,460	$8,291	$9,376	$909,333
Growth and Income Fund	1,316,226	927,346	441,922	31,461	35,577	2,752,532
CORE Large Cap Value Fund	260,311	146,070	57,984	4,128	4,668	473,161
CORE U.S. Equity Fund	964,404	626,755	247,981	17,654	19,964	1,876,759
CORE Large Cap Growth Fund	314,719	174,239	77,260	5,500	6,220	577,939
CORE Small Cap Equity Fund	260,178	180,113	64,942	4,623	5,228	515,085
CORE International Equity Fund	213,042	344,872	90,855	6,468	7,314	662,552
Capital Growth Fund	3,175,893	2,019,739	682,017	48,554	54,907	5,981,110
Strategic Growth Fund	212,671	406,370	84,977	6,050	6,841	716,909
Growth Opportunities Fund	955,648	1,112,022	294,186	20,944	23,684	2,406,483
Mid Cap Value Fund	1,690,564	1,350,553	488,983	34,811	39,366	3,604,277
Small Cap Value Fund	1,605,769	1,816,364	542,939	38,653	43,710	4,047,434
Large Cap Value Fund	150,603	643,596	53,741	3,826	4,326	856,091
International Equity Fund	776,063	1,268,066	320,517	22,818	25,804	2,413,268
European Equity Fund	48,634	143,208	24,454	1,741	1,969	220,006
Japanese Equity Fund	32,045	172,941	28,220	2,009	2,272	237,487
International Growth Opportunities Fund	62,823	161,404	45,574	3,244	3,669	276,715
Emerging Markets Equity Fund	43,064	151,142	35,541	2,530	2,861	235,138
Asia Growth Fund	71,920	187,295	45,817	3,262	3,689	311,983
Research Select Fund	227,913	116,118	54,545	3,883	4,391	406,851
Concentrated Growth Fund	18,012	165,693	13,870	987	1,117	199,679

[1]	Advance commissions paid to dealers of 1% on Class A Shares are considered deferred assets which are amortized over a period of 18 months; amounts presented above reflect amortization expense recorded during the period presented.

     During the fiscal year ended August 31, 2004 Goldman Sachs incurred the following expenses in connection with distribution under the Class B Plan of each applicable Fund with Class B Shares then in existence:

		Compensation and			Preparation and
		Expenses of the	Allocable Overhead,	Printing and Mailing of	Distribution of Sales
	Compensation to	Distributor and Its Sale	Telephone and Travel	Prospectuses to Other Than	Literature and
Fiscal Year Ended August 31, 2004:	Dealers[1]	Personnel	Expenses	Current Shareholders	Advertising	Totals
Balanced Fund	$240,228	$58,034	$28,163	$2,005	$2,267	$330,698
Growth and Income Fund	132,260	182,043	88,677	6,313	7,139	416,432
CORE Large Cap Value Fund	224,451	56,286	27,027	1,924	2,176	311,865
CORE U.S. Equity Fund	1,374,728	339,283	164,138	11,685	13,214	1,903,047
CORE Large Cap Growth Fund	1,605,635	264,723	127,545	9,080	10,268	2,017,252
CORE Small Cap Equity Fund	220,119	62,865	30,277	2,155	2,438	317,854
CORE International Equity Fund	33,399	10,032	4,866	346	392	49,035
Capital Growth Fund	2,895,130	407,377	199,019	14,168	16,022	3,531,716
Strategic Growth Fund	184,471	25,722	12,491	889	1,006	224,579
Growth Opportunities Fund	1,070,116	178,412	87,158	6,205	7,017	1,348,907
Mid Cap Value Fund	1,245,093	279,458	136,094	9,689	10,956	1,681,290
Small Cap Value Fund	1,035,936	263,771	128,444	9,144	10,341	1,447,635
Large Cap Value Fund	119,693	32,529	15,833	1,127	1,275	170,456
International Equity Fund	82,057	102,849	49,467	3,522	3,982	241,877
European Equity Fund	40,572	9,493	4,444	316	358	55,183
Japanese Equity Fund	43,939	7,681	3,646	260	294	55,819
International Growth Opportunities Fund	25,460	10,142	4,832	344	389	41,166
Emerging Markets Equity Fund	26,204	11,618	5,509	392	443	44,166
Asia Growth Fund	7,043	15,185	7,044	501	567	30,341
Research Select Fund	2,609,019	295,717	143,087	10,187	11,519	3,069,530
Concentrated Growth Fund	477	144	69	5	6	700

[1]	Advance commissions paid to dealers of 4% on Class B Shares are considered deferred assets which are amortized over a period of 6 years; amounts presented above reflect amortization expense recorded during the period presented.

     During the fiscal year ended August 31, 2004 Goldman Sachs incurred the following expenses in connection with distribution under the Class C Plan of each applicable Fund with Class C Shares then in existence:

		Compensation and			Preparation and
		Expenses of the	Allocable Overhead,	Printing and Mailing of	Distribution of Sales
	Compensation to	Distributor and Its Sale	Telephone and Travel	Prospectuses to Other Than	Literature and
Fiscal Year Ended August 31, 2004:	Dealers[1]	Personnel	Expenses	Current Shareholders	Advertising	Totals
Balanced Fund	$33,885	$9,426	$4,600	$327	$370	$48,609
Growth and Income Fund	108,927	15,204	7,525	536	606	132,797
CORE Large Cap Value Fund	145,528	31,598	15,079	1,073	1,214	194,492
CORE U.S. Equity Fund	385,492	66,414	32,220	2,294	2,594	489,013
CORE Large Cap Growth Fund	361,941	45,332	22,245	1,584	1,791	432,892
CORE Small Cap Equity Fund	191,488	50,078	23,822	1,696	1,918	269,002
CORE International Equity Fund	19,600	10,288	4,901	349	395	35,532
Capital Growth Fund	992,950	125,106	61,449	4,375	4,947	1,188,827
Strategic Growth Fund	199,147	28,060	13,636	971	1,098	242,912
Growth Opportunities Fund	695,634	113,206	55,685	3,964	4,483	872,972
Mid Cap Value Fund	741,331	139,770	68,491	4,876	5,514	959,982
Small Cap Value Fund	1,138,774	287,333	140,075	9,972	11,277	1,587,430
Large Cap Value Fund	139,314	26,440	12,891	918	1,038	180,601
International Equity Fund	157,155	44,771	21,553	1,534	1,735	226,748
European Equity Fund	16,745	3,670	1,704	121	137	22,377
Japanese Equity Fund	31,041	6,542	3,107	221	250	41,161
International Growth Opportunities Fund	30,801	9,772	4,666	332	376	45,947
Emerging Markets Equity Fund	14,244	4,925	2,339	167	188	21,863
Asia Growth Fund	18,834	5,208	2,482	177	200	26,900
Research Select Fund	556,178	57,646	28,444	2,025	2,290	646,582
Concentrated Growth Fund	2,042	953	456	32	37	3,520

[1]	Advance commissions paid to dealers of 1% on Class C Shares are considered deferred assets which are amortized over a period of 1 year; amounts presented above reflect amortization expense recorded during the period presented.

The information contained in the preceding tables reflects amounts expended by Goldman Sachs, which amounts are in excess of the compensation received by Goldman Sachs under the Plans. The payments under the Plans were used by Goldman Sachs to compensate it for the expenses shown above on a pro-rata basis.

OTHER INFORMATION REGARDING MAXIMUM SALES CHARGE, PURCHASES,
REDEMPTIONS, EXCHANGES AND DIVIDENDS
(Class A Shares, Class B Shares and Class C Shares Only)

     The following information supplements the information in the Prospectus under the captions “Shareholder Guide” and “Dividends.” Please see the Prospectus for more complete information.

Maximum Sales Charges

     Class A Shares of each Fund are sold with a maximum sales charge of 5.5%. Using the net asset value per share as of August 31, 2004, the maximum offering price of each Fund’s Class A Shares would be as follows:

		Maximum	Offering
	Net Asset	Sales	Price to
	Value	Charge	Public
Balanced Fund	$18.63	5.5%	$19.71
Growth and Income Fund	22.88	5.5%	24.21
CORE U.S. Equity Fund	25.81	5.5%	27.31
CORE Large Cap Value Fund	11.15	5.5%	11.80
CORE Large Cap Growth Fund	11.13	5.5%	11.78
CORE Small Cap Equity Fund	12.24	5.5%	12.95
CORE International Equity Fund	9.49	5.5%	10.04
Capital Growth Fund	18.31	5.5%	19.38
Strategic Growth Fund	8.07	5.5%	8.54
Growth Opportunities Fund	18.58	5.5%	19.66
Mid Cap Value Fund	30.82	5.5%	32.61
Small Cap Value Fund	39.25	5.5%	41.53
Large Cap Value Fund	11.80	5.5%	12.49
International Equity Fund	14.73	5.5%	15.59
European Equity Fund	9.93	5.5%	10.51
Japanese Equity Fund	8.61	5.5%	9.11
International Growth Opportunities Fund	12.00	5.5%	12.70
Emerging Markets Equity Fund	10.49	5.5%	11.10
Asia Growth Fund	10.47	5.5%	11.08
Research Select Fund	6.33	5.5%	6.70
Concentrated Growth Fund	11.70	5.5%	12.38

     The actual sales charge that is paid by an investor on the purchase of Class A Shares may differ slightly from the sales charge listed above or in a Fund’s Prospectus due to rounding in the calculations. For example, the sales load disclosed above and in the Funds’ Prospectuses is only shown to one decimal place (i.e., 5.5%). The actual sales charge that is paid by an investor will be rounded to two decimal places. As a result of such rounding in the calculations, the actual sales load paid by an investor may be somewhat greater (e.g., 5.53%) or somewhat lesser (e.g., 5.48%) than that listed above or in the Prospectuses. Contact your financial advisor for further information.

Other Purchase Information

     The sales and waivers on the Funds’ shares are due to the nature of the investors involved and/or the related sales effort that is needed to obtain such investments.

     If shares of a Fund are held in a “street name” account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner’s account will be performed by the Authorized Dealer, and not by the Fund and its Transfer Agent. Since the Funds will have no record of the beneficial owner’s transactions, a beneficial owner should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about the account. The transfer of shares in a “street name” account to an account with another dealer or to an account directly with the Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Dealer.

Right of Accumulation (Class A)

     A Class A shareholder qualifies for cumulative quantity discounts if the current purchase price of the new investment plus the shareholder’s current holdings of existing Class A, Class B or Class C Shares (acquired by purchase or exchange) of a Fund and Class A Shares of any other Goldman Sachs Fund total the requisite amount for receiving a discount. For example, if a shareholder owns shares with a current market value of $65,000 and purchases additional Class A Shares of any Goldman Sachs Fund with a purchase price of $45,000, the sales charge for the $45,000 purchase would be 3.75% (the rate applicable to a single purchase of $100,000 or more). Class A Shares purchased without the imposition of a sales charge may not be aggregated with Class A, Class B and/or Class C Shares purchased subject to a sales charge. Class A, Class B and/or Class C Shares of the Funds and any other Goldman Sachs Fund purchased (i) by an individual, his spouse and his children, and (ii) by a trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account, will be combined for the purpose of determining whether a purchase will qualify for such right of accumulation and, if qualifying, the applicable sales charge level. For purposes of applying the right of accumulation, shares of the Funds and any other Goldman Sachs Fund purchased by an existing client of Goldman Sachs Wealth Management or GS Ayco Holding LLC will be combined with Class A, Class B and/or Class C Shares and other assets held by all other Goldman Sachs Wealth Management accounts or accounts of GS Ayco Holding LLC, respectively. In addition, Class A, Class B and/or Class C Shares of the Funds and Class A, Class B and/or Class C Shares of any other Goldman Sachs Fund purchased by partners, directors, officers or employees of the same business organization, groups of individuals represented by and investing on the recommendation of the same accounting firm, certain affinity groups or other similar organizations (collectively, “eligible persons”) may be combined for the purpose of determining whether a purchase will qualify for the right of accumulation and, if qualifying, the applicable sales charge level. This right of accumulation is subject to the following conditions: (i) the business organization’s, group’s or firm’s agreement to cooperate in the offering of the Fund’s shares to eligible persons; and (ii) notification to the relevant Fund at the time of purchase that the investor is eligible for this right of accumulation. In addition, in connection with SIMPLE IRA accounts, cumulative quantity discounts are available on a per plan basis if (i) your employee has been assigned a cumulative discount number by Goldman Sachs; and (ii) your account, alone or in combination with the accounts of other plan participants also invested in Class A, Class B and/or Class C Shares of Goldman Sachs Funds, totals the requisite aggregate amount as described in the Prospectus.

Statement of Intention (Class A)

     If a shareholder anticipates purchasing at least $50,000 of Class A Shares of a Fund alone or in combination with Class A Shares of any other Goldman Sachs Fund within a 13-month period, the shareholder may purchase shares of the Fund at a reduced sales charge by submitting a Statement of Intention (the “Statement”). Shares purchased pursuant to a Statement will be eligible for the same sales charge discount that would have been available if all of the purchases had been made at the same time. The shareholder or his Authorized Dealer must inform Goldman Sachs that the Statement is in effect each time shares are purchased. There is no obligation to purchase the full amount of shares indicated in the Statement. A shareholder may include the value of all Class A Shares on which a sales charge has previously been paid as an “accumulation credit” toward the completion of the Statement, but a price readjustment will be made only on Class A Shares purchased within ninety (90) days before submitting the Statement. The Statement authorizes the Transfer Agent to hold in escrow a sufficient number of shares which can be redeemed to make up any difference in the sales charge on the amount actually invested. For purposes of satisfying the amount specified on the Statement, the gross amount of each investment, exclusive of any appreciation on shares previously purchased, will be taken into account.

     The provisions applicable to the Statement, and the terms of the related escrow agreement, are set forth in Appendix C to this Additional Statement.

Cross-Reinvestment of Dividends and Distributions

     Shareholders may receive dividends and distributions in additional shares of the same class of a Fund or they may elect to receive them in cash or shares of the same class of other Goldman Sachs Funds or ILA Service Shares of the Prime Obligations Fund or the Tax-Exempt Diversified Fund, if they hold Class A Shares of a Fund, or ILA Class B or Class C Shares of the Prime Obligations Fund, if they hold Class B or Class C Shares of a Fund (the “ILA Funds”).

     A Fund shareholder should obtain and read the prospectus relating to any other Goldman Sachs Fund or ILA Fund and its shares and consider its investment objective, policies and applicable fees before electing cross-reinvestment into that Fund. The election to cross-reinvest dividends and capital gain distributions will not affect the tax treatment of such dividends and distributions, which will be treated as received by the shareholder and then used to purchase shares of the acquired fund. Such reinvestment of dividends and distributions in shares of other Goldman Sachs Funds or ILA Funds is available only in states where such reinvestment may legally be made.

Automatic Exchange Program

     A Fund shareholder may elect to exchange automatically a specified dollar amount of shares of a Fund for shares of the same class or an equivalent class of another Goldman Sachs Fund into an identical account or an account registered in a different name or with a different address, social security or other taxpayer identification number, provided that the account in the acquired fund has been established, appropriate signatures have been obtained and the minimum initial investment requirement has been satisfied. A Fund shareholder should obtain and read the prospectus relating to any other Goldman Sachs Fund and its shares and consider its investment objective, policies and applicable fees and expenses before electing an automatic exchange into that Goldman Sachs Fund.

Class C Exchanges

     As stated in the Prospectuses, Goldman Sachs normally begins paying the annual 0.75% distribution fee on Class C Shares to Authorized Dealers after the shares have been held for one year. When an Authorized Dealer enters into an appropriate agreement with Goldman Sachs and stops receiving this payment on Class C Shares that have been beneficially owned by the Authorized Dealer’s customers for at least ten years, those Class C Shares may be exchanged for Class A Shares (which bear a lower distribution fee) of the same Fund at their relative net asset value without a sales charge in recognition of the reduced payment to the Authorized Dealer.

Systematic Withdrawal Plan

     A systematic withdrawal plan (the “Systematic Withdrawal Plan”) is available to shareholders of a Fund whose shares are worth at least $5,000. The Systematic Withdrawal Plan provides for monthly payments to the participating shareholder of any amount not less than $50.

     Dividends and capital gain distributions on shares held under the Systematic Withdrawal Plan are reinvested in additional full and fractional shares of the applicable Fund at net asset value. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time. Goldman Sachs reserves the right to initiate a fee of up to $5 per withdrawal, upon thirty (30) days written notice to the shareholder. Withdrawal payments should not be considered to be dividends, yield or income. If periodic withdrawals continuously exceed new purchases and reinvested dividends and capital gains distributions, the shareholder’s original investment will be correspondingly reduced and ultimately exhausted. The maintenance of a withdrawal plan concurrently with purchases of additional Class A, Class B or Class C Shares would be disadvantageous because of the sales charge imposed on purchases of Class A Shares or the imposition of a CDSC on redemptions of Class A, Class B or Class C Shares. The CDSC applicable to Class A, Class B or Class C Shares redeemed under a systematic withdrawal plan may be waived. See “Shareholder Guide” in the Prospectuses. In addition, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be reported for federal and state income tax purposes. A shareholder should consult his or her own tax adviser with regard to the tax consequences of participating in the Systematic Withdrawal Plan. For further information or to request a Systematic Withdrawal Plan, please write or call the Transfer Agent.

Class B Contingent Deferred Sales Charge- Shares Received in Connection with the Expedition Funds’ Reorganization

Former Class B shareholders of the Expedition Equity Fund or Expedition Equity Income Fund who received Class B Shares of the Goldman Sachs CORE U.S. Equity Fund or Goldman Sachs Growth and Income Fund in connection with the reorganization of the Expedition Funds into the Trust will be charged a contingent deferred sales charge (a “CDSC”) on those Goldman Sachs Fund Class B Shares based on the CDSC schedule set forth below. Goldman Sachs Fund Class B Shares purchased by former Expedition Fund shareholders after the effective time of the Expedition Fund reorganization will be charged CDSCs according to the Goldman Sachs Fund CDSC schedule set forth in the Equity Funds’ prospectuses.

CDSC as a Percentage of Dollar Amount
Year since Purchase	Subject to CDSC
First	4.00%
Second	3.00%
Third	3.00%
Fourth	2.00%
Fifth	1.00%
Sixth	0.00%
Seventh	0.00%
Eighth	0.00%

Class B Shares will automatically convert to Class A Shares after eight years.

SERVICE PLAN AND SHAREHOLDER ADMINISTRATION PLAN
(Service Shares Only)

     The Funds have adopted a service plan and a separate shareholder administration plan (the “Plans”) with respect to the Service Shares which authorize the Funds to compensate Service Organizations for providing certain personal and account maintenance services and shareholder administration services to their customers who are or may become beneficial owners of such Shares. Pursuant to the Plans, each Fund enters into agreements with Service Organizations which purchase Service Shares of the Fund on behalf of their customers (“Service Agreements”). Under such Service Agreements the Service Organizations may perform some or all of the following services:

     (a) Personal and account maintenance services, including: (i) providing facilities to answer inquiries and respond to correspondence with customers and other investors about the status of their accounts or about other aspects of the Trust or the applicable Fund; (ii) acting as liaison between the Service Organization’s customers and the Trust, including obtaining information from the Trust and assisting the Trust in correcting errors and resolving problems; (iii) providing such statistical and other information as may be reasonably requested by the Trust or necessary for the Trust to comply with applicable federal or state law; (iv) responding to investor requests for prospectuses; (v) displaying and making prospectuses available on the Service Organization’s premises; and (vi) assisting customers in completing application forms, selecting dividend and other account options and opening custody accounts with the Service Organization.

     (b) Shareholder administration services, including: (i) acting or arranging for another party to act, as recordholder and nominee of the Service Shares beneficially owned by the Service Organization’s customers; (ii) establishing and maintaining, or assist in establishing and maintaining, individual accounts and records with respect to the Service Shares owned by each customer; (iii) processing, or assist in processing, confirmations concerning customer orders to purchase, redeem and exchange Service Shares; (iv) receiving and transmitting, or assist in receiving and transmitting funds representing the purchase price or redemption proceeds of such Service Shares; (v) facilitating the inclusion of Service Shares in accounts, products or services offered to the Service Organization’s customers by or through the Service Organization; (vi) processing dividend payments on behalf of customers; and (vii) performing other related services which do not constitute “any activity which is primarily intended to result in the sale of shares” within the meaning of Rule 12b-1 under the Act or “personal and account maintenance services” within the meaning of the NASD’s Conduct Rules.

     As compensation for such services, each Fund will pay each Service Organization a personal and account maintenance service fee and a shareholder administration service fee in an amount up to 0.25% and 0.25%, respectively, (on an annualized basis) of the average daily net assets of the Service Shares of such Fund attributable to or held in the name of such Service Organization.

     The amount of the service and shareholder administration fees paid by each Fund then in existence to Service Organizations pursuant to the Plans was as follows for the fiscal years ended August 31, 2004, August 31, 2003 and August 31, 2002.

	Fiscal year	Fiscal year	Fiscal year
	Ended	Ended	Ended
	August 31,	August 31,	August 31,
	2004	2003	2002
Balanced Fund	$36	$58	$0
Growth and Income Fund	6,980	17,041	24,093
CORE Large Cap Value Fund	2,019	1,405	466
CORE U.S. Equity Fund	44,001	33,081	36,923
CORE Large Cap Growth Fund	2,047	1,838	4,521
CORE Small Cap Equity Fund	252,519	144,907	18,249
CORE International Equity Fund	388	121	99
Capital Growth Fund	30,296	28,509	41,794
Strategic Growth Fund	809	5	7
Growth Opportunities Fund	5,056	2,375	1,762
Mid Cap Value Fund	39,302	9,809	1,880
Small Cap Value Fund	48,450	15,821	13,605
Large Cap Value Fund	401	7	7
International Equity Fund	4,737	19,659	25,410
European Equity Fund	123	7	7
Japanese Equity Fund	3	5	7
International Growth Opportunities Fund	514	154	92
Emerging Markets Equity Fund	2,432	456	32
Asia Growth Fund	—	N/A	N/A
Research Select Fund	70	57	60
Concentrated Growth Fund[1]	9	7	N/A

[1]	Prior to September 3, 2002, the Concentrated Growth Fund had not offered Service Shares.

     The Funds have adopted the Service Plan but not the Shareholder Administration Plan pursuant to Rule 12b-1 under the Act in order to avoid any possibility that service fees paid to the Service

Organizations pursuant to the Service Agreements might violate the Act. Rule 12b-1, which was adopted by the SEC under the Act, regulates the circumstances under which an investment company or series thereof may bear expenses associated with the distribution of its shares. In particular, such an investment company or series thereof cannot engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares issued by the company unless it has adopted a plan pursuant to, and complies with the other requirements of, such Rule. The Trust believes that fees paid for the services provided in the Service Plan and described above are not expenses incurred primarily for effecting the distribution of Service Shares. However, should such payments be deemed by a court or the SEC to be distribution expenses, such payments would be duly authorized by the Plan. The Shareholder administration plan has not been adopted pursuant to Rule 12b-1 under the Act.

     Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to a Service Organization’s receipt of compensation paid by a Fund in connection with the investment of fiduciary assets in Service Shares of a Fund. Service Organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal advisers before investing fiduciary assets in Service Shares of a Fund. In addition, under some state securities laws, banks and other financial institutions purchasing Service Shares on behalf of their customers may be required to register as dealers.

     The Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or the related Service Agreements, most recently voted to approve the Plans and related Service Agreements at a meeting called for the purpose of voting on such Plans and Service Agreements on May 5, 2004. The Plans and related Service Agreements will remain in effect until June 30, 2005 and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Trustees in the manner described above. The Service Plan may not be amended (but the Shareholder Administration Plan may be amended) to increase materially the amount to be spent for the services described therein without approval of the Service Shareholders of the affected Fund and all material amendments of each Plan must also be approved by the Trustees in the manner described above. The Plans may be terminated at any time by a majority of the Trustees as described above or by a vote of a majority of the affected Fund’s outstanding Service Shares. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees as described above or by a vote of a majority of the outstanding Service Shares of the affected Fund on not more than sixty (60) days’ written notice to any other party to the Service Agreements. The Service Agreements will terminate automatically if assigned. So long as the Plans are in effect, the selection and nomination of those Trustees who are not interested persons will be committed to the discretion of the non-interested Trustees. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Plans will benefit the Funds and the holders of Service Shares of the Funds.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

     A Standard & Poor’s short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

     “A-1” - Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

     “A-2” - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

     “A-3” - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     “B” - Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

     “C” - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

     “D” – Obligations are in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

1-A

     Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. These obligations have an original maturity not exceeding thirteen months, unless explicitly noted. The following summarizes the rating categories used by Moody’s for short-term obligations:

     “P-1” - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

     “P-2” - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

     “P-3” - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

     “NP” - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

     Fitch Ratings, Inc. (“Fitch”) short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

     “F1” - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added “+” to denote any exceptionally strong credit feature.

     “F2” - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     “F3” - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     “B” - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     “C” - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

     “D” - Securities are in actual or imminent payment default.

     The following summarizes the ratings used by Dominion Bond Rating Service Limited (“DBRS”) for commercial paper and short-term debt:

2-A

     R-1  Prime Credit Quality

     R-2  Adequate Credit Quality

     R-3  Speculative

     All three DBRS rating categories for short-term debt use “high,” “middle” or “low” as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area.

     “R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an “R-1 (high),” few entities are strong enough to achieve this rating.

     “R-1 (middle)” - Short-term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits to only a small degree. Given the extremely tough definition which DBRS has for the “R-1 (high)” category, entities rated “R-1 (middle)” are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

     “R-1 (low)” - Short-term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

     “R-2 (high),” “R-2 (middle),” “R-2 (low)” - Short-term debt rated “R-2” is of adequate credit quality and within the three subset grades, debt protection ranges from having reasonable ability for timely repayment to a level which is considered only just adequate. The liquidity and debt ratios of entities in the “R-2” classification are not as strong as those in the “R-1” category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an “R-1 credit.” Profitability trends, past and future, may be less favorable, earnings not as stable, and there are often negative qualifying factors present which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

     “R-3 (high),” “R-3 (middle),” “R-3 (low)” - Short-term debt rated “R-3” is speculative, and within the three subset grades, the capacity for timely payment ranges from mildly speculative to doubtful. “R-3” credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with “R-3” ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the

3-A

level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

Long-Term Credit Ratings

     The following summarizes the ratings used by Standard & Poor’s for long-term issues:

     “AAA” - An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

     “AA” - An obligation rated “AA” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

     “A” - An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

     “BBB” - An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated “BB,” “B,” “CCC,” “CC” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “CC” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     “BB” - An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

     “B” - An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

     “CCC” - An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     “CC” - An obligation rated “CC” is currently highly vulnerable to nonpayment.

     “C” - The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

     “D” - An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not

4-A

expired, unless Standard & Poor’s believes that such payment will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     - PLUS (+) OR MINUS (-) - The ratings from “AA” through “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     The following summarizes the ratings used by Moody’s for long-term debt:

     “Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

     “Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

     “A” – Obligations rated “A” are considered upper-medium-grade and are subject to low credit risk.

     “Baa” – Obligations rated “Baa” are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

     “Ba” – Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

     “B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

     “Caa” – Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

     “Ca” - Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

     “C” – Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

     Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

     “AAA” - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

5-A

     “AA” - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     “A” - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     “BBB” - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

     “BB” - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     “B” - Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     “CCC,” “CC” and “C” - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. “CC” ratings indicate that default of some kind appears probable, and “C” ratings signal imminent default.

     “DDD,” “DD” and “D” - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor.

     Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect for repaying all obligations.

     PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” long-term rating category or to categories below “CCC.”

     The following summarizes the ratings used by DBRS for long-term debt:

     “AAA” - Bonds rated “AAA” are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is

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favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which DBRS has established for this category, few entities are able to achieve a AAA rating.

     “AA” - Bonds rated “AA” are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which DBRS has for the AAA category, entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

     “A” - Bonds rated “A” are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the “A” category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

     “BBB” - Bonds rated “BBB” are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present which reduce the strength of the entity and its rated securities.

     “BB” - Bonds rated “BB” are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

     “B” - Bonds rated “B” are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

     “CCC” / “CC” / “C” - Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated “B.” Bonds rated below “B” often have characteristics which, if not remedied, may lead to default. In practice, there is little difference between the “C” to “CCC” categories, with “CC” and “C” normally used to lower ranking debt of companies where the senior debt is rated in the “CCC” to “B” range.

     “D” - This category indicates bonds in default of either interest or principal.

     (“high,” “low”) grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating which is essentially in the middle of the category. Note that “high” and “low” grades are not used for the AAA category.

Municipal Note Ratings

     A Standard & Poor’s note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor’s for municipal notes:

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     “SP-1” - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

     “SP-2” - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     “SP-3” - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

     Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels – MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarized the ratings by Moody’s for these short-term obligations:

     “MIG-1” - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

     “MIG-2” - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

     “MIG-3” - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

     “SG” - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

     In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade of VMIG rating.

     When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

     VMIG rating expirations are a function of each issue’s specific structural or credit features.

     “VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

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     “VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

     “VMIG-3” - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

     “SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

     Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

Moody’s credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities.

Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.

DBRS credit ratings are not buy, hold or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations.

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APPENDIX B
ISS PROXY VOTING GUIDELINES SUMMARY

The following is a summary of certain of the ISS Proxy Voting Guidelines, which form the substantive basis of the Investment Adviser’s Policy on Proxy Voting (“Policy”) with respect to public equity investments. Unlike the abbreviated nature of this summary, the actual ISS Proxy Voting Guidelines address additional voting matters and provide more discussion regarding the factors that may determine ISS’s position on a matter. The Investment Adviser may diverge from the ISS guidelines and a related ISS recommendation on any particular proxy vote or in connection with any individual investment decision.

1. Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent,

•	Fees for non-audit services are excessive, or

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

2. Board of Directors

a. Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a CASE-BY-CASE basis, examining, among other factors, the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, and whether the chairman is also serving as a CEO.

b. Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

c. Independent Chairman (Separate Chairman/CEO)

Generally vote FOR shareholder proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal.

d. Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independence.

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Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3. Shareholder Rights

a. Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

b. Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

c. Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

d. Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

e. Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. Proxy Contests

a. Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include, among others, the long-term financial performance, management’s track

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record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

b. Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.

5. Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill to shareholder vote or redeem it.

6. Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions based on such features, among others, as the fairness opinion, pricing, prospects of the combined company, and the negotiating process.

7. Reincorporation Proposals

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. Capital Structure

a. Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being de-listed or if a company’s ability to continue to operate as a going concern is uncertain.

b. Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders

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•	It is not designed to preserve the voting power of an insider or significant shareholder

9. Executive and Director Compensation

Votes with respect to equity based compensation plans should be determined on a CASE-BY-CASE basis. The ISS methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the Securities and Exchange Commission’s rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, ISS compares it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing of underwater stock options without shareholder approval.

a. Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

•	Historic trading patterns

•	Rationale for the repricing

•	Value-for-value exchange

•	Option vesting

•	Term of the option

•	Exercise price

•	Participation

b. Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value;

•	Offering period is 27 months or less; and

•	Potential voting power dilution is ten percent or less.

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Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

c. Shareholder Proposals on Compensation

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information and shareholder proposals to put option repricings to a shareholder vote. Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

10. Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

Generally, ISS votes CASE-BY-CASE on such proposals. However, there are certain specific topics where ISS generally votes FOR the proposal (e.g., proposals seeking a report on a company’s animal welfare standards) or AGAINST the proposal (e.g., reports on foreign military sales or offsets.)

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APPENDIX C

BUSINESS PRINCIPLES OF GOLDMAN, SACHS & CO.

Goldman Sachs is noted for its Business Principles, which guide all of the firm’s activities and serve as the basis for its distinguished reputation among investors worldwide.

     Our client’s interests always come first. Our experience shows that if we serve our clients well, our own success will follow.

     Our assets are our people, capital and reputation. If any of these is ever diminished, the last is the most difficult to restore. We are dedicated to complying fully with the letter and spirit of the laws, rules and ethical principles that govern us. Our continued success depends upon unswerving adherence to this standard.

     We take great pride in the professional quality of our work. We have an uncompromising determination to achieve excellence in everything we undertake. Though we may be involved in a wide variety and heavy volume of activity, we would, if it came to a choice, rather be best than biggest.

     We stress creativity and imagination in everything we do. While recognizing that the old way may still be the best way, we constantly strive to find a better solution to a client’s problems. We pride ourselves on having pioneered many of the practices and techniques that have become standard in the industry.

     We make an unusual effort to identify and recruit the very best person for every job. Although our activities are measured in billions of dollars, we select our people one by one. In a service business, we know that without the best people, we cannot be the best firm.

     We offer our people the opportunity to move ahead more rapidly than is possible at most other places. We have yet to find limits to the responsibility that our best people are able to assume. Advancement depends solely on ability, performance and contribution to the Firm’s success, without regard to race, color, religion, sex, age, national origin, disability, sexual orientation, or any other impermissible criterion or circumstance.

     We stress teamwork in everything we do. While individual creativity is always encouraged, we have found that team effort often produces the best results. We have no room for those who put their personal interests ahead of the interests of the Firm and its clients.

     The dedication of our people to the Firm and the intense effort they give their jobs are greater than one finds in most other organizations. We think that this is an important part of our success.

     Our profits are a key to our success. They replenish our capital and attract and keep our best people. It is our practice to share our profits generously with all who helped create them. Profitability is crucial to our future.

     We consider our size an asset that we try hard to preserve. We want to be big enough to undertake the largest project that any of our clients could contemplate, yet small enough to maintain

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the loyalty, the intimacy and the esprit de corps that we all treasure and that contribute greatly to our success.

     We constantly strive to anticipate the rapidly changing needs of our clients and to develop new services to meet those needs. We know that the world of finance will not stand still and that complacency can lead to extinction.

     We regularly receive confidential information as part of our normal client relationships. To breach a confidence or to use confidential information improperly or carelessly would be unthinkable.

     Our business is highly competitive, and we aggressively seek to expand our client relationships. However, we must always be fair to competitors and must never denigrate other firms.

     Integrity and honesty are the heart of our business. We expect our people to maintain high ethical standards in everything they do, both in their work for the firm and in their personal lives.

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GOLDMAN, SACHS & CO.’S HISTORY OF EXCELLENCE

1869	Marcus Goldman opens Goldman Sachs for business

1890	Dow Jones Industrial Average first published

1896	Goldman, Sachs & Co. joins New York Stock Exchange

1906	Goldman, Sachs & Co. takes Sears Roebuck & Co. public (at 97 years, the firm’s longest-standing client relationship)

Dow Jones Industrial Average tops 100

1925	Goldman, Sachs & Co. finances Warner Brothers, producer of the first talking film

1956	Goldman, Sachs & Co. co-manages Ford’s public offering, the largest to date

1970	Goldman, Sachs & Co. opens London office

1972	Dow Jones Industrial Average breaks 1000

1986	Goldman, Sachs & Co. takes Microsoft public

1988	Goldman Sachs Asset Management is formally established

1991	Goldman, Sachs & Co. provides advisory services for the largest privatization in the region of the sale of Telefonos de Mexico

1995	Goldman Sachs Asset Management introduces Global Tactical Asset Allocation Program

Dow Jones Industrial Average breaks 5000

1996	Goldman, Sachs & Co. takes Deutsche Telekom public

Dow Jones Industrial Average breaks 6000

1997	Goldman Sachs Asset Management increases assets under management by 100% over 1996

Dow Jones Industrial Average breaks 7000

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1998	Goldman Sachs Asset Management reaches $195.5 billion in assets under management

Dow Jones Industrial Average breaks 9000

1999	Goldman Sachs becomes a public company

Goldman Sachs Asset Management launches the Goldman Sachs Internet Tollkeeper Fund; becomes the year’s second most successful new fund launch

2000	Goldman Sachs CORESM Tax-Managed Equity Fund launches

Goldman Sachs Asset Management has total assets under management of $298.5 billion

2001	Goldman Sachs Asset Management reaches $100 billion in money market assets

Goldman Sachs Asset Management has total assets under management of $306 billion

Goldman Sachs acquires Spear, Leeds and Kellogg

2002	Advises and services the wealth management needs of 45% of the Forbes 400*

2004	Goldman Sachs acquires The Ayco Company, L.P., one of the oldest and largest financial planning firms in the United States

Goldman Sachs combines its Australian operations with Australian securities firm JBWere, one of the most respected and oldest (having been founded in 1840) financial institutions in the region, to form Goldman Sachs JBWere

*	Source: Forbes.com September 2002

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APPENDIX D

Statement of Intention
(applicable only to Class A Shares)

     If a shareholder anticipates purchasing $50,000 or more of Class A Shares of a Fund alone or in combination with Class A Shares of another Goldman Sachs Fund within a 13-month period, the shareholder may obtain shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by checking and filing the Statement of Intention in the Account Application. Income dividends and capital gain distributions taken in additional shares will not apply toward the completion of the Statement of Intention.

     To ensure that the reduced price will be received on future purchases, the investor must inform Goldman Sachs that the Statement of Intention is in effect each time shares are purchased. Subject to the conditions mentioned below, each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified on the Account Application. The investor makes no commitment to purchase additional shares, but if the investor’s purchases within 13 months plus the value of shares credited toward completion do not total the sum specified, the investor will pay the increased amount of the sales charge prescribed in the Escrow Agreement.

Escrow Agreement

     Out of the initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified on the Account Application will be held in escrow by the Transfer Agent in the form of shares registered in the investor’s name. All income dividends and capital gains distributions on escrowed shares will be paid to the investor or to his or her order. When the minimum investment so specified is completed (either prior to or by the end of the 13th month), the investor will be notified and the escrowed shares will be released.

     If the intended investment is not completed, the investor will be asked to remit to Goldman Sachs any difference between the sales charge on the amount specified and on the amount actually attained. If the investor does not within 20 days after written request by Goldman Sachs pay such difference in the sales charge, the Transfer Agent will redeem, pursuant to the authority given by the investor in the Account Application, an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the Transfer Agent.

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